ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2011

Entergy is a point-of-view-driven company with a sustainable approach to business. We use sophisticated analyses to develop informed points of view on key issues that affect our business. Our points of view are dynamic, changing with market conditions, and they determine our strategies. We also consider sustainability when setting our strategies by evaluating and optimizing their safety, economic, environmental and societal impact. We believe we must make progress simultaneously along multiple dimensions to truly succeed for all our stakeholders. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to 2.8 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $11 billion and approximately 15,000 employees.

TABLE OF CONTENTS

Excel Tab
ABOUT THIS PUBLICATION	Page 2
FORWARD-LOOKING INFORMATION	Page 2
FINANCIAL MEASURES	Page 2
ENTERGY AT A GLANCE	Pages 3 – 4
EXECUTIVE PROFILES	Pages 5 – 6

ENTERGY CORPORATION AND SUBSIDIARIES
Selected Financial and Operating Data	Page 7
Selected Financial Data	Page 7
Utility Electric Operating Data	Page 7
Entergy Wholesale Commodities Operating Data	Page 7
Employees	Page 7
Owned and Leased Capability	Page 7
Consolidated Quarterly Financial Metrics	Page 8
Consolidated Annual Financial Metrics	Page 8
Consolidated Financial Results	Page 9
Consolidated Quarterly Results	Page 9
Consolidated Quarterly Special Items	Page 10
Consolidated Annual Results	Page 11
Consolidated Annual Special Items	Page 12
Description of Consolidated Special Items	Page 13
Consolidated Statements of Income	Page 14
Consolidating Income Statement	Page 15
Consolidated Balance Sheets	Pages 16 – 17
Consolidating Balance Sheet	Pages 18 – 19
Consolidated Statements of Cash Flow	Pages 20 – 21
Cash Flow Information by Business	Page 21
Consolidated Statements of Changes in Equity and Comprehensive Income	Page 22
Consolidated Statements of Comprehensive Income	Page 23
Consolidated Capital Expenditures	Page 24
Entergy Corporation Securities Detail	Page 24
Entergy Corporation Long-Term Debt	Page 24
Securities Ratings (Outlook)	Page 24

UTILITY
Utility Quarterly Financial Metrics	Page 25
Utility Annual Financial Metrics	Page 25
Utility Securities Ratings (Outlook)	Page 25
Utility Historical Capital Expenditures	Page 25
Utility Planned Capital Expenditures	Page 26
Utility Financial Results	Page 26
Utility Consolidating Income Statement	Page 26
Utility Consolidating Balance Sheet	Pages 27 – 28
Utility Selected Annual Financial Metrics	Pages 29 – 31

Note: The Excel Tab labels correspond to the page numbers in the PDF version of the 2011 Statistical Report.

Excel Tab
UTILITY SECURITIES DETAIL	Page 32
Utility Long-Term Debt and Preferred Stock	Page 32
Entergy Arkansas, Inc.	Page 32
Entergy Gulf States Louisiana, L.L.C.	Page 33
Entergy Louisiana, LLC	Page 34
Entergy Mississippi, Inc.	Page 35
Entergy New Orleans, Inc.	Page 35
Entergy Texas, Inc.	Page 36
System Energy Resources, Inc.	Page 36
UTILITY STATISTICAL INFORMATION	Page 37
Utility Total Capability	Page 37
Utility Selected Operating Data	Page 37
Utility Consolidating Information	Page 38
Entergy Arkansas, Inc.	Pages 39 – 40
Entergy Gulf States Louisiana, L.L.C.	Pages 41 and 43
Entergy Texas, Inc.	Pages 42 – 43
Entergy Louisiana, LLC	Pages 44 – 45
Entergy Mississippi, Inc.	Pages 46 – 47
Entergy New Orleans, Inc.	Pages 48 – 49
System Energy Resources, Inc.	Page 49
Utility Nuclear Plant Statistics	Page 50
UTILITY REGULATORY INFORMATION	Page 51
Regulatory Commissions	Page 51
Commission/Council Members	Page 51
Select Utility Regulatory Mechanisms	Page 52
Utility Electric and Gas Fuel Recovery Mechanisms	Page 53

ENTERGY WHOLESALE COMMODITIES
EWC Quarterly Financial Metrics	Page 54
EWC Annual Financial Metrics	Page 54
EWC Quarterly Operational Metrics	Page 54
EWC Annual Operational Metrics	Page 54
EWC Total Capacity	Page 54
EWC Nuclear Plant Statistics	Page 55
EWC Non-Nuclear Wholesale Assets Plant Statistics	Page 55
EWC Non-Nuclear Wholesale Assets Plant Emissions	Page 55
EWC Nuclear Securities Detail	Page 56
EWC Non-Nuclear Wholesale Assets Securities Detail	Page 56

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES	Page 57

REG G RECONCILIATIONS
Pro Forma Financial Results	Page 58
Financial Measures	Pages 59 – 70

INVESTOR INFORMATION	Page 71

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2011 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

In this report and from time to time, Entergy Corporation makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are intended to identify forward-looking statements but are not the only means to identify these statements. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including those factors discussed or incorporated by reference in (a) Item 1A. Risk Factors in the 2011 Form 10-K, (b) Management’s Financial Discussion and Analysis in the 2011 Form 10-K, and (c) the following factors (in addition to others described elsewhere in this report and in subsequent securities filings):

• resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, Entergy’s utility supply plan, and recovery of fuel and purchased power costs

• the termination of Entergy Arkansas’s and Entergy Mississippi’s participation in the System Agreement in December 2013 and November 2015, respectively

• regulatory and operating challenges and uncertainties associated with the Utility operating companies’ proposal to move to the Midwest Independent Transmission System Operator, Inc. regional transmission organization, the operations of the independent coordinator of transmission for Entergy’s utility service territory, and the scheduled expiration of the current independent coordinator of transmission arrangement in November 2012

• risks associated with the proposed spin-off and subsequent merger of Entergy’s electric transmission business into a subsidiary of ITC Holdings Corp., including the risk that Entergy and the Utility operating companies may not be able to timely satisfy the conditions or obtain the approvals required to complete such transaction or such approvals may contain material restrictions or conditions, and the risk that if completed, the transaction may not achieve its anticipated results

• changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the application of more stringent transmission reliability requirements or market power criteria by the Federal Energy Regulatory Commission (FERC)

• changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those owned or operated by the Entergy Wholesale Commodities business, and the effects of new or existing safety concerns regarding nuclear power plants and nuclear fuel

• resolution of pending or future applications, and related regulatory proceedings and litigation, for license renewals or modifications of nuclear generating facilities

• the performance of and deliverability of power from Entergy’s generation resources, including the capacity factors at its nuclear generating facilities

• Entergy’s ability to develop and execute on a point of view regarding future prices of electricity, natural gas, and other energy-related commodities

• prices for power generated by Entergy’s merchant generating facilities and the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Entergy Wholesale Commodities nuclear plants

• the prices and availability of fuel and power Entergy must purchase for its Utility customers, and Entergy’s ability to meet credit support requirements for fuel and power supply contracts

• volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

• changes in law resulting from federal or state energy legislation or legislation subjecting energy derivatives used in hedging and risk management transactions to governmental regulation

• changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, and changes in costs of compliance with environmental and other laws and regulations

• uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel and nuclear waste storage and disposal

• variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of hurricanes, ice storms, or other weather events and the recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance

• effects of climate change

• Entergy’s ability to manage its capital projects and operation and maintenance costs

• Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

• the economic climate, and particularly economic conditions in Entergy’s Utility service territory and the Northeast United States and events that could influence economic conditions in those areas

• the effects of Entergy’s strategies to reduce tax payments

• changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt, execute share repurchase programs, and fund investments and acquisitions

• actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies’ ratings criteria

• changes in inflation and interest rates

• the effect of litigation and government investigations or proceedings

• advances in technology

• the potential effects of threatened or actual terrorism, cyber attacks or data security breaches, and war or a catastrophic event such as a nuclear accident or a natural gas pipeline explosion

• Entergy’s ability to attract and retain talented management and directors

• changes in accounting standards and corporate governance

• declines in the market prices of marketable securities and resulting funding requirements for Entergy’s defined benefit pension and other postretirement benefit plans

• changes in decommissioning trust fund values or earnings or in the timing of or cost to decommission nuclear plant sites

• factors that could lead to impairment of long-lived assets

• the ability to successfully complete merger, acquisition, or divestiture plans, regulatory or other limitations imposed as a result of merger, acquisition, or divestiture, and the success of the business following a merger, acquisition, or divestiture

FINANCIAL MEASURES

Financial performance measures shown in this report include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. This report includes non-GAAP measures of operational earnings, operational adjusted EBITDA, operational return on average invested capital, operational return on average common or members’ equity, operational net margin, operational price to earnings ratio and operational common dividend payout ratio, as well as gross liquidity, debt to capital, excluding securitization debt, net debt to net capital, excluding securitization debt, net debt to net capital with off-balance sheet liabilities, excluding securitization debt, and pro forma financial results and financial measures (average common equity, return on average common equity, debt to capital ratio, cash flow interest coverage) reflecting the jurisdictional separation of Entergy Gulf States, Inc. into Entergy Gulf States Louisiana, L.L.C. and Entergy Texas, Inc., when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 9, 11, and 58 – 70.

ENTERGY AT A GLANCE

CORPORATE STRUCTURE

CORPORATE PROFILE

Entergy Corporation is a Fortune 500 integrated energy company engaged primarily in electric power production and retail distribution operations.

•	Approximately 30,000 MW electric generating capacity
•	2nd-largest U.S. nuclear generator
•	2.8 million utility customers
•	More than $11 billion annual revenues
•	Approximately 15,000 employees
•	96 electric generating units operated

BUSINESS SEGMENTS

Entergy’s five year results in this report are presented in three business segments:

•	Utility
•	Entergy Wholesale Commodities
•	Parent and Other

On December 5, 2011, Entergy Corporation and ITC Holdings Corp. announced that the Boards of Directors of both companies had approved a definitive agreement under which Entergy will spin off and then merge its electric transmission business with ITC. Completion of the transaction is expected in 2013, subject to the satisfaction of certain closing conditions. Primary filings and approvals required include: Entergy’s Retail Regulators, Federal Energy Regulatory Commission, Hart-Scott-Rodino Act, Internal Revenue Service, Securities and Exchange Commission, and ITC Shareholders.

ENTERGY CORPORATION AND SUBSIDIARIES BUSINESS SEGMENTS (CONTINUED)

UTILITY

Entergy’s utility companies generate, transmit, distribute, and sell electric power, and operate a small natural gas distribution business.

•	Six electric utilities with 2.8 million customers
•	Four states – Arkansas, Louisiana, Mississippi, Texas
•	21,000 MW generating capacity
•	Two gas utilities with 193,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes, and sells electric power to 693,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)(a)

Entergy Gulf States Louisiana generates, transmits, distributes, and sells electric power to 384,000 retail customers in portions of Louisiana. Entergy Gulf States Louisiana also provides natural gas utility service to 92,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, LLC (ELL)

Entergy Louisiana generates, transmits, distributes, and sells electric power to 669,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes, and sells electric power to 437,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)

Entergy New Orleans generates, transmits, distributes, and sells electric power to 161,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to 101,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)(a)

Entergy Texas generates, transmits, distributes, and sells electric power to 413,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns or leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%), Entergy Mississippi (33%), and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY WHOLESALE COMMODITIES

Entergy’s Wholesale Commodities business owns and operates six nuclear units in the northern United States. This business is focused on selling power produced by those plants to wholesale customers. Entergy’s Wholesale Commodities business also owns interests in non-nuclear power plants that sell the electric power produced by those plants to wholesale customers. This business also provides services to other nuclear power plant owners.

•	5,011 MW nuclear-owned generating capacity in six units in northern U.S.
•	Pilgrim Nuclear Station in Plymouth, Massachusetts
•	James A. FitzPatrick in Oswego, New York
•	Indian Point Units 2 and 3 in Buchanan, New York
•	Vermont Yankee in Vernon, Vermont
•	Palisades Nuclear Energy Plant in South Haven, Michigan
•	1,601 net MW non-nuclear generating capacity as of 12/31/2011
•	800 MW under management services contract
•	Cooper Nuclear Station located near Brownville, Nebraska
•	Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services

(a) Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc.

ENTERGY CORPORATION AND SUBSIDIARIES EXECUTIVE PROFILES

WAYNE LEONARD – CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chairman and chief executive officer on August 1, 2006 after serving as chief executive officer since January 1, 1999. Leonard joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. Over Leonard’s thirteen-year tenure as chief executive officer, Entergy’s overall performance, as measured by total shareholder return, ranked top quartile in the Philadelphia Utility Index. For ten consecutive years, Entergy has been included on the Dow Jones Sustainability World Index or the DJSI North America Index or both. Institutional Investor magazine ranked Leonard the top CEO in the power industry and Entergy the top electric utility in the country in 2010. In 2008, Entergy received a Platts Award of Excellence for its standout performance year after year over the past decade. In 2002 and 2005 Entergy was honored to receive the electric power industry’s highest honor, the Edison Award, from the Edison Electric Institute. The Platts Global Energy Awards named Leonard 2003 CEO of the Year and Leonard has been a CEO of the Year finalist for an unprecedented 11 consecutive years. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault became executive vice president and chief financial officer in February 2004. He is responsible for corporate-wide finance, accounting, tax, internal audit, treasury, investor relations, corporate development and planning activities, as well as information technology. Denault was named to Institutional Investor magazine’s “2010 All-America Executive Team” and was ranked as the best CFO in the power industry in 2010 and 2009. Denault was previously vice president of corporate development and strategic planning. Denault joined Entergy in March 1999 as vice president, corporate development and assumed expanded responsibility for the areas of strategic planning, investment analysis and risk management. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

ROD WEST – EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER

Rod West became executive vice president and chief administrative officer in June 2010. He is responsible for the office of general counsel, human resources and administration, federal regulatory and governmental affairs, public policy and corporate communications organizations. West previously served as president and chief executive officer of Entergy New Orleans, Inc. after serving as director of electric distribution operations. During his tenure at Entergy New Orleans, West was credited with managing the rebuild of critical aspects of the New Orleans infrastructure after Hurricane Katrina, and for leading Entergy New Orleans out of bankruptcy after the storm. Prior to joining Entergy in April 1999 as senior regulatory counsel, West was senior attorney in the New Orleans office of Vial, Hamilton, Koch and Knox, L.L.P., having previously spent five years with the New Orleans-based firm of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

RICK SMITH – PRESIDENT, ENTERGY WHOLESALE COMMODITIES BUSINESS

Rick Smith became president of Entergy’s Wholesale Commodities business in June 2010. His organization is aimed at strengthening local regulatory presence in the Northeast and consolidating commercial and risk functions for Entergy’s Wholesale Commodities business associated with non-utility generation. Smith previously served as president and chief operating officer from April 2007 until June 2010. Prior to being named president and COO, Smith was group president of utility operations. Smith joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources, Inc., a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

THEO BUNTING – GROUP PRESIDENT, UTILITY OPERATIONS

Theo Bunting became group president, utility operations in May 2012. He is responsible for the regulated utility financial results, along with operational results of electric and natural gas distribution and customer service. In addition, Bunting oversees utility regulatory support and regulated retail activities. Prior to his current role, Bunting served as senior vice president and chief accounting officer for Entergy Corporation and its subsidiaries. While at Entergy, he has served as vice president, chief financial officer – Nuclear Operations; vice president, chief financial officer – System Energy Resources, Inc.; vice president, chief financial officer – operations; and vice president, and chief financial officer for the five utility subsidiaries. Bunting began his career in public accounting with Arthur Andersen & Co. in 1981. He joined Entergy Arkansas in 1983 and rejoined Entergy in 1999 after having been co-founder and partner in a utility consulting business.

MARK SAVOFF – EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER

Mark Savoff became chief operating officer in June 2010. He is responsible for nuclear operations as well as the business operations of fossil generation, transmission operations, system safety and environment, supply chain, system planning, and performance management. He is also responsible for driving several key initiatives within the company: safety, compliance (including critical infrastructure protection), environmental policy (climate change), generation portfolio transformation and Entergy Continuous Improvement. Prior to being named COO, he served as executive vice president of operations, a position he held since joining the company in December 2003. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business. He also served as president, Reuter-Stokes, a GE subsidiary.

JOHN HERRON – PRESIDENT, CEO & CHIEF NUCLEAR OFFICER

John Herron became president, CEO, and chief nuclear officer of Entergy Nuclear in December 2009. He is responsible for all of Entergy’s nuclear plants located throughout New York, Massachusetts, Vermont, Michigan, Louisiana, Mississippi and Arkansas, as well as management of the Cooper Nuclear Station for the State of Nebraska. Herron was previously senior vice president for nuclear operations. Herron joined Entergy in 2001 as vice president, operations at Waterford 3. He became senior vice president of Indian Point in February 2002. Herron began his career in nuclear operations in 1979 at Vermont Yankee. In 1994, he became plant manager at Cooper Nuclear Station. He then joined Tennessee Valley Authority as plant manager at Sequoyah Nuclear Plant and then site vice president at TVA’s Browns Ferry Nuclear Plant.

ENTERGY CORPORATION AND SUBSIDIARIES EXECUTIVE PROFILES (CONTINUED)

MARCUS BROWN – SENIOR VICE PRESIDENT AND GENERAL COUNSEL

Marcus Brown became senior vice president and general counsel in January 2012. He is responsible for all internal and outside counsel, providing legal advice and counsel to all subsidiaries of Entergy Corporation. Brown previously served as vice president and deputy general counsel. He led the efforts to recover more than $500 million in insurance proceeds that was critical to rebuilding Entergy’s electric and gas infrastructure following Hurricanes Katrina, Rita and Ike. Brown supported Entergy New Orleans, Inc.’s successful emergence from bankruptcy. Recently, he led the legal team’s successful challenge to several Vermont statutes impacting the future operations of the Vermont Yankee nuclear plant. Prior to joining Entergy in 1995, Brown was an associate attorney in the New Orleans-based Stone Pigman law firm, concentrating his practice in commercial litigation, copyright and trademark protection, and constitutional law.

RENAE CONLEY – EXECUTIVE VICE PRESIDENT, HUMAN RESOURCES AND ADMINISTRATION

Renae Conley became executive vice president, human resources and administration in January 2011. She is also Entergy’s chief diversity and inclusion officer and a member of the office of the chief executive. Conley previously served as president and chief executive officer of Entergy’s Louisiana utilities between 2000 and 2010. Entergy Louisiana and Entergy Gulf States Louisiana together serve over one million customers, and comprise the largest electric utility in the state. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Conley also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services.

ENTERGY CORPORATION AND SUBSIDIARIES UTILITY OPERATING COMPANY PRESIDENTS

HALEY FISACKERLY – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Haley Fisackerly became president and CEO of Entergy Mississippi in June 2008. He is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, Fisackerly was vice president of governmental and regulatory affairs for Entergy Nuclear. Prior to that, he was Entergy Mississippi’s vice president of customer operations. Fisackerly joined Entergy in 1995 in federal governmental affairs in Washington D.C. and later moved to Little Rock, AR, where he was director of system regulatory strategy. Prior to joining Entergy, Fisackerly served for several years on the staff of U.S. Senator Thad Cochran.

HUGH McDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald became president and CEO of Entergy Arkansas in 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana / Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993. During Entergy’s merger with Gulf States Utilities, McDonald served as special projects director for the integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager, Entergy Mississippi and director of regulatory affairs, Entergy Texas.

BILL MOHL – PRESIDENT & CEO, ENTERGY LOUISIANA LLC AND ENTERGY GULF STATES LOUISIANA L.L.C.

Bill Mohl became president and CEO of Entergy Louisiana and Entergy Gulf States Louisiana in June 2010. He is responsible for the Louisiana utilities’ electric and gas distribution systems, customer service, economic development, regulatory and governmental affairs. He was previously vice president, system planning and operations. Mohl joined Entergy in 2002 where he was responsible for the procurement of all limited- and long-term fuel and generation resources and in 2007 added responsibility for system planning and operations. Mohl began his career at Public Service Company of Colorado, now an affiliate of Xcel Energy, before moving to Koch Industries where he held a number of leadership roles in various gas and power businesses.

SALLIE RAINER – PRESIDENT & CEO, ENTERGY TEXAS

Sallie Rainer became president and CEO of Entergy Texas in May 2012. She is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, Rainer served as vice president, federal policy. She joined Entergy in 1984, working in the generation planning department. In 1997, she joined the energy management organization in The Woodlands, holding a number of management positions including director, strategic initiatives.

CHARLES RICE – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Charles Rice became president and CEO of Entergy New Orleans in June 2010. He is responsible for Entergy New Orleans’ electric and gas distribution system, customer service, economic development, regulatory and governmental affairs. Rice was previously director of regulatory affairs for Entergy New Orleans. After his first legal private practice position in Louisiana with Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P, Rice joined Entergy’s legal department in 2000 as senior counsel and then as manager of labor relations litigation support in human resources. Rice was recruited into New Orleans city government in 2002 as the city attorney and later took the role of chief administrative officer for the City of New Orleans. In 2005, Barrasso, Usdin, Kupperman, Freeman & Sarver, L.L.C. recruited him back to private practice, where he was named partner. Returning to Entergy in 2009, Rice served as director of utility strategy, then moved into the director of regulatory affairs position for Entergy New Orleans before being named to his current role.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

(In millions, except percentages, per share amounts, and ratios)	2011	2010	2009	2008	2007
GAAP MEASURES
Operating Revenues	$11,229	$11,488	$10,746	$13,094	$11,484
As-Reported Net Income	$1,346	$1,250	$1,231	$1,221	$1,135
As-Reported Earnings Per Share	$7.55	$6.66	$6.30	$6.20	$5.60
Shares of Common Stock Outstanding:
End of Year	176.4	178.7	189.1	189.4	193.1
Weighted Average – Diluted	178.4	187.8	195.8	201.0	202.8
Return on Average Invested Capital – As-Reported	8.0%	7.8%	7.7%	8.1%	8.3%
Return on Average Common Equity – As-Reported	15.4%	14.6%	14.9%	15.4%	14.1%
Net Cash Flow Provided by Operating Activities	$3,129	$3,926	$2,933	$3,324	$2,560
Year-End Closing Market Price Per Share of Common Stock	$73.05	$70.83	$81.84	$83.13	$119.52
Book Value Per Share at End of Year	$50.81	$47.53	$45.54	$42.07	$40.71
Market Value of Equity at End of Year	$12,883	$12,661	$15,477	$15,741	$23,082
Price to Earnings Ratio – As-Reported	9.68	10.64	12.99	13.41	21.34
Common Dividend Paid Per Share	$3.32	$3.24	$3.00	$3.00	$2.58
Common Dividend Payout Ratio – As-Reported	44%	49%	48%	48%	46%

NON-GAAP MEASURES
Operational Earnings	$1,359	$1,332	$1,302	$1,276	$1,167
Operational Earnings Per Share	$7.62	$7.10	$6.67	$6.51	$5.76
Special Items Per Share	$(0.07)	$(0.44)	$(0.37)	$(0.31)	$(0.16)
Return on Average Invested Capital – Operational	8.0%	8.2%	8.1%	8.4%	8.5%
Return on Average Common Equity – Operational	15.6%	15.6%	15.7%	16.1%	14.5%
Price to Earnings Ratio – Operational	9.59	9.98	12.27	12.77	20.75
Common Dividend Payout Ratio – Operational	44%	46%	45%	46%	45%

UTILITY ELECTRIC OPERATING DATA
	2011	2010	2009	2008	2007
Retail Kilowatt-Hour Sales (millions)	108,688	107,510	99,148	100,609	102,013
Peak Demand (megawatts)	22,387	21,799	21,009	21,241	22,001
Retail Customers – Year End (thousands)	2,757	2,743	2,719	2,689	2,668

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2011	2010	2009	2008	2007
Operating Revenues (millions)(a)	$2,414	$2,566	$2,711	$2,794	$2,247
Billed Electric Energy Sales (gigawatt hours)	43,520	42,682	43,969	44,747	40,916
(a) Includes revenue associated with below-market PPA for Palisades of $42,996,197 for 2011, $46,296,187 for 2010, $52,520,249 for 2009, $76,223,175 for 2008, and $50,215,623 for 2007.

EMPLOYEES
	2011	2010	2009	2008	2007
Total Employees – Year End	14,682	14,958	15,181	14,669	14,322

OWNED AND LEASED CAPABILITY (MW)(a)

As of December 31, 2011

	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy	Entergy Wholesale Commodities (c)(d)(e)	Total
Gas/Oil	1,534	1,980	4,843	2,632	764	2,269	-	1,340	15,362
Coal	1,209	363	-	420	-	269	-	181	2,442

Total Fossil	2,743	2,343	4,843	3,052	764	2,538	-	1,521	17,804

Nuclear	1,823	974	1,159	-	-	-	1,071	5,011	10,038
Other(b)	74	-	-	-	-	-	-	80	154

Total	4,640	3,317	6,002	3,052	764	2,538	1,071	6,612	27,996
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Other includes Hydro (EAI) and Wind (EWC).
(c)	Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d)	Reflects the final testing and confirmation of a small incremental increase in output associated with equipment replacements installed at Palisades.
(e)	Reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2011					2010					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	248.7	315.6	628.1	154.1	1,346.4	213.8	315.3	492.9	228.3	1,250.2	7.7
Return on Average Invested Capital – As-Reported (%)(a)	7.7	7.7	8.2	8.0	8.0	7.6	8.1	8.2	7.8	7.8	2.6
Return on Average Common Equity – As-Reported (%)(a)	14.8	14.8	16.1	15.4	15.4	13.8	14.8	15.5	14.6	14.6	5.5
Net Margin – As-Reported (%)(a)	11.4	11.5	12.6	12.0	12.0	11.3	11.7	11.7	10.9	10.9	10.1
Cash Flow Interest Coverage (# times)(a)	7.8	7.6	6.6	7.1	7.1	6.3	6.6	8.0	7.8	7.8	(9.0)
Revolver Capacity ($ millions)	2,258	1,993	2,116	2,001	2,001	1,417	1,338	2,216	2,354	2,354	(15.0)
Total Debt ($ millions)	12,018	12,360	12,452	12,387	12,387	12,152	11,853	12,247	11,816	11,816	4.8
Debt to Capital Ratio (%)	57.6	58.1	57.3	57.3	57.3	57.0	56.6	57.5	57.3	57.3	-
Off-Balance Sheet Liabilities ($ millions)	650	647	645	604	604	644	641	638	653	653	(7.5)

NON-GAAP MEASURES
Operational Earnings ($ millions)	248.7	315.6	628.1	167.2	1,359.5	253.7	325.7	518.1	235.0	1,332.5	2.0
Return on Average Invested Capital – Operational (%)(a)	7.9	7.9	8.2	8.0	8.0	8.0	8.5	8.7	8.2	8.2	(2.4)
Return on Average Common Equity – Operational (%)(a)	15.3	15.2	16.1	15.6	15.6	14.9	15.8	16.6	15.6	15.6	-
Net Margin – Operational (%)(a)	11.8	11.8	12.7	12.1	12.1	12.2	12.5	12.5	11.6	11.6	4.3
Total Gross Liquidity ($ millions)	2,984	2,523	3,103	2,695	2,695	3,074	2,674	4,147	3,648	3,648	(26.1)
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.7	56.3	55.1	55.0	55.0	55.2	54.8	55.6	55.3	55.3	(0.5)
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	54.0	55.1	52.8	53.5	53.5	51.3	51.6	50.9	52.1	52.1	2.7
Net Debt to Net Capital Ratio Including Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	55.5	56.5	54.3	54.8	54.8	52.9	53.2	52.5	53.8	53.8	1.9
(a)	Rolling twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2011	2010	2009	2008	2007
GAAP MEASURES
As-Reported Net Income ($ millions)	1,346	1,250	1,231	1,221	1,135
Return on Average Invested Capital – As-Reported (%)	8.0	7.8	7.7	8.1	8.3
Return on Average Common Equity – As-Reported (%)	15.4	14.6	14.9	15.4	14.1
Net Margin – As-Reported (%)	12.0	10.9	11.5	9.3	9.9
Cash Flow Interest Coverage (# times)	7.1	7.8	6.1	6.5	5.0
Revolver Capacity ($ millions)	2,001	2,354	1,464	645	1,730
Total Debt ($ millions)	12,387	11,816	12,014	12,279	11,123
Debt to Capital Ratio (%)	57.3	57.3	57.4	59.7	57.6
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	96	107	116	125	135
Leases – Entergy’s Share	508	546	530	449	523
Total	604	653	646	574	658

NON-GAAP MEASURES
Operational Earnings ($ millions)	1,359	1,332	1,302	1,276	1,167
Return on Average Invested Capital – Operational (%)	8.0	8.2	8.1	8.4	8.5
Return on Average Common Equity – Operational (%)	15.6	15.6	15.7	16.1	14.5
Net Margin – Operational (%)	12.1	11.6	12.1	9.7	10.2
Total Gross Liquidity ($ millions)	2,695	3,648	3,174	2,565	2,984
Debt to Capital Ratio, Excluding Securitization Debt (%)	55.0	55.3	55.6	59.1	56.9
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	53.5	52.1	51.5	54.8	53.9
Net Debt to Net Capital Ratio Including Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	54.8	53.8	53.1	56.2	55.5

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2011					2010					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
AS-REPORTED

Utility	0.91	1.39	2.95	0.96	6.20	0.73	1.18	1.78	0.63	4.33	1.87
Entergy Wholesale Commodities	0.68	0.36	0.73	0.97	2.74	0.47	0.55	0.76	0.83	2.59	0.15
Parent & Other	(0.21)	0.01	(0.15)	(1.06)	(1.39)	(0.08)	(0.08)	0.08	(0.20)	(0.26)	(1.13)
CONSOLIDATED AS-REPORTED EARNINGS	1.38	1.76	3.53	0.87	7.55	1.12	1.65	2.62	1.26	6.66	0.89

LESS SPECIAL ITEMS

Utility	-	-	-	-	-	-	-	-	-	-	-
Entergy Wholesale Commodities	-	-	-	-	-	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	0.54
Parent & Other	-	-	-	(0.07)	(0.07)	0.08	0.02	-	-	0.10	(0.17)
TOTAL SPECIAL ITEMS	-	-	-	(0.07)	(0.07)	(0.21)	(0.06)	(0.14)	(0.04)	(0.44)	0.37

OPERATIONAL

Utility	0.91	1.39	2.95	0.96	6.20	0.73	1.18	1.78	0.63	4.33	1.87
Entergy Wholesale Commodities	0.68	0.36	0.73	0.97	2.74	0.76	0.63	0.90	0.87	3.13	(0.39)
Parent & Other	(0.21)	0.01	(0.15)	(0.99)	(1.32)	(0.16)	(0.10)	0.08	(0.20)	(0.36)	(0.96)
CONSOLIDATED OPERATIONAL EARNINGS	1.38	1.76	3.53	0.94	7.62	1.33	1.71	2.76	1.30	7.10	0.52

Weather Impact	0.10	0.18	0.29	(0.05)	0.52	0.17	0.09	0.29	0.06	0.62	(0.10)

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	178.3	176.8	176.1	176.4	176.4	189.3	187.5	181.5	178.7	178.7	(2.3)
Weighted Average - Diluted	180.1	178.9	177.7	177.1	178.4	191.3	190.7	187.8	181.6	187.8	(9.4)

Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2011					2010					YTD
($/share)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
None	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	-	-	-	-	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	0.54
Total	-	-	-	-	-	(0.29)	(0.08)	(0.14)	(0.04)	(0.54)	0.54
PARENT & OTHER
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	-	-	-	-	0.08	0.02	-	-	0.10	(0.10)
Transmission business spin-merge expenses	-	-	-	(0.07)	(0.07)	-	-	-	-	-	(0.07)
Total	-	-	-	(0.07)	(0.07)	0.08	0.02	-	-	0.10	(0.17)

TOTAL SPECIAL ITEMS	-	-	-	(0.07)	(0.07)	(0.21)	(0.06)	(0.14)	(0.04)	(0.44)	0.37

	2011					2010					YTD
($ millions)	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
None	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	-	-	-	-	(54.3)	(14.5)	(25.2)	(6.7)	(100.7)	100.7
Total	-	-	-	-	-	(54.3)	(14.5)	(25.2)	(6.7)	(100.7)	100.7
PARENT & OTHER
SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	-	-	-	-	14.4	4.0	-	-	18.5	(18.5)
Transmission business spin-merge expenses	-	-	-	(13.0)	(13.0)	-	-	-	-	-	(13.0)
Total	-	-	-	(13.0)	(13.0)	14.4	4.0	-	-	18.5	(31.5)

TOTAL SPECIAL ITEMS	-	-	-	(13.0)	(13.0)	(39.9)	(10.5)	(25.2)	(6.7)	(82.2)	69.2
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2011	2010	2009	2008	2007
AS-REPORTED

Utility	6.20	4.33	3.53	2.92	3.37
Entergy Wholesale Commodities	2.74	2.59	3.26	3.96	2.88
Parent & Other	(1.39)	(0.26)	(0.49)	(0.68)	(0.65)
CONSOLIDATED AS-REPORTED EARNINGS	7.55	6.66	6.30	6.20	5.60

LESS SPECIAL ITEMS

Utility	-	-	-	(0.08)	(0.07)
Entergy Wholesale Commodities	-	(0.54)	(0.23)	(0.10)	(0.09)
Parent & Other	(0.07)	0.10	(0.14)	(0.13)	-
TOTAL SPECIAL ITEMS	(0.07)	(0.44)	(0.37)	(0.31)	(0.16)

OPERATIONAL

Utility	6.20	4.33	3.53	3.00	3.44
Entergy Wholesale Commodities	2.74	3.13	3.49	4.06	2.97
Parent & Other	(1.32)	(0.36)	(0.35)	(0.55)	(0.65)
CONSOLIDATED OPERATIONAL EARNINGS	7.62	7.10	6.67	6.51	5.76

Weather Impact	0.52	0.62	(0.01)	(0.02)	0.11

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

($/share)	2011	2010	2009	2008	2007
UTILITY SPECIAL ITEMS
Dilution effect - unsuccessful remarketing	-	-	-	(0.08)	-
Nuclear alignment	-	-	-	-	(0.07)
Total	-	-	-	(0.08)	(0.07)
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	(0.54)	(0.23)	-	-
Dilution effect - unsuccessful remarketing	-	-	-	(0.10)	-
Nuclear alignment	-	-	-	-	(0.09)
Total	-	(0.54)	(0.23)	(0.10)	(0.09)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	(0.07)	-	-	-	-
Non-utility nuclear spin-off expenses	-	0.10	(0.14)	(0.28)	-
Dilution effect - unsuccessful remarketing	-	-	-	0.15	-
Total	(0.07)	0.10	(0.14)	(0.13)	-

TOTAL SPECIAL ITEMS	(0.07)	(0.44)	(0.37)	(0.31)	(0.16)

($ millions)	2011	2010	2009	2008	2007
UTILITY SPECIAL ITEMS
Nuclear alignment	-	-	-	-	(13.6)
Total	-	-	-	-	(13.6)
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	-	(100.7)	(44.0)	-	-
Nuclear alignment	-	-	-	-	(18.4)
Total	-	(100.7)	(44.0)	-	(18.4)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	(13.0)	-	-	-	-
Non-utility nuclear spin-off expenses	-	18.5	(27.0)	(55.4)	-
Total	(13.0)	18.5	(27.0)	(55.4)	-

TOTAL SPECIAL ITEMS	(13.0)	(82.2)	(71.0)	(55.4)	(32.0)

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY

UTILITY SPECIAL ITEMS
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance

ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Operating expenses: Taxes other than income taxes Operating expenses: Depreciation Interest and Other Charges: Other interest
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share
Nuclear alignment	Operating expenses: Other operation and maintenance

PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	Operating expenses: Other operation and maintenance Income taxes
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Income taxes
Dilution effect – unsuccessful remarketing(a)	Diluted earnings per share

(a)	Entergy had 10,000,000 equity units outstanding as of December 31, 2008, that obligated the holders to purchase a certain number of shares of Entergy common stock for a stated price no later than February 17, 2009. Under the terms of the purchase contracts, Entergy attempted to remarket the notes payable associated with the equity units in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2011	2010	2009	2008	2007
OPERATING REVENUES:
Electric	$8,673,517	$8,740,637	$7,880,016	$10,073,160	$9,046,301
Natural gas	165,819	197,658	172,213	241,856	206,073
Competitive businesses	2,389,737	2,549,282	2,693,421	2,778,740	2,232,024
Total	11,229,073	11,487,577	10,745,650	13,093,756	11,484,398
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,492,714	2,518,582	2,309,831	3,577,764	2,934,833
Purchased power	1,564,967	1,659,416	1,395,203	2,491,200	1,986,950
Nuclear refueling outage expenses	255,618	256,123	241,310	221,759	180,971
Other operation and maintenance	2,867,758	2,969,402	2,750,810	2,742,762	2,649,654
Decommissioning	190,595	211,736	199,063	189,409	167,898
Taxes other than income taxes	536,026	534,299	503,859	496,952	489,058
Depreciation and amortization	1,102,202	1,069,894	1,082,775	1,030,860	963,712
Other regulatory charges (credits) – net	205,959	44,921	(21,727)	59,883	54,954
Total	9,215,839	9,264,373	8,461,124	10,810,589	9,428,030
Gain on sale of business	-	44,173	-	-	-
OPERATING INCOME	2,013,234	2,267,377	2,284,526	2,283,167	2,056,368
OTHER INCOME:
Allowance for equity funds used during construction	84,305	59,381	59,545	44,523	42,742
Interest and investment income	129,134	185,455	236,628	197,872	238,911
Other than temporary impairment losses	(140)	(1,378)	(86,069)	(49,656)	(4,914)
Miscellaneous – net	(59,271)	(48,124)	(40,396)	(23,452)	(21,684)
Total	154,028	195,334	169,708	169,287	255,055
INTEREST EXPENSE:
Interest expense	551,521	610,146	603,679	634,188	662,084
Allowance for borrowed funds used during construction	(37,894)	(34,979)	(33,235)	(25,267)	(25,032)
Total	513,627	575,167	570,444	608,921	637,052
INCOME BEFORE INCOME TAXES	1,653,635	1,887,544	1,883,790	1,843,533	1,674,371
Income taxes	286,263	617,239	632,740	602,998	514,417
CONSOLIDATED NET INCOME	1,367,372	1,270,305	1,251,050	1,240,535	1,159,954
Preferred dividend requirements of subsidiaries	20,933	20,063	19,958	19,969	25,105
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,346,439	$1,250,242	$1,231,092	$1,220,566	$1,134,849
Basic earnings per average common share	$7.59	$6.72	$6.39	$6.39	$5.77
Diluted earnings per average common share	$7.55	$6.66	$6.30	$6.20	$5.60
Dividends declared per common share	$3.32	$3.24	$3.00	$3.00	$2.58
Average number of common shares outstanding:
Basic	177,430,208	186,010,452	192,772,032	190,925,613	196,572,945
Diluted	178,370,695	187,814,235	195,838,068	201,011,588	202,780,283

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2011 CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, except share data, for the year ended December 31, 2011.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED

OPERATING REVENUES:
Electric	$8,676,009	$-	$(2,492)	$8,673,517
Natural gas	165,819	-	-	165,819
Competitive businesses	-	2,413,773	(24,036)	2,389,737
Total	8,841,828	2,413,773	(26,528)	11,229,073

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,183,559	309,917	(762)	2,492,714
Purchased power	1,548,276	58,971	(42,280)	1,564,967
Nuclear refueling outage expenses	105,000	150,617	-	255,618
Other operation and maintenance	1,950,567	905,453	11,739	2,867,758
Decommissioning	109,144	81,450	-	190,595
Taxes other than income taxes	431,619	102,961	1,446	536,026
Depreciation and amortization	918,453	179,188	4,561	1,102,202
Other regulatory charges (credits) - net	205,959	-	-	205,959
Total	7,452,577	1,788,557	(25,296)	9,215,839
Gain on sale of investment	-	-	-	-

OPERATING INCOME	1,389,251	625,216	(1,232)	2,013,234

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	84,305	-	-	84,305
Interest and investment income	158,737	136,492	(166,095)	129,134
Other than temporary impairment losses	-	(140)	-	(140)
Miscellaneous – net	(25,377)	(23,637)	(10,257)	(59,271)
Total	217,665	112,715	(176,352)	154,028

INTEREST EXPENSE:
Interest expense	493,632	20,634	37,255	551,521
Allowance for borrowed funds used during construction	(37,893)	-	-	(37,894)
Total	455,739	20,634	37,255	513,627
INCOME BEFORE INCOME TAXES	1,151,177	717,297	(214,839)	1,653,635
Income taxes	27,311	225,456	33,496	286,263
CONSOLIDATED NET INCOME	1,123,866	491,841	(248,335)	1,367,372
Preferred dividend requirements of subsidiaries	17,329	3,245	359	20,933

NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,106,537	$488,596	$(248,694)	$1,346,439
Earnings Per Average Common Share:
Basic	$6.24	$2.75	$(1.40)	$7.59
Diluted	$6.20	$2.74	$(1.39)	$7.55

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2011	2010	2009	2008	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$81,468	$76,290	$85,861	$115,876	$126,652
Temporary cash investments	612,970	1,218,182	1,623,690	1,804,615	1,127,076
Total cash and cash equivalents	694,438	1,294,472	1,709,551	1,920,491	1,253,728
Securitization recovery trust account	50,304	43,044	13,098	12,062	19,273
Accounts receivable:
Customer	568,558	602,796	553,692	734,204	610,724
Allowance for doubtful accounts	(31,159)	(31,777)	(27,631)	(25,610)	(25,789)
Other	166,186	161,662	152,303	206,627	303,060
Accrued unbilled revenues	298,283	302,901	302,463	282,914	288,076
Total accounts receivable	1,001,868	1,035,582	980,827	1,198,135	1,176,071
Deferred fuel costs	209,776	64,659	126,798	167,092	-
Accumulated deferred income taxes	9,856	8,472	-	7,307	38,117
Fuel inventory – at average cost	202,132	207,520	196,855	216,145	208,584
Materials and supplies – at average cost	894,756	866,908	825,702	776,170	692,376
Deferred nuclear refueling outage costs	231,031	218,423	225,290	221,803	172,936
System agreement cost equalization	36,800	52,160	70,000	394,000	268,000
Prepaid taxes	-	301,807	184,819	-	46,924
Prepayments and other	291,742	246,036	201,221	247,184	82,238
Total	3,622,703	4,339,083	4,534,161	5,160,389	3,958,247

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	44,876	40,697	39,580	66,247	78,992
Decommissioning trust funds	3,788,031	3,595,716	3,211,183	2,832,243	3,307,636
Non-utility property – at cost (less accumulated depreciation)	260,436	257,847	247,664	231,115	220,204
Other	416,423	405,946	120,273	107,939	82,563
Total	4,509,766	4,300,206	3,618,700	3,237,544	3,689,395

PROPERTY, PLANT AND EQUIPMENT:
Electric	39,385,524	37,153,061	36,343,772	34,495,406	32,959,022
Property under capital lease	809,449	800,078	783,096	745,504	740,095
Natural gas	343,550	330,608	314,256	303,769	300,767
Construction work in progress	1,779,723	1,661,560	1,547,319	1,712,761	1,054,833
Nuclear fuel under capital lease	-	-	527,521	465,374	361,502
Nuclear fuel	1,546,167	1,377,962	739,827	636,813	665,620
Total property, plant and equipment	43,864,413	41,323,269	40,255,791	38,359,627	36,081,839
Less – accumulated depreciation and amortization	18,255,128	17,474,914	16,866,389	15,930,513	15,107,569
Property, plant and equipment – net	25,609,285	23,848,355	23,389,402	22,429,114	20,974,270

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	799,006	845,725	816,856	581,719	595,743
Other regulatory assets (includes securitization property of $1,009,103 as of December 31, 2011, $882,346 as of December 31, 2010, $818,047 as of December 31, 2009 $296,083 as of December 31, 2008, and $313,404 as of December 31, 2007)	4,636,871	3,838,237	3,647,154	3,615,104	2,971,399
Deferred fuel costs	172,202	172,202	172,202	168,122	168,122
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	19,003	54,523	-	-	-
Other	955,691	909,773	1,006,306	1,047,654	908,654
Total	6,959,945	6,197,632	6,019,690	5,789,771	5,021,090

TOTAL ASSETS	$40,701,699	$38,685,276	$37,561,953	$36,616,818	$33,643,002

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2011	2010	2009	2008	2007
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$2,192,733	$299,548	$711,957	$544,460	$996,757
Notes payable and commercial paper	108,331	154,135	30,031	55,034	25,037
Accounts payable	1,069,096	1,181,099	998,228	1,475,745	1,031,300
Customer deposits	351,741	335,058	323,342	302,303	291,171
Taxes accrued	278,235	-	-	75,210	-
Accumulated deferred income taxes	99,929	49,307	48,584	-	-
Interest accrued	183,512	217,685	192,283	187,310	187,968
Deferred fuel costs	255,839	166,409	219,639	183,539	54,947
Obligations under capital leases	3,631	3,388	212,496	162,393	152,615
Pension and other postretirement liabilities	44,031	39,862	55,031	46,288	34,795
System agreement cost equalization	80,090	52,160	187,204	460,315	268,000
Other	283,531	277,598	215,202	273,297	214,164
Total	4,950,699	2,776,249	3,193,997	3,765,894	3,256,754

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,096,452	8,573,646	7,662,798	6,565,770	6,379,679
Accumulated deferred investment tax credits	284,747	292,330	308,395	325,570	343,539
Obligations under capital leases	38,421	42,078	354,233	343,093	220,438
Other regulatory liabilities	728,193	539,026	378,862	280,643	490,323
Decommissioning and asset retirement cost liabilities	3,296,570	3,148,479	2,939,539	2,677,495	2,489,061
Accumulated provisions	385,512	395,250	141,315	147,452	133,406
Pension and other postretirement liabilities	3,133,657	2,175,364	2,241,039	2,177,993	1,361,326
Long-term debt (includes securitization bonds of $1,070,556 as of December 31, 2011, $931,131 as of December 31, 2010, $838,349 as of December 31, 2009 $310,373 as of December 31, 2008, and $329,421 as of December 31, 2007)	10,043,713	11,317,157	10,705,738	11,174,289	9,728,135
Other	501,954	618,559	711,334	880,998	1,066,508
Total	26,509,219	27,101,889	25,443,253	24,573,303	22,212,415

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,511	216,738	217,343	217,029	217,162

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2011, 2010, and 2009, 248,174,087 shares in 2008 and 2007	2,548	2,548	2,548	2,482	2,482
Paid-in capital	5,360,682	5,367,474	5,370,042	4,869,303	4,850,769
Retained earnings	9,446,960	8,689,401	8,043,122	7,382,719	6,735,965
Accumulated other comprehensive income (loss)	(168,452)	(38,212)	(75,185)	(112,698)	8,320
Less – treasury stock, at cost (78,396,988 shares in 2011;
76,006,920 shares in 2010; 65,634,580 shares in 2009;
58,815,518 shares in 2008; 55,053,847 shares in 2007;)	5,680,468	5,524,811	4,727,167	4,175,214	3,734,865
Total common shareholders’ equity	8,961,270	8,496,400	8,613,360	7,966,592	7,862,671
Subsidiaries preferred stock without sinking fund	94,000	94,000	94,000	94,000	94,000
Total	9,055,270	8,590,400	8,707,360	8,060,592	7,956,671

TOTAL LIABILITIES AND EQUITY	$40,701,699	$38,685,276	$37,561,953	$36,616,818	$33,643,002
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2011 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2011.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$77,711	$3,754	$3	$81,468
Temporary cash investments	281,921	318,633	12,416	612,970
Total cash and cash equivalents	359,632	322,387	12,419	694,438
Securitization recovery trust account	50,304	-	-	50,304
Notes receivable	-	1,083,918	(1,083,918)	-
Accounts receivable:
Customer	403,321	165,237	-	568,558
Allowance for doubtful accounts	(30,827)	(332)	-	(31,159)
Associated companies	42,847	99,162	(142,009)	-
Other	151,956	13,376	854	166,186
Accrued unbilled revenues	297,265	1,018	-	298,283
Total accounts receivable	864,562	278,461	(141,155)	1,001,868
Deferred fuel costs	209,776	-	-	209,776
Accumulated deferred income taxes	141,804	4,655	(136,603)	9,856
Fuel inventory – at average cost	196,246	5,886	-	202,132
Materials and supplies – at average cost	559,230	335,526	-	894,756
Deferred nuclear refueling outage costs	103,788	127,243	-	231,031
System agreement cost equalization	36,800	-	-	36,800
Prepaid taxes	-	79,165	(79,165)	-
Prepayments and other	67,285	222,049	2,408	291,742
Total	2,589,427	2,459,290	(1,426,014)	3,622,703

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,147,271	44,764	(1,147,159)	44,876
Decommissioning trust funds	1,639,951	2,148,080	-	3,788,031
Non-utility property – at cost (less accumulated depreciation)	174,029	71,888	14,519	260,436
Other	374,379	12,044	30,000	416,423
Total	3,335,630	2,276,776	(1,102,640)	4,509,766

PROPERTY, PLANT AND EQUIPMENT:
Electric	34,487,985	4,894,128	3,411	39,385,524
Property under capital lease	809,449	-	-	809,449
Natural gas	343,111	439	-	343,550
Construction work in progress	1,420,163	358,902	658	1,779,723
Nuclear fuel	801,972	744,195	-	1,546,167
Total property, plant and equipment	37,862,680	5,997,664	4,069	43,864,413
Less – accumulated depreciation and amortization	17,238,272	1,016,507	349	18,255,128
Property, plant and equipment – net	20,624,408	4,981,157	3,720	25,609,285

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	799,006	-	-	799,006
Other regulatory assets (includes securitization property of
$1,009,103 as of December 31, 2011)	4,636,871	-	-	4,636,871
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Accumulated deferred income taxes	4,313	9,232	5,458	19,003
Other	198,593	803,552	(46,454)	955,691
Total	6,185,084	815,857	(40,996)	6,959,945
TOTAL ASSETS	$32,734,549	$10,533,080	$(2,565,930)	$40,701,699

Totals may not foot due to rounding.

FINANCIAL RESULTS

2011 CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2011.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$245,472	$27,261	$1,920,000	$2,192,733
Notes payable and commercial paper:
Associated companies	-	138,862	(138,862)	-
Other	108,331	-	-	108,331
Accounts payable:
Associated companies	14,839	36,878	(51,717)	-
Other	787,516	280,663	917	1,069,096
Customer deposits	351,741	-	-	351,741
Taxes accrued	569,641	-	(291,406)	278,235
Accumulated deferred income taxes	54,592	42,613	2,724	99,929
Interest accrued	169,710	490	13,312	183,512
Deferred fuel costs	255,839	-	-	255,839
Obligations under capital leases	3,631	-	-	3,631
Pension and other postretirement liabilities	37,858	6,173	-	44,031
System agreement cost equalization	80,090	-	-	80,090
Other	114,083	158,277	11,171	283,531

Total	2,793,343	691,217	1,466,139	4,950,699

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	6,680,438	824,393	591,621	8,096,452
Accumulated deferred investment tax credits	284,747	-	-	284,747
Obligations under capital leases	38,421	-	-	38,421
Other regulatory liabilities	737,403	-	(9,210)	728,193
Decommissioning and asset retirement cost liabilities	1,803,665	1,492,905	-	3,296,570
Accumulated provisions	379,331	1,849	4,332	385,512
Pension and other postretirement liabilities	2,463,493	670,164	-	3,133,657
Long-term debt (includes securitization bonds of $1,070,556 as of December 31, 2011)	8,936,342	107,744	999,627	10,043,713
Other	651,919	639,552	(789,517)	501,954

Total	21,975,759	3,736,607	796,853	26,509,219

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,510	55,399	(55,398)	186,511

EQUITY:
Common shareholders’ equity:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 254,752,788 shares in 2011	2,161,268	327,937	(2,486,657)	2,548
Paid-in capital	2,416,634	1,499,406	1,444,642	5,360,682
Retained earnings	3,417,829	4,118,292	1,910,839	9,446,960
Accumulated other comprehensive income (loss)	(190,794)	104,222	(81,880)	(168,452)
Less – treasury stock, at cost (78,396,988 shares in 2011)	120,000	-	5,560,468	5,680,468

Total common shareholders’ equity	7,684,937	6,049,857	(4,773,524)	8,961,270

Subsidiaries preferred stock without sinking fund	94,000	-	-	94,000

Total	7,778,937	6,049,857	(4,773,524)	9,055,270

TOTAL LIABILITIES AND EQUITY	$32,734,549	$10,533,080	$(2,565,930)	$40,701,699

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2011	2010	2009	2008	2007

OPERATING ACTIVITIES:
Consolidated net income	$1,367,372	$1,270,305	$1,251,050	$1,240,535	$1,159,954
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	1,745,455	1,705,331	1,458,861	1,391,689	1,264,727
Deferred income taxes, investment tax credits, and non-current taxes accrued	(280,029)	718,987	864,684	333,948	476,241
Gain on sale of business	-	(44,173)	-	-	-
Changes in working capital:
Receivables	28,091	(99,640)	116,444	78,653	(62,646)
Fuel inventory	5,393	(10,665)	19,291	(7,561)	(10,445)
Accounts payable	(131,970)	216,635	(14,251)	(23,225)	(103,048)
Prepaid taxes and taxes accrued	580,042	(116,988)	(260,029)	122,134	(187,324)
Interest accrued	(34,172)	17,651	4,974	(652)	11,785
Deferred fuel	(55,686)	8,909	72,314	(38,500)	912
Other working capital accounts	41,875	(160,326)	(43,391)	(119,296)	(73,269)
Changes in provisions for estimated losses	(11,086)	265,284	(12,030)	12,462	(59,292)
Changes in other regulatory assets	(673,244)	339,408	(415,157)	(324,211)	254,736
Changes in pensions and other postretirement liabilities	962,461	(80,844)	71,789	828,160	(56,224)
Other	(415,685)	(103,793)	(181,391)	(169,808)	(56,337)
Net cash flow provided by operating activities	3,128,817	3,926,081	2,933,158	3,324,328	2,559,770

INVESTING ACTIVITIES:
Construction / capital expenditures	(2,040,027)	(1,974,286)	(1,931,245)	(2,212,255)	(1,578,030)
Allowance for equity funds used during construction	86,252	59,381	59,545	44,523	42,742
Nuclear fuel purchases	(641,493)	(407,711)	(525,474)	(423,951)	(408,732)
Proceeds from sale / leaseback of nuclear fuel	-	-	284,997	297,097	169,066
Proceeds from sale of assets and businesses	6,531	228,171	39,554	30,725	13,063
Payment for purchase of plant	(646,137)	-	-	(266,823)	(336,211)
Insurance proceeds received for property damages	-	7,894	53,760	130,114	83,104
Changes in transition charge account	(7,260)	(29,945)	(1,036)	7,211	(19,273)
NYPA value sharing payment	(72,000)	(72,000)	(72,000)	(72,000)	-
Payments to storm reserve escrow account	(6,425)	(296,614)	(6,802)	(248,863)	-
Receipts from storm reserve escrow account	-	9,925	-	249,461	-
Decrease (increase) in other investments	(11,623)	24,956	100,956	(73,431)	41,720
Proceeds from nuclear decommissioning trust fund sales	1,360,346	2,606,383	2,570,523	1,652,277	1,583,584
Investment in nuclear decommissioning trust funds	(1,475,017)	(2,730,377)	(2,667,172)	(1,704,181)	(1,708,764)
Net cash flow used in investing activities	(3,446,853)	(2,574,223)	(2,094,394)	(2,590,096)	(2,117,731)

FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	2,990,881	3,870,694	2,003,469	3,456,695	2,866,136
Preferred equity	-	-	-	-	10,000
Common stock and treasury stock	46,185	51,163	28,198	34,775	78,830
Retirement of long-term debt	(2,437,372)	(4,178,127)	(1,843,169)	(2,486,806)	(1,369,945)
Repurchase of common stock	(234,632)	(878,576)	(613,125)	(512,351)	(1,215,578)
Redemption of subsidiary common and preferred stock	(30,308)	-	(1,847)	-	(57,827)
Changes in credit borrowings – net	(6,501)	(8,512)	(25,000)	30,000	-
Dividends paid:
Common stock	(589,605)	(603,854)	(576,956)	(573,045)	(507,327)
Preferred equity	(20,933)	(20,063)	(19,958)	(20,025)	(25,875)
Net cash flow provided by (used in) financing activities	(282,285)	(1,767,275)	(1,048,388)	(70,757)	(221,586)
Effect of exchange rates on cash and cash equivalents	287	338	(1,316)	3,288	30
Net increase (decrease) in cash and cash equivalents	(600,034)	(415,079)	(210,940)	666,763	220,483
Cash and cash equivalents at beginning of period	1,294,472	1,709,551	1,920,491	1,253,728	1,016,152
Effect of the reconsolidation of Entergy New Orleans on cash and cash equivalents	-	-	-	-	17,093
Cash and cash equivalents at end of period	$694,438	$1,294,472	$1,709,551	$1,920,491	$1,253,728

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2011	2010	2009	2008	2007
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	532,271	534,004	576,811	612,288	611,197
Income taxes	(2,042)	32,144	43,057	137,234	376,808
Noncash financing activities:
Long-tern debt retired (equity unit notes)	-	-	(500,000)	-	-
Common stock issued in settlement of equity unit purchase contracts	-	-	500,000	-	-

CASH FLOW INFORMATION BY BUSINESS

For the years ended December 31, 2011, 2010, 2009, 2008, and 2007.	UTILITY	ENTERGY WHOLESALE COMMODITIES	PARENT & OTHER	CONSOLIDATED
($ thousands)
2011
Net cash flow provided by operating activities	2,099,569	756,499	272,749	3,128,817
Net cash flow provided by (used in) investing activities	(2,346,218)	(1,262,664)	162,029	(3,446,853)
Net cash flow provided by (used in) financing activities	(215,304)	374,484	(441,465)	(282,285)

2010
Net cash flow provided by operating activities	2,941,596	629,787	354,698	3,926,081
Net cash flow provided by (used in) investing activities	(2,500,139)	(399,439)	325,355	(2,574,223)
Net cash flow provided by (used in) financing activities	(859,141)	(230,203)	(677,930)	(1,767,275)

2009
Net cash flow provided by (used in) operating activities	1,586,020	2,626,034	(1,278,896)	2,933,158
Net cash flow provided by (used in) investing activities	(1,465,824)	(1,927,120)	1,298,550	(2,094,394)
Net cash flow provided by (used in) financing activities	553,107	(701,801)	(899,694)	(1,048,388)

2008
Net cash flow provided by (used in) operating activities	2,379,258	1,258,581	(313,511)	3,324,328
Net cash flow provided by (used in) investing activities	(2,845,157)	(429,859)	684,920	(2,590,096)
Net cash flow provided by (used in) financing activities	250,309	(832,619)	511,553	(70,757)

2007
Net cash flow provided by (used in) operating activities	1,807,769	821,201	(69,200)	2,559,770
Net cash flow provided by (used in) investing activities	(1,238,487)	(846,926)	(32,318)	(2,117,731)
Net cash flow provided by (used in) financing activities	(368,909)	57,766	89,557	(221,586)

Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (unaudited)

		Common Shareholders’ Equity
	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	(In Thousands)

Balance at December 31, 2006	100,000	2,482	(2,644,390)	4,827,265	6,113,042	(100,512)	8,297,887

Consolidated net income (a)	25,105	-	-	-	1,134,849	-	1,159,954

Other comprehensive income	-	-	-	-	-	108,832	108,832
Common stock repurchases	-	-	(1,215,578)	-	-	-	(1,215,578)
Common stock issuances related to stock plans	-	-	125,103	23,504	-	-	148,607
Common stock dividends declared	-	-	-	-	(507,326)	-	(507,326)
Preferred stock issued	10,000	-	-	-	-	-	10,000
Preferred stock repurchased	(16,000)	-	-	-	-	-	(16,000)
Preferred dividend requirements of subsidiaries (a)	(25,105)	-	-	-	-	-	(25,105)
Adjustment related to FIN 48 implementation	-	-	-	-	(4,600)	-	(4,600)

Balance at December 31, 2007	94,000	2,482	(3,734,865)	4,850,769	6,735,965	8,320	7,956,671

Consolidated net income (a)	19,969	-	-	-	1,220,566	-	1,240,535

Other comprehensive loss	-	-	-	-	-	(121,018)	(121,018)
Common stock repurchases	-	-	(512,351)	-	-	-	(512,351)
Common stock issuances related to stock plans	-	-	72,002	18,534	-	-	90,536
Common stock dividends declared	-	-	-	-	(573,924)	-	(573,924)
Preferred dividend requirements of subsidiaries (a)	(19,969)	-	-	-	-	-	(19,969)
Capital stock and other expenses	-	-	-	-	112	-	112

Balance at December 31, 2008	94,000	2,482	(4,175,214)	4,869,303	7,382,719	(112,698)	8,060,592

Consolidated net income (a)	19,958	-	-	-	1,231,092	-	1,251,050

Other comprehensive income	-	-	-	-	-	43,878	43,878
Common stock repurchases	-	-	(613,125)	-	-	-	(613,125)
Common stock issuances in settlement of equity unit purchase contracts	-	66	-	499,934	-	-	500,000
Common stock issuances related to stock plans	-	-	61,172	805	-	-	61,977
Common stock dividends declared	-	-	-	-	(576,913)	-	(576,913)
Preferred dividend requirements of subsidiaries (a)	(19,958)	-	-	-	-	-	(19,958)
Capital stock and other expenses	-	-	-	-	(141)	-	(141)
Adjustment for implementation of new accounting pronouncement	-	-	-	-	6,365	(6,365)	-

Balance at December 31, 2009	94,000	2,548	(4,727,167)	5,370,042	8,043,122	(75,185)	8,707,360

Consolidated net income (a)	20,063	-	-	-	1,250,242	-	1,270,305

Other comprehensive income	-	-	-	-	-	36,973	36,973
Common stock repurchases	-	-	(878,576)	-	-	-	(878,576)
Common stock issuances related to stock plans	-	-	80,932	(2,568)	-	-	78,364
Common stock dividends declared	-	-	-	-	(603,963)	-	(603,963)
Preferred dividend requirements of subsidiaries (a)	(20,063)	-	-	-	-	-	(20,063)

Balance at December 31, 2010	94,000	2,548	(5,524,811)	5,367,474	8,689,401	(38,212)	8,590,400

Consolidated net income (a)	20,933	-	-	-	1,346,439	-	1,367,372

Other comprehensive loss	-	-	-	-	-	(130,240)	(130,240)
Common stock repurchases	-	-	(234,632)	-	-	-	(234,632)
Common stock issuances related to stock plans	-	-	78,975	(6,792)	-	-	72,183
Common stock dividends declared	-	-	-	-	(588,880)	-	(588,880)
Preferred dividend requirements of subsidiaries (a)	(20,933)	-	-	-	-	-	(20,933)

Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Certain prior year data has been reclassified to conform with current year presentation.

(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2011, 2010, 2009, 2008, and 2007 include $13.3 million, $13.3 million, $13.3 million, $13.3 million, and $14.2 million, respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

$ thousands, for the years ended December 31,	2011	2010	2009	2008	2007
NET INCOME	$1,367,372	$1,270,305	$1,251,050	$1,240,535	$1,159,954

Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss) (net of tax expense (benefit) of $34,411, ($7,088), $333, $78,837, and $57,185 for 2011 to 2007, respectively)	71,239	(11,685)	(2,887)	133,370	93,038
Pension and other postretirement liabilities (net of tax benefit (expense) of $131,198, $14,387, $34,415, $68,076, and ($29,994) for 2011 to 2007, respectively)	(223,090)	(8,527)	(35,707)	(125,087)	(1,236)
Net unrealized investment gains (net of tax expense (benefit) of $19,368, $51,130, $102,845, ($108,049), and $23,562 for 2011 to 2007, respectively)	21,254	57,523	82,929	(126,013)	17,060
Foreign currency translation (net of tax expense (benefit) of $192, ($182), ($246), ($1,770), and ($16) for 2011 to 2007, respectively)	357	(338)	(457)	(3,288)	(30)
Other comprehensive income (loss)	(130,240)	36,973	43,878	(121,018)	108,832
COMPREHENSIVE INCOME	1,237,132	1,307,278	1,294,928	1,119,517	1,268,786
Preferred dividend requirements of subsidiaries	20,933	20,063	19,958	19,969	25,105
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,216,199	$1,287,215	$1,274,970	$1,099,548	$1,243,681

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

($ millions)	2011	2010	2009	2008	2007
Utility
Maintenance	925	798	805	855	789
Other	1,121	777	767	1,333	527
Entergy Wholesale Commodities	712	471	437	357	597
Parent & Other	-	-	(6)	6	1

Total Historical Capital Expenditures	2,758	2,046	2,003	2,551	1,914

PLANNED CAPITAL EXPENDITURES

($ millions)	2012	2013	2014
Maintenance Capital:
Utility:
Generation	128	129	131
Transmission	282	273	255
Distribution	433	485	496
Other	91	89	103

Total	934	976	985
Entergy Wholesale Commodities	90	120	107

Total Maintenance Capital	1,024	1,096	1,092

Capital Commitments:
Utility:
Generation	1,428	583	358
Transmission	170	128	264
Distribution	17	11	11
Other	45	47	35

Total	1,660	769	668

Entergy Wholesale Commodities	259	241	291

Total Capital Commitments	1,919	1,010	959

Total Planned Capital Expenditures	2,943	2,106	2,051

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

					CURRENT OR FIRST CALL PRICE
			MATURITY DATE	FIRST CALL DATE			AS OF DECEMBER 31,
CUSIP		RATE					2011			2010	2009
							($	millions	)
	$3.5B Bank Credit Facility	0.75%	08/12					$1,920		$1,632	$2,566
	Bank Term Loan		06/10					-		-	60
29364GAB9	6.58% Notes	6.58%	05/10	Now	MW	(T+.50%)		-		-	75
29364GB@1	6.9% Notes	6.9%	11/10	Now	MW	(T+.50%)		-		-	140
29364GA@2	7.06% Notes	7.06%	03/11	Now	MW	(T+.50%)		-		86	86
29364GAE3	3.625% Notes	3.625%	09/15	Now	MW	(T+.35%)		550		550	-
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW	(T+.40%)		450		450	-

Total								$2,920		$2,718	$2,927
(a)	In December 2005, Entergy Corporation sold 10 million equity units with a stated amount of $50 each. An equity unit consisted of (1) a note, initially due February 2011 and initially bearing interest at an annual rate of 5.75%, and (2) a purchase contract that obligated the holder of the equity unit to purchase for $50 between 0.5705 and 0.7074 shares of Entergy Corporation common stock on or before February 17, 2009. Entergy paid the holders quarterly contract adjustment payments of 1.875% per year on the stated amount of $50 per equity unit. Under the terms of the purchase contracts, Entergy attempted to remarket the notes in February 2009 but was unsuccessful, the note holders put the notes to Entergy, Entergy retired the notes, and Entergy issued 6,598,000 shares of common stock in the settlement of the purchase contracts.
(b)	On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units ($51 million) of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC that carry a 10% annual distribution rate. Distributions are payable quarterly commencing on September 15, 2008 and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

SECURITIES RATINGS (OUTLOOK)

CORPORATE CREDIT
As of June 2012.	MOODY’S	S&P
Entergy Corporation	Baa3 (stable)	BBB (outlook negative)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2011					2010					YTD %
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	164.3	248.4	524.1	169.7	1,106.5	138.6	225.8	333.6	114.3	812.4	36.2
Return on Average Invested Capital –
As-Reported (%)(a)	7.0	7.0	8.0	8.3	8.3	6.5	7.1	7.2	6.9	6.9	20.3
Return on Average Common Equity –
As-Reported (%)(a)	11.7	11.9	14.2	14.8	14.8	10.4	11.4	11.8	11.4	11.4	29.8
Debt to Capital Ratio (%)	54.7	54.7	54.3	54.0	54.0	55.8	54.9	55.0	54.3	54.3	(0.6)
NON-GAAP MEASURES
Operational Earnings ($ millions)	164.3	248.4	524.1	169.7	1,106.5	138.6	225.8	333.6	114.3	812.4	36.2
Return on Average Invested Capital
– Operational (%)(a)	7.0	7.0	8.0	8.3	8.3	6.5	7.1	7.2	6.9	6.9	20.3
Return on Average Common Equity –
Operational (%)(a)	11.7	11.9	14.2	14.8	14.8	10.4	11.4	11.8	11.4	11.4	29.8
Debt to Capital Ratio, excluding securitization debt (%)	52.1	52.2	51.3	50.9	50.9	53.4	52.5	52.3	51.6	51.6	(1.4)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.7	51.5	49.8	49.8	49.8	50.1	49.3	48.8	48.9	48.9	1.8
(a)	Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS

	2011	2010	2009	2008	2007
GAAP MEASURES
As-Reported Net Income ($ millions)	1,106.5	812.4	691.6	587.8	682.7
Return on Average Invested Capital – As-Reported (%)	8.3	6.9	6.4	6.0	6.9
Return on Average Common Equity – As-Reported (%)	14.8	11.4	10.1	8.9	10.6
Debt to Capital Ratio (%)	54.0	54.3	55.6	53.0	51.5
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,106.5	812.4	691.6	587.8	696.4
Return on Average Invested Capital – Operational (%)	8.3	6.9	6.4	6.0	7.0
Return on Average Common Equity – Operational (%)	14.8	11.4	10.1	8.9	10.8
Debt to Capital Ratio, excluding securitization debt (%)	50.9	51.6	53.2	52.0	50.3
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.8	48.9	49.2	50.0	47.2

UTILITY SECURITIES RATINGS (OUTLOOK)

	MORTGAGE BONDS		PREFERRED STOCK
As of June 2012.	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A3 (stable)	A– (outlook negative)	Ba1	BB+
Entergy Gulf States Louisiana, L.L.C.	A3 (stable)	BBB+ (outlook negative)	Ba1	BB+
Entergy Louisiana, LLC	A3 (stable)	A– (outlook negative)	Ba1	BB+
Entergy Mississippi, Inc.	Baa1 (stable)	A– (outlook negative)	Ba2	BB+
Entergy New Orleans, Inc.	Baa3 (stable)	BBB+ (outlook negative)	B1	BB+
Entergy Texas, Inc.	Baa2 (stable)	BBB+ (outlook negative)	–	–
System Energy Resources, Inc.	Baa2 (stable)	BBB+ (outlook negative)	–	–

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)

($ millions)	2011	2010	2009	2008	2007
Entergy Arkansas	383	291	264	584	305
Entergy Gulf States Louisiana	219	237	274	360	168
Entergy Louisiana	734	428	468	584	322
Entergy Mississippi	166	224	131	156	157
Entergy New Orleans	57	80	62	103	94
Entergy Texas	173	163	188	284	167
System Energy Resources	235	56	91	86	84
Other(b)	79	96	94	31	19

Total	2,046	1,575	1,572	2,188	1,316
(a)	Historical capital expenditures include storm capital spending.
(b)	Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY SELECTED DATA

UTILITY PLANNED CAPITAL EXPENDITURES

	2012
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other(a)	Utility
Maintenance Capital:
Generation	34	19	27	10	2	15	19	1	128
Transmission	73	56	61	37	7	42	-	6	282
Distribution	113	59	98	72	27	64	-	-	433
Other	10	16	9	5	9	5	2	34	91

Total Maintenance Capital	230	150	195	124	45	126	21	41	934

Capital Commitments:
Generation	325	48	460	223	6	69	297	-	1,428
Transmission	44	39	47	37	-	3	-	-	170
Distribution	9	-	7	-	1	-	-	-	17
Other	16	2	3	2	12	4	-	6	45

Total Other Capital Commitments	394	89	517	262	19	76	297	6	1,660

Total Planned Capital Expenditures	624	239	712	386	64	202	318	47	2,594

Totals may not foot due to rounding.

(a)	Corresponds to Entergy Services, Inc.

	2013
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other(a)	Utility
Maintenance Capital:
Generation	35	28	27	11	3	11	14	1	129
Transmission	72	47	54	33	4	58	-	4	273
Distribution	123	64	124	75	28	70	-	-	485
Other	11	15	9	5	10	5	2	35	89

Total Maintenance Capital	241	154	214	124	45	144	16	40	976

Capital Commitments:
Generation	60	29	410	7	12	46	18	-	583
Transmission	32	26	31	25	-	15	-	-	128
Distribution	8	-	3	-	-	-	-	-	11
Other	11	1	4	1	13	3	-	14	47

Total Other Capital Commitments	111	56	448	33	25	64	18	14	769

Total Planned Capital Expenditures	352	210	662	157	70	208	34	54	1,745

Totals may not foot due to rounding.

(a)	Corresponds to Entergy Services, Inc.

	2014
($ millions)	Entergy Arkansas	Entergy Gulf States Louisiana	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	Entergy Texas	System Energy Resources	Other(a)	Utility
Maintenance Capital:
Generation	37	23	32	6	1	13	18	1	131
Transmission	67	43	64	41	4	34	-	2	255
Distribution	115	68	135	84	24	71	-	-	496
Other	11	18	11	6	10	5	2	40	103

Total Maintenance Capital	230	152	242	137	39	123	20	43	985

Capital Commitments:
Generation	75	22	190	7	17	22	24	-	358
Transmission	71	23	36	26	2	106	-	-	264
Distribution	8	-	3	-	-	-	-	-	11
Other	4	-	7	1	12	3	-	8	35

Total Other Capital Commitments	158	45	236	34	31	131	24	8	668

Total Planned Capital Expenditures	388	197	478	171	70	254	44	51	1,653

Totals may not foot due to rounding.

(a)	Corresponds to Entergy Services, Inc.

UTILITY FINANCIAL RESULTS

2011 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, for the year ending December 31, 2011.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	OTHER/ ELIMINATIONS	UTILITY
OPERATING REVENUES:
Electric	$2,084,310	$2,069,548	$2,508,915	$1,266,470	$529,228	$1,757,199	$563,411	$(2,103,072)	$8,676,009
Natural gas	-	64,861	-	-	100,957	-	-	1	165,819

Total	2,084,310	2,134,409	2,508,915	1,266,470	630,185	1,757,199	563,411	(2,103,071)	8,841,828

OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	186,036	437,301	596,808	363,025	173,668	352,022	76,353	(1,654)	2,183,559
Purchased power	659,464	780,711	843,099	339,061	207,604	775,067	-	(2,056,730)	1,548,276
Nuclear refueling outage expenses	42,557	18,227	27,903	-	-	-	16,314	(1)	105,000
Other operation and maintenance	511,592	351,070	470,783	210,657	106,817	214,191	136,495	(51,038)	1,950,567
Decommissioning	38,064	14,189	24,658	-	-	-	31,460	773	109,144
Taxes other than income taxes	82,847	75,858	69,769	69,759	42,032	69,329	21,425	600	431,619
Depreciation and amortization	218,902	143,387	206,986	93,119	35,026	79,263	142,543	(773)	918,453
Other regulatory charges (credits) – net	(13,506)	(17,045)	182,800	9,460	1,910	52,307	(11,781)	1,814	205,959

Total	1,725,956	1,803,698	2,422,806	1,085,081	567,057	1,542,179	412,809	(2,107,009)	7,452,577

OPERATING INCOME	358,354	330,711	86,109	181,389	63,128	215,020	150,602	3,938	1,389,251

OTHER INCOME:
Allowance for equity funds used during construction	7,660	9,094	33,033	7,755	622	3,781	22,359	1	84,305
Interest and investment income	16,533	40,945	87,487	249	154	5,528	8,294	(453)	158,737
Miscellaneous – net	(4,172)	(8,799)	(3,520)	(3,904)	(1,234)	(3,047)	(699)	(2)	(25,377)

Total	20,021	41,240	117,000	4,100	(458)	6,262	29,954	(454)	217,665

INTEREST AND OTHER CHARGES:

Interest expense	83,545	84,356	116,803	52,273	11,114	93,554	48,117	3,870	493,632
Allowance for borrowed funds used during construction	(2,826)	(3,745)	(17,406)	(4,314)	(282)	(2,609)	(6,711)	-	(37,893)

Total	80,719	80,611	99,397	47,959	10,832	90,945	41,406	3,870	455,739

INCOME BEFORE INCOME TAXES	297,656	291,340	103,712	137,530	51,838	130,337	139,150	(386)	1,151,177

Income taxes	132,765	89,737	(370,211)	28,801	15,862	49,492	74,953	5,912	27,311

CONSOLIDATED NET INCOME	164,891	201,603	473,923	108,729	35,976	80,845	64,197	(6,298)	1,123,866

Preferred dividend requirements and other	6,873	825	6,950	2,828	965	-	-	(1,112)	17,329

EARNINGS APPLICABLE TO COMMON STOCK/EQUITY	$158,018	$200,778	$466,973	$105,901	$35,011	$80,845	$64,197	$(5,186)	$1,106,537
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2011 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2011.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$4,712	$217	$878	$7	$486	$150	$30,961	$40,300	$77,711
Temporary cash investments	17,887	24,628	-	9	9,348	65,139	154,196	10,714	281,921
Total cash and cash equivalents	22,599	24,845	878	16	9,834	65,289	185,157	51,014	359,632
Securitization recovery trust account	3,890	-	5,200	-	-	41,215	-	(1)	50,304
Accounts receivable:
Customer	90,940	61,648	102,379	51,026	29,038	68,290	-	-	403,321
Allowance for doubtful accounts	(26,155)	(843)	(1,147)	(756)	(465)	(1,461)	-	-	(30,827)
Associated companies	58,030	171,431	60,661	51,329	12,167	129,561	172,943	(613,275)	42,847
Other	66,838	22,082	10,945	13,924	2,603	9,573	7,294	18,697	151,956
Accrued unbilled revenues	70,715	51,155	78,430	38,368	17,023	41,573	-	1	297,265
Total account receivable	260,368	305,473	251,268	153,891	60,366	247,536	180,237	(594,577)	864,562
Deferred fuel costs	209,776	-	-	-	-	-	-	-	209,776
Accumulated deferred income taxes	-	-	-	11,694	6,419	88,436	-	35,255	141,804
Fuel inventory - at average cost	48,889	23,249	23,919	42,499	3,806	53,884	-	-	196,246
Materials and supplies - at average cost	143,343	114,075	140,561	35,716	9,392	29,810	86,333	-	559,230
Deferred nuclear refueling outage costs	49,047	21,066	24,197	-	-	-	9,479	(1)	103,788
System agreement cost equalization	36,800	-	-	-	-	-	-	-	36,800
Prepayments and other	8,562	5,180	13,171	4,666	2,679	15,203	1,111	16,713	67,285
Total	783,274	493,888	459,194	248,482	92,496	541,373	462,317	(491,597)	2,589,427
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	-	339,664	807,424	-	-	783	-	(600)	1,147,271
Decommissioning trust funds	541,657	420,917	253,968	-	-	-	423,409	-	1,639,951
Non-utility property - at cost less accumulated depreciation)	1,677	164,712	760	4,725	1,016	930	-	209	174,029
Storm reserve escrow account	-	90,249	201,249	31,844	11,996	-	-	-	335,338
Other	3,182	12,701	-	-	-	17,969	-	5,189	39,041
Total	546,516	1,028,243	1,263,401	36,569	13,012	19,682	423,409	4,798	3,335,630
PROPERTY, PLANT AND EQUIPMENT
Electric	8,079,732	7,068,657	7,859,136	3,274,031	812,329	3,338,608	3,438,424	617,068	34,487,985
Property under capital lease	1,234	-	274,334	10,721	-	-	491,023	32,137	809,449
Natural gas	-	129,950	-	-	213,160	-	-	1	343,111
Construction work in progress	120,211	122,051	559,437	105,083	13,610	90,856	357,826	51,089	1,420,163
Nuclear fuel	272,593	206,031	165,380	-	-	-	157,967	1	801,972
Total property, plant and equipment	8,473,770	7,526,689	8,858,287	3,389,835	1,039,099	3,429,464	4,445,240	700,296	37,862,680
Less - accumulated depreciation and amortization	3,833,596	3,906,353	3,606,706	1,210,092	525,621	1,289,166	2,518,190	348,548	17,238,272
Property, plant and equipment – net	4,640,174	3,620,336	5,251,581	2,179,743	513,478	2,140,298	1,927,050	351,748	20,624,408
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	87,357	173,724	175,952	65,196	-	129,924	124,777	42,076	799,006
Other regulatory assets	1,126,911	333,898	814,472	393,387	178,815	1,178,067	287,796	323,525	4,636,871
Deferred fuel costs	-	100,124	67,998	-	4,080	-	-	-	172,202
Long-term receivables - associated companies	-	-	-	-	-	31,254	-	(31,254)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Accumulated deferred income taxes	-	-	-	-	-	-	-	4,313	4,313
Other	27,980	13,506	31,269	20,017	4,154	18,408	20,016	63,243	198,593
Total	1,242,248	621,252	1,089,691	478,600	187,049	1,357,653	432,589	776,002	6,185,084

TOTAL ASSETS	$7,212,212	$5,763,719	$8,063,867	$2,943,394	$806,035	$4,059,006	$3,245,365	$640,951	$32,734,549

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2011 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

								OTHER/
In thousands, as of December 31, 2011.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$-	$60,000	$75,309	$-	$-	$-	$110,163	$-	$245,472
Notes payable and commercial paper:
Other	33,914	-	44,392	-	-	-	-	30,025	108,331
Accounts payable:
Associated companies	228,163	73,305	218,001	46,311	27,042	60,583	8,032	(646,598)	14,839
Other	138,054	101,009	130,295	41,489	28,098	69,160	63,331	216,080	787,516
Customer deposits	81,074	49,734	86,099	68,610	21,878	38,294	-	6,052	351,741
Taxes accrued	36,281	107,367	31,338	45,536	-	40,311	92,455	216,353	569,641
Accumulated deferred income taxes	124,267	5,107	4,690	-	-	-	3,428	(82,900)	54,592
Interest accrued	29,881	26,084	36,535	21,550	2,840	33,095	17,776	1,949	169,710
Deferred fuel costs	-	97,178	66,535	15,841	11,621	64,664	-	-	255,839
Obligations under capital leases	-	-	-	-	-	-	-	3,631	3,631
Pension and other postretirement liabilities	-	7,911	9,161	-	-	1,029	-	19,757	37,858
System agreement cost equalization	-	-	36,800	-	-	43,290	-	-	80,090
Other	23,305	23,866	31,675	17,474	4,197	4,847	2,591	6,128	114,083
Total	694,939	551,561	770,830	256,811	95,676	355,273	297,776	(229,523)	2,793,343

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,708,760	1,368,563	1,098,690	672,129	144,405	934,990	652,418	100,483	6,680,438
Accumulated deferred investment tax credits	42,939	81,520	73,283	6,372	1,539	19,339	57,865	1,890	284,747
Obligations under capital leases	-	-	-	8,112	-	-	-	30,309	38,421
Regulatory liability for income taxes - net	-	-	-	-	33,258	-	-	(33,258)	-
Other regulatory liabilities	133,960	75,721	295,542	-	5,726	11,710	214,745	(1)	737,403
Decommissioning and asset retirement cost liabilities	640,228	359,792	345,834	5,697	2,893	3,870	445,352	(1)	1,803,665
Accumulated provisions	5,640	99,033	213,060	38,289	15,843	5,024	-	2,442	379,331
Pension and other postretirement liabilities	539,016	332,672	459,685	144,088	74,017	137,735	139,719	636,561	2,463,493
Long-term debt	1,875,921	1,482,430	2,177,003	920,439	166,537	1,677,127	636,885	-	8,936,342
Long-term payables - associated companies	-	31,254	-	-	-	-	-	(31,254)	-
Gas system rebuild insurance proceeds	-	-	-	-	55,707	-	-	(55,707)	-
Other	10,335	47,397	65,011	5,370	9,489	14,583	42	499,692	651,919
Total	4,956,799	3,878,382	4,728,108	1,800,496	509,414	2,804,378	2,147,026	1,151,156	21,975,759
Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	116,350	-	-	50,381	19,780	-	-	(1)	186,510

EQUITY:
Common stock or members’ equity	470	1,393,386	2,504,436	199,326	33,744	49,452	789,350	(2,808,896)	2,161,268
Paid-in capital/capital stock expense and other	588,444	-	-	(690)	36,294	481,994	-	1,310,592	2,416,634
Retained earnings	855,210	-	-	637,070	111,127	367,909	11,213	1,435,300	3,417,829
Accumulated other comprehensive income (loss)	-	(69,610)	(39,507)	-	-	-	-	(81,677)	(190,794)
Less – treasury stock, at cost	-	-	-	-	-	-	-	120,000	120,000
Total	1,444,124	1,323,776	2,464,929	835,706	181,165	899,355	800,563	(264,681)	7,684,937
Subsidiaries preferred stock without sinking fund	-	10,000	100,000	-	-	-	-	(16,000)	94,000
Total	1,444,124	1,333,776	2,564,929	835,706	181,165	899,355	800,563	(280,681)	7,778,937

TOTAL LIABILITIES AND EQUITY	$7,212,212	$5,763,719	$8,063,867	$2,943,394	$806,035	$4,059,006	$3,245,365	$640,951	$32,734,549

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2011	2010	2009	2008	2007
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	158.0	165.7	60.0	40.3	132.2
Less Special Items ($ millions)	-	-	-	-	(5.9)
Operational Earnings ($ millions)	158.0	165.7	60.0	40.3	138.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.1	11.8	4.3	2.9	9.4
Return on Average Invested Capital – As-Reported (%)	6.2	6.7	3.7	3.2	6.5
Cash Flow Interest Coverage (# times)	7.9	6.7	5.3	6.3	5.2
Debt to Capital Ratio (%)	55.0	55.9	54.0	53.5	49.0
Total Debt ($ millions)	1,911	1,928	1,793	1,745	1,442
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,444	1,404	1,412	1,400	1,385
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.1	11.8	4.3	2.9	9.8
Return on Average Invested Capital – Operational (%)	6.4	6.8	3.7	3.2	6.7
Total Debt, excluding securitization debt ($ millions)	1,797	1,804	1,793	1,745	1,442
Debt to Capital Ratio, excluding securitization debt (%)	53.5	54.3	54.0	53.5	49.0
Net Debt to Net Capital Ratio, excluding securitization debt (%)	53.2	52.8	52.8	52.9	49.0

					2007 PRO FORMA(a)
ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	200.8	173.5	152.5	131.1	119.5
Less Special Items ($ millions)	-	-	-	-	(3.6)
Operational Earnings ($ millions)	200.8	173.5	152.5	131.1	123.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	14.5	12.1	11.3	10.2	9.6
Return on Average Invested Capital – As-Reported (%)	8.5	7.5	6.7	5.8	6.5
Cash Flow Interest Coverage (# times)	7.0	8.4	3.1	5.4	3.9 (b)
Debt to Capital Ratio (%)	53.6	52.0	55.8	62.7	65.7
Total Debt ($ millions)	1,542	1,584	1,783	2,188	2,460
Total Preferred ($ millions)	10	10	10	10	10
Total Equity ($ millions)	1,324	1,454	1,403	1,293	1,274
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	14.5	12.1	11.3	10.2	9.9
Return on Average Invested Capital – Operational (%)	8.5	7.7	7.8	7.8	7.9
Total Debt, excluding assumption debt ($ millions)	1,542	1,584	1,615	1,418	1,381
Debt to Capital Ratio, excluding assumption debt (%)	53.6	52.0	53.3	52.1	51.8
Net Debt to Net Capital Ratio, excluding assumption debt (%)	53.2	49.4	51.0	51.2	49.8

(a)    Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

(b)    See page 66 for Pro Forma calculation.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	467.0	224.5	225.9	150.6	136.4
Less Special Items ($ millions)	-	-	-	-	(2.2)
Operational Earnings ($ millions)	467.0	224.5	225.9	150.6	138.6
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	20.7	11.7	13.2	9.8	9.8
Return on Average Invested Capital – As-Reported (%)	12.1	7.6	8.2	7.1	7.1
Cash Flow Interest Coverage (# times)	5.9	10.4	2.3	14.0	5.6
Debt to Capital Ratio (%)	47.2	46.1	49.9	46.1	43.4
Total Debt ($ millions)	2,297	1,830	1,902	1,462	1,192
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	2,465	2,037	1,812	1,608	1,454
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	20.7	11.7	13.2	9.8	10.0
Return on Average Invested Capital – Operational (%)	12.4	7.6	8.2	7.1	7.2
Total Debt, excluding securitization debt ($ millions)	2,090	1,830	1,902	1,462	1,192
Debt to Capital Ratio, excluding securitization debt (%)	44.9	46.1	49.9	46.1	43.4
Net Debt to Net Capital Ratio, excluding securitization debt (%)	44.9	44.4	47.8	43.6	43.4

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2011	2010	2009	2008	2007
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	105.9	82.5	76.5	58.4	70.1
Less Special Items ($ millions)	-	-	-	-	-
Operational Earnings ($ millions)	105.9	82.5	76.5	58.4	70.1
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	13.5	11.6	11.2	8.8	11.0
Return on Average Invested Capital – As-Reported (%)	8.0	7.3	7.3	6.3	7.0
Cash Flow Interest Coverage (# times)	3.1	3.3	5.4	2.7	4.8
Debt to Capital Ratio (%)	51.2	51.7	53.4	49.4	49.8
Total Debt ($ millions)	931	839	852	703	704
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	836	733	694	669	659
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	13.5	11.6	11.2	8.8	11.0
Return on Average Invested Capital – Operational (%)	8.0	7.3	7.3	6.3	7.0
Net Debt to Net Capital Ratio (%)	51.2	51.7	50.5	49.4	48.4

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	35.0	30.1	29.5	33.4	23.0
Less Special Items ($ millions)	-	-	-	-	-
Operational Earnings ($ millions)	35.0	30.1	29.5	33.4	23.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	19.0	15.3	14.3	17.4	14.1
Return on Average Invested Capital – As-Reported (%)	11.5	8.9	8.2	9.4	7.7
Cash Flow Interest Coverage (# times)	5.1	4.9	9.8	5.3	11.5
Debt to Capital Ratio (%)	45.3	44.6	54.8	54.5	60.9
Total Debt ($ millions)	167	167	272	273	304
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	181	188	205	208	175
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	19.0	15.3	14.3	17.4	14.1
Return on Average Invested Capital – Operational (%)	11.5	8.9	8.2	9.4	7.7
Net Debt to Net Capital Ratio (%)	43.8	35.1	26.5	37.3	52.1

					2007 PRO FORMA(a)
ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	80.8	66.2	63.8	57.9	58.9
Less Special Items ($ millions)	-	-	-	-	-
Operational Net Income ($ millions)	80.8	66.2	63.8	57.9	58.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.4	7.9	7.3	6.1	5.9
Return on Average Invested Capital – As-Reported (%)	5.4	4.9	5.4	4.5	4.9
Cash Flow Interest Coverage (# times)	3.6	1.4	3.7	1.1	3.0
Debt to Capital Ratio (%)	65.1	66.8	66.3	59.9	58.5
Total Debt ($ millions)	1,677	1,659	1,658	1,345	1,413
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	899	824	844	900	1,004
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.4	7.9	7.3	6.6	7.0
Return on Average Invested Capital – Operational (%)	7.8	7.3	7.1	5.5	5.7
Total Debt, excluding securitization debt ($ millions)	927	852	820	1,035	1,083
Total Equity, excluding equity infusion from parent returned beginning of 08 ($ millions)	899	824	844	900	854
Debt to Capital Ratio, excluding securitization debt and equity infusion from parent (%)	50.8	50.8	49.3	53.5	55.9
Net Debt to Net Capital Ratio, excluding securitization debt and equity infusion from parent (%)	48.9	49.8	42.3	53.4	47.9
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies: Entergy Texas and Entergy Gulf States Louisiana. The above pro forma metrics for 2007 reflect the results as if the separation had occurred on January 1, 2007.

Certain prior year data has been reclassified to conform with current year presentation.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2011	2010	2009	2008	2007
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	64.2	82.6	48.9	91.1	136.1
Less Special Items ($ millions)	-	-	-	-	(1.9)
Operational Net Income ($ millions)	64.2	82.6	48.9	91.1	138.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.0	10.1	5.8	10.6	15.8
Return on Average Invested Capital – As-Reported (%)	5.6	6.8	4.4	7.1	9.8
Cash Flow Interest Coverage (# times)	11.4	5.9	10.7	4.9	4.9
Debt to Capital Ratio (%)	48.3	51.7	49.7	51.2	50.6
Total Debt ($ millions)	747	869	820	899	882
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	801	812	830	856	862
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	8.0	10.1	5.8	10.6	16.0
Return on Average Invested Capital – Operational (%)	5.6	6.8	4.4	7.1	9.9
Net Debt to Net Capital Ratio (%)	41.2	42.7	40.1	48.2	47.4

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2011	2010	2009
								(in millions )
29364DAM2	4.50% Series	M	4.50%	06/10	Now	MW (T + .25%)	$-	$-	$100
29364DAN0	5.40% Series	M	5.40%	08/13	Now	MW (T + .35%)	300	300	300
732835AW3	6.3% Series – Pope County(c)	G(b)	6.3%	2016	Now	100%	-	-	20
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	2017	6/13/11	100%	55	55	55
29364DAE0	5.4% Series	M	5.4%	05/18	Now	100%	-	-	150
29364DAH3	5.0% Series	M	5.0%	07/18	Now	100%	115	115	115
732835BA0	6.3% Series – Pope County	G(b)	6.3%	2020	Now	100%	-	-	120
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	350	350	-
453424BP	5.0% Series – Independence County(c)	G(b)	5.0%	2021	7/1/10	100%	45	45	45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364D811	6.7% Series	M	6.7%	04/32	Now	100%	-	-	100
29364D795	6.0% Series	M	6.0%	11/32	Now	100%	-	-	100
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	MW (T + .25%)	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/15	100%	225	225	-
Total bonds							1,425	1,425	1,439
OTHER LONG-TERM DEBT:
	5.60% Series G – Variable Interest Entity Note Payable		5.60%	09/11			-	35	-
	9% Series H – Variable Interest Entity Note Payable		9.00%	06/13			30	30	-
	5.69% Series I – Variable Interest Entity Note Payable		5.69%	07/14			70	70	-
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16			55	-	-
	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			114	124	-
	Long-Term United States Department of Energy Obligation(d)						181	181	181
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
	Other						2	-	-
TOTAL LONG-TERM DEBT(e)							1,876	1,864	1,619
Less Amount Due Within One Year							-	35	100
Long-Term Debt Excluding Amount Due Within One Year							$1,876	$1,829	$1,519
Fair Value of Long-Term Debt(a)							$1,756	$1,713	$1,463
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.0%	5.1%	5.6%
(a)	The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.
(d)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner / licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(e)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2011	2010	2009	2011	2010		2009	2011
	Without sinking fund:						(in millions	)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7		$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9		9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8		8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8		8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10		10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75		75	-
	Total without sinking fund (b)		3,413,500	3,413,500	3,413,500	$116	$116		$116
(a)	Series is callable at par.
(b)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2011	2010	2009
								(in millions )
128318BL5	5.45% Series – Calcasieu Parish	G(b,c)	5.45%	2010	Now	100%	-	-	12
29364LAQ5	4.875% Series	M(b)	4.875%	11/11	Now	100%	-	-	200
29364LAF9	6.0% Series	M(b)	6.0%	12/12	Now	100%	-	-	-
128318BH4	6.75% Series – Calcasieu Parish	G(b,c)	6.75%	2012	Now	100%	-	26	26
730816AF9	6.7% Series – Pointe Coupee Parish	G(b,c)	6.7%	2013	Now	100%	-	9	9
29364LAS1	5.6% Series	M(b)	5.6%	12/14	Now	100%	-	-	-
450877AJ	5.7% Series – Iberville Parish	G(b,c)	5.7%	2014	Now	100%	-	12	12
29364LAU6	5.70% Series	M(b)	5.70%	06/15	Now	MW (T +. 30%)	-	-	200
29364LAN2	5.25% Series	M(b)	5.25%	08/15	Now	100%	-	-	92
952789AQ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2015	Now	100%	-	-	15
952789AW5	7.0% Series – West Feliciana Parish	G(b,c)	7.0%	2015	Now	100%	-	-	17
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(c,d)	2.875%	2015	Non-Call Life		32	32	-
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	11	11	20
29365PAM4	6.00% Series	M	6.00%	05/18	Now	MW (T + .40%)	375	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T +. 25%)	250	250	-
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300	300
952789BB0	6.6% Series – West Feliciana Parish	G(b,c)	6.6%	2028	Now	100%	-	-	22
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(c,d)	5.0%	2028	9/1/15	100%	84	84	-
29364LAL6	6.2% Series	M(b)	6.2%	07/33	Now	MW (T + .15%)	240	240	240
29364LAT9	6.18% Series	M(b)	6.18%	03/35	Now	MW (T + .30%)	85	85	85
	Total bonds						1,377	1,424	1,625
OTHER LONG-TERM DEBT:
	5.41% Series O – Variable Interest Entity Note Payable		5.41%	07/12			60	60	-
	5.56% Series N – Variable Interest Entity Note Payable		5.56%	05/13			75	75	-
	Credit Facility – weighted average rate 2.25%		2.25%	07/13			29	24	-
	Unamortized Premium and Discount – Net						(2)	(2)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT(e)							1,542	1,584	1,626
Less Amount Due Within One Year							60	-	12
Long-Term Debt Excluding Amount Due Within One Year							$1,482	$1,584	$1,614
Fair Value of Long-Term Debt(a)							$1,642	$1,644	$1,638
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.4%	5.5%	5.8%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas. By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.
(c)	Consists of pollution control revenue bonds and environmental revenue bonds.
(d)	The bonds are secured by a series of collateral first mortgage bonds.
(e)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

PREFERRED MEMBERSHIP INTERESTS:			SHARES / UNITS AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER SHARE / UNIT AS OF DECEMBER 31,
CUSIP		RATE	2011	2010	2009	2011	2010	2009	2011
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
29364L763	8.25% Series(a)	8.25%	100,000	100,000	100,000	$10	$10	$10	-
	Authorized 6,000,000 shares, $100 par value, cumulative
	Total without sinking fund (b)		100,000	100,000	100,000	$10	$10	$10
(a)	Series is callable at par on and after December 15, 2015.
(b)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2011	2010	2009
								(in millions )
29364WAD0	4.67% Series	M	4.67%	06/10	Now	MW (T + .20%)	$-	$-	$55
29364WAG3	5.83% Series	M	5.83%	11/10	Now	100%	-	-	150
29364WAC2	5.09% Series	M	5.09%	11/14	Now	100%	-	-	115
29364WAE8	5.56% Series	M	5.56%	09/15	Now	MW (T + .25%)	-	-	100
29364WAJ7	6.50% Series	M	6.50%	09/18	Now	MW (T + .40%)	300	300	300
29364WAA6	5.5% Series	M	5.5%	04/19	Now	100%	-	-	100
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)	200	-	-
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400	400
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250	-
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(b,c)	5.0%	2030	12/1/15	100%	115	115	-
29364W207	7.6% Series	M	7.6%	04/32	Now	100%	-	-	150
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	MW (T + .35%)	100	100	100
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	150	150	-
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	150	150	-
	Total bonds						1,735	1,535	1,540
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				188	224	241
	Bank Credit Facility – weighted average rate 0.67%		0.67%				50	-	-
	5.69% Series E – Variable Interest Entity Note Payable		5.69%	07/14			50	50	-
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16			20	-	-
	2.04% Series Senior Secured - Securitization Bond		2.04%	06/21			207	-	-
	Unamortized Premium and Discount – Net						(2)	(2)	(2)
	Other						4	-	-
TOTAL LONG-TERM DEBT(d)							2,252	1,807	1,780
Less Amount Due Within One Year							75	36	222
Long-Term Debt Excluding Amount Due Within One Year							$2,177	$1,772	$1,557
Fair Value of Long-Term Debt(a)							$2,211	$1,515	$1,566
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.9%	5.9%	6.1%
(a)	The fair value excludes lease obligations of $188 million at Entergy Louisiana and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.
(d)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

PREFERRED MEMBERSHIP INTERESTS:			UNITS AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,			CALL PRICE PER UNIT AS OF DECEMBER 31,
CUSIP		RATE	2011	2010	2009	2011	2010	2009	2011
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
293649208	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	-
	Total without sinking fund (b)		1,000,000	1,000,000	1,000,000	$100	$100	$100
(a)	Series is callable at par.
(b)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 14 of 2011 10-K for further detail.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2011	2010	2009
								(in millions )
29364NAM0	4.65% Series	M	4.65%	05/11	Now	MW (T + .30%)	$-	$80	$80
29364NAH1	5.15% Series	M	5.15%	02/13	Now	MW (T + .20%)	100	100	100
29364NAN8	5.92% Series	M	5.92%	02/16	Now	MW (T + .30%)	-	100	100
29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)	125	-	-
29364NAK4	4.95% Series	M	4.95%	06/18	Now	100%	95	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150	150
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(b,c)	4.60%	2022	10/1/09	100%	16	16	16
453424BN2	4.90% Series – Independence County(d)	G(b,c)	4.90%	2022	Now	100%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%	75	75	75
29364N868	7.25% Series	M	7.25%	12/32	Now	100%	-	-	100
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100
29364N843	6.20% Series	M	6.20%	04/40	4/15/15	100%	80	80	-
29364N835	6.00% Series	M	6.00%	05/51	5/1/16	100%	150	-	-
	Total bonds						921	826	846
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT(e)							920	825	845
Less Amount Due Within One Year							-	80	-
Long-Term Debt Excluding Amount Due Within One Year							$920	$745	$845
Fair Value of Long-Term Debt(a)							$986	$802	$874
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.5%	5.7%	5.9%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	The bonds are secured by a series of collateral first mortgage bonds.
(d)	In April 2008, Entergy Mississippi repurchased its $30 million of Auction Rate Independence County Pollution Control Revenue Bonds due July 2022. In June 2008, Entergy Mississippi remarketed the series and fixed the interest rate to maturity at 4.90%.
(e)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2011	2010	2009	2011	2010		2009	2011
							(in millions	)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$6	$6		$6	$ 103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4		4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10		10	102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30		30	-
	Total without sinking fund (b)		1,403,807	1,403,807	1,403,807	$50	$50		$50
(a)	Series is callable at par.
(b)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, INC.

BONDS: CUSIP		TYPE*	RATE	MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
							2011	2010		2009
								(in millions	)
29364PAL7	4.98% Series	M	4.98%	07/10	Now	101%	$-	$-		$30
29364PAF0	5.25% Series	M	5.25%	08/13	Now	MW (T + .25%)	70	70		70
29364PAD5	6.75% Series	M	6.75%	10/17	Now	100%	-	-		25
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)	25	25		-
29364PAK9	5.6% Series	M	5.60%	09/24	9/1/08	100%	33	34		34
29364PAJ2	5.65% Series	M	5.65%	09/29	9/1/09	100%	38	39		39
	Total bonds						167	167		198
OTHER LONG-TERM DEBT:
	Affiliated Notes Payable(b)						-	-		74
	Unamortized Premium and Discount – Net						-	-		-
TOTAL LONG-TERM DEBT(c)							167	167		272
Less Amount Due Within One Year							-	-		104
Long-Term Debt Excluding Amount Due Within One Year							$167	$167		$168
Fair Value of Long-Term Debt(a)							$169	$171		$198
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate							5.4%	5.4%		5.5%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	The affiliate note payable at Entergy New Orleans that was due May 2010 was classified as current notes payable - associated companies in 2009.
(c)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

PREFERRED STOCK:			SHARES AUTHORIZED AND OUTSTANDING AS OF DECEMBER 31,			AS OF DECEMBER 31,				CALL PRICE PER SHARE AS OF DECEMBER 31,
CUSIP		RATE	2011	2010	2009	2011	2010		2009	2011
	Without sinking fund:						(in millions	)
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$8	$8		$8	$ 105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6		6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6		6	102.59
	Total without sinking fund (a)		197,798	197,798	197,798	$20	$20		$20
(a)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that all of its outstanding preferred securities, if any, will be redeemed or otherwise retired prior to the spin off and merger. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS: CUSIP				MATURITY DATE	FIRST CALL DATE	CURRENT OR FIRST CALL PRICE	AS OF DECEMBER 31,
		TYPE*	RATE				2011	2010	2009
								(in millions )
29364LAQ5	4.875% Series	M(c)	4.875%	11/11	Now	100%	-	-	28
29364LAU6	5.70% Series	M(c)	5.70%	06/15	Now	MW (T +. 30%)	-	-	92
29365TAB0	3.60% Series	M	3.60%	06/15	Now	MW (T +. 25%)	200	200	-
952789AR6	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016	Now	100%	-	-	9
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500	500
29365TAC8	4.1% Series	M	4.100%	09/21	Now	MW (T + .30%)	75	-	-
2936LAT9	6.18% Series	M(c)	6.18%	03/35	Now	MW (T + .30%)	-	-	39
29365T203	7.875% Series	M	7.875%	06/39	06/14	100%	150	150	150
	Total bonds						925	850	818
OTHER LONG-TERM DEBT:
29365QAA8	5.51% Series Senior Secured, Series A - Securitization Bond	5.51%	10/13				18	38	57
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond	5.79%	10/18				122	122	122
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond	5.93%	6/22				114	114	114
29365KAA1	2.12% Series Senior Secured - Securitization Bond		2.12%	02/16			132	170	183
29365KAB9	3.65% Series Senior Secured - Securitization Bond		3.65%	08/19			145	145	145
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219	219
	Unamortized Premium and Discount – Net						(3)	(3)	(4)
	Other						5	5	5
TOTAL LONG-TERM DEBT(d)							1,677	1,659	1,658
Less Amount Due Within One Year							-	-	168
Long-Term Debt Excluding Amount Due Within One Year							$1,677	$1,659	$1,490
Fair Value of Long-Term Debt(a)							$1,906	$1,822	$1,747
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.4%	5.4%	5.6%
(a)	The fair value includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.
(c)	Entergy Gulf States Louisiana was primarily liable for all of the long-term debt issued by Entergy Gulf States, Inc. that was outstanding on December 31, 2007. Under a debt assumption agreement with Entergy Gulf States Louisiana, Entergy Texas assumed approximately 46% of this long-term debt. Entergy Gulf States Louisiana recorded an assumption asset on its balance sheet to reflect the long-term debt assumed by Entergy Texas. By June 2010, Entergy Texas had repaid the outstanding assumed debt and the debt assumption agreement was terminated.
(d)	Pursuant to the planned spin-off and merger of Entergy’s transmission business with ITC Holdings Corp., Entergy will issue approximately $1.775 billion of debt, with the proceeds being used for prepayment or redemption of outstanding preferred and debt securities at each Utility operating company. Although the aggregate amount and particular series of preferred and debt securities of each Utility operating company to be redeemed as well as the redemption dates are uncertain at this time and are expected to remain subject to change, each Utility operating company currently anticipates that debt securities in the following approximate aggregate amounts will be reedemed prior to or following the spin off and merger: $0.51 billion for Entergy Arkansas, $0.27 billion for Entergy Gulf States Louisiana, $0.38 billion for Entergy Louisiana, $0.29 billion for Entergy Mississippi, $0.01 billion for Entergy New Orleans, and $0.30 billion for Entergy Texas. See pgs. 12 - 14 of 2011 10-K for further detail.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2011	2010	2009
								(in millions )
871911AR4	6.2% Series	M	6.2%	10/12	Now	MW (T + .35%)	$70	$70	$70
179423AC2	5.875% Series – Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
605277AC6	5.9% Series – Mississippi Business Finance Corp.	G(b)	5.9%	2022	Now	100%	103	103	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026	Now	100%	50	90	90
	Total bonds						439	479	479
OTHER LONG-TERM DEBT:
	Grand Gulf Lease Obligation 5.13%		5.13%				179	222	267
	6.29% Series F – Variable Interest Entity Note Payable		6.29%	09/13			70	70	-
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			60	60	-
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
TOTAL LONG-TERM DEBT							747	830	745
Less Amount Due Within One Year							110	34	42
Long-Term Debt Excluding Amount Due Within One Year							$637	$797	$703
Fair Value of Long-Term Debt(a)							$583	$612	$480
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.8%	5.7%	5.7%
(a)	The fair value excludes lease obligations of $179 million at System Energy and includes debt due within one year. Fair values are based on prices derived by independent third parties that use inputs such as benchmark yields, reported trades, broker / dealer quotes, and issuer spreads.
(b)	Consists of pollution control revenue bonds and environmental revenue bonds.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY

	OPERATED		OWNED & LEASED	OPERATED
As of December 31, 2011.	PLANTS	UNITS	(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	27	69	14,022	14,360
Coal	3	5	2,261	3,887
Petroleum Coke	1	2	-	200
Total Fossil	31	76	16,283	18,447
Hydro	3	7	74	154
Nuclear	4	5	5,027	5,146
Total Capability	38	88	21,384	23,747

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA

	2011	2010	2009	2008	2007
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	30,042	26,637	21,767	24,552	24,131
Coal	14,915	15,616	15,101	15,648	15,035
Nuclear	40,102	42,339	41,851	37,994	40,988
Hydro	160	139	233	197	135
Total Net Generation	85,219	84,731	78,952	78,391	80,289
Purchased Power:
Affiliated Companies	803	738	741	817	729
Non- affiliated Companies	32,896	33,155	30,708	32,582	33,978
Total Purchased Power	33,699	33,893	31,449	33,399	34,707
Total Sources of Energy	118,918	118,625	110,401	111,790	114,996
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	36,684	37,465	33,626	33,047	33,281
Commercial	28,720	28,831	27,476	27,340	27,408
Industrial	40,810	38,751	35,638	37,843	38,985
Governmental	2,474	2,463	2,408	2,379	2,339
Total Retail	108,688	107,510	99,148	100,609	102,013
Sales for Resale	4,111	4,372	4,862	5,401	6,145
Unbilled Energy	(131)	(173)	631	(264)	277
Total Electric Energy Sales	112,668	111,709	104,641	105,746	108,435
Line Losses and Company Usage	6,250	6,916	5,760	6,044	6,561
Total Uses of Energy	118,918	118,625	110,401	111,790	114,996

Peak Demand (MW)	22,387	21,799	21,009	21,241	22,001
Operational Summer Capacity at Peak (MW)	23,979	24,310	23,578	24,844	23,996
Annual System Load Factor (%)	60	62	60	59	59
Retail Electric Sales Growth Rate (%)	1.1	8.4	(1.5)	(1.4)	5.5
Retail Electric Sales Weather-Adjusted Growth Rate (%)	2.0	4.3	(1.5)	(0.5)	6.0
Regional Gross Domestic Product Rate (%)	2.7	3.5	(2.4)	(0.2)	3.1
National Gross Domestic Product Rate (%)	1.7	3.0	(3.5)	(0.3)	1.9
Average Fuel Cost (cents/KWh)
Natural Gas	4.85	5.39	5.64	10.28	8.05
Nuclear Fuel	0.81	0.78	0.66	0.60	0.57
Coal	2.31	2.00	2.04	2.06	1.86
Fuel Oil	-	-	-	19.45	14.13
Purchased Power	4.59	5.28	5.29	7.92	6.27

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2011 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	755,807	479,060	829,663	490,088	175,994	638,161	-	-	3,368,773	39%
Commercial	449,756	416,321	549,142	401,276	153,824	368,614	-	(5,905)	2,333,028	27%
Industrial	421,384	490,378	867,491	145,792	29,800	351,731	-	-	2,306,576	27%
Governmental	19,711	20,925	41,900	37,302	59,840	25,955	-	-	205,633	2%
Total Retail	1,646,658	1,406,684	2,288,196	1,074,458	419,458	1,384,461	-	(5,905)	8,214,010	95%
Sales for Resale	375,127	614,429	145,009	131,334	95,704	336,555	563,390	(2,046,019)	215,529	2%
Other	62,525	48,435	75,710	60,678	14,066	36,183	21	(53,642)	243,978	3%
Total	2,084,310	2,069,548	2,508,915	1,266,470	529,228	1,757,199	563,411	(2,105,566)	8,673,517	100%

FUEL REVENUES (included in above revenues)
Residential	147,763	186,547	332,827	181,581	59,406	231,058	-	-	1,139,182	34%
Commercial	110,070	178,013	218,649	154,748	60,829	166,223	-	-	888,532	27%
Industrial	126,854	292,036	535,592	69,808	15,310	214,474	-	-	1,254,074	37%
Governmental	4,965	7,453	16,595	12,861	24,790	10,836	-	-	77,500	2%
Total Retail	389,652	664,049	1,103,663	418,998	160,335	622,591	-	-	3,359,288	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,078	3,547	10,506	5,978	2,412	6,521	-	-	30,042	25%
Coal	7,636	2,605	-	2,749	-	1,925	-	-	14,915	13%
Nuclear	14,194	7,686	8,929	-	-	-	9,293	-	40,102	34%
Hydro	160	-	-	-	-	-	-	-	160	0%
Total Net Generation	23,068	13,838	19,435	8,727	2,412	8,446	9,293	-	85,219	72%
Purchased Power:
Affiliated Companies	4,280	6,446	7,484	5,080	3,650	6,546	-	(32,683)	803	0%
Non-affiliated Companies	4,035	10,007	8,682	1,524	489	8,159	-	-	32,896	28%
Total Purchased Power	8,315	16,453	16,166	6,604	4,139	14,705	-	(32,683)	33,699	28%
Total Sources of Energy	31,383	30,291	35,601	15,331	6,551	23,151	9,293	(32,683)	118,918	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,229	5,383	9,303	5,848	1,888	6,034	-	-	36,684	34%
Commercial	6,051	5,239	6,155	4,985	1,939	4,433	-	(81)	28,720	26%
Industrial	7,029	9,041	15,813	2,326	498	6,102	-	-	40,810	38%
Governmental	275	222	473	415	795	294	-	-	2,474	2%
Total Retail	21,584	19,885	31,744	13,574	5,120	16,863	-	(81)	108,688	100%
Sales for Resale	8,197	9,608	2,330	763	1,186	5,416	9,293	(32,683)	4,111	-
Unbilled Energy	(49)	(39)	38	(69)	(1)	(11)	-	-	(131)	-
Total Electric Energy Sales	29,732	29,454	34,112	14,268	6,305	22,268	9,293	(32,764)	112,668	-
Line Losses and Company Usage	1,651	837	1,489	1,063	246	883	-	81	6,250	-
Total Uses of Energy	31,383	30,291	35,601	15,331	6,551	23,151	9,293	(32,683)	118,918	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.18	8.90	8.92	8.38	9.32	10.58	-	-	9.18	-
Commercial	7.43	7.95	8.92	8.05	7.93	8.32	-	-	8.12	-
Industrial	5.99	5.42	5.49	6.27	5.98	5.76	-	-	5.65	-
Governmental	7.17	9.43	8.86	8.99	7.53	8.83	-	-	8.31	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2011)
Residential	582,813	328,718	580,627	366,697	142,680	360,909	-	-	2,362,444	86%
Commercial	88,895	50,277	76,130	62,762	13,920	44,760	-	-	336,744	12%
Industrial	20,402	3,278	6,908	3,488	2,288	4,809	-	-	41,173	1%
Governmental	693	1,615	5,767	4,358	1,738	2,248	-	-	16,419	1%
Total Retail Customers	692,803	383,888	669,432	437,305	160,626	412,726	-	-	2,756,780	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2011	2010	2009	2008	2007
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	755,807	773,012	768,500	755,780	689,885
Commercial	449,756	441,387	474,543	462,599	408,561
Industrial	421,384	414,791	433,321	461,486	406,984
Governmental	19,711	19,524	21,731	21,043	18,972
Total Retail	1,646,658	1,648,714	1,698,095	1,700,908	1,524,402
Sales for Resale	375,127	379,894	452,424	572,350	458,372
Other	62,525	53,839	60,743	55,091	50,191
Total Electric Operating Revenues	2,084,310	2,082,447	2,211,263	2,328,349	2,032,965

FUEL REVENUES (included in above revenues)
Residential	147,763	91,412	127,137	142,415	124,582
Commercial	110,070	65,809	95,959	111,657	92,056
Industrial	126,854	75,939	104,226	135,772	115,077
Governmental	4,965	2,976	4,416	5,129	4,308
Total Retail Fuel Revenues	389,652	236,136	331,738	394,973	336,023

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,078	984	1,003	300	89
Coal	7,636	8,233	7,955	8,273	7,935
Nuclear	14,194	15,023	15,168	14,168	15,486
Hydro	160	139	233	197	135
Total Net Generation	23,068	24,379	24,359	22,938	23,645
Purchased Power:
Affiliated Companies	4,280	3,887	3,776	3,480	3,636
Non-affiliated Companies	4,035	4,508	4,968	6,164	5,790
Total Purchased Power	8,315	8,395	8,744	9,644	9,426
Total Sources of Energy	31,383	32,774	33,103	32,582	33,071

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,229	8,501	7,464	7,678	7,725
Commercial	6,051	6,144	5,817	5,875	5,945
Industrial	7,029	7,082	6,376	7,211	7,424
Governmental	275	277	269	274	277
Total Retail	21,584	22,004	19,926	21,038	21,371
Sales for Resale	8,197	8,703	11,611	10,049	9,836
Unbilled Energy	(49)	(123)	111	13	35
Total Electric Energy Sales	29,732	30,584	31,648	31,100	31,242
Line Losses and Company Usage	1,651	2,190	1,455	1,482	1,829
Total Uses of Energy	31,383	32,774	33,103	32,582	33,071

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.18	9.09	10.30	9.84	8.93
Commercial	7.43	7.18	8.16	7.87	6.87
Industrial	5.99	5.86	6.80	6.40	5.48
Governmental	7.17	7.05	8.08	7.68	6.85

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	582,813	582,557	580,672	578,664	576,975
Commercial	88,895	88,725	87,929	87,322	86,532
Industrial	20,402	20,605	20,118	20,922	20,040
Governmental	693	674	661	640	618
Total Retail Customers	692,803	692,561	689,380	687,548	684,165

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2011
			COMMER- CIAL OPER- ATION					Emissions					NET	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)
Cecil Lynch	2	100%	1949	-	Gas/Oil	Reserve	14,090	-	-	-	-	-	112,605	92.9	10,457
	3	100%	1954	110	Gas/Oil	Peaking		1	226	94,139	-	-
Harvey Couch	1	100%	1943	-	Gas/Oil	Retired(e)	15,150	-	-	-	-	-	21,365	178.6	3,816
	2	100%	1954	123	Gas/Oil	Peaking		-	23	18,035	-	-
Lake Catherine	1	100%	1950	47	Gas/Oil	Peaking	14,310	-	1.5	406	-	-	105,589	227.0	23,969
	2	100%	1950	45	Gas/Oil	Peaking		-	0.6	67	-	-
	3	100%	1953	96	Gas/Oil	Peaking		-	1.9	461	-	-
	4	100%	1970	524	Gas/Oil	Peaking		1	145	89,074	-	-
Hamilton Moses	1	100%	1951	-	Gas/Oil	Reserve	-	-	-	-	-	-	-	-	381
	2	100%	1951	-	Gas/Oil	Reserve		-	-	-	-	-
Mabelvale	1	100%	1970	14	Gas/Oil	Peaking	15,020	-	-	-	-	-	35,453	99.9	3,541
	2	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	3	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
	4	100%	1970	14	Gas/Oil	Peaking		-	-	-	-	-
Robert Ritchie	1	100%	1961	-	Gas/Oil	Reserve	-	-	-	-	-	-	(90)	(9,416.5)	847
	3	100%	1970	16	Gas/Oil	Peaking		-	-	-	-	-	-	-	-
Ouachita	1	100%	2002	255	Gas	Intermediate	7,950	1	27	164,640	-	Dry LNB, SCR	802,662	45.2	36,250
	2	100%	2002	257	Gas	Intermediate		1	27	183,652	-	Dry LNB, SCR
Independence	1	31.5%	1983	263	Coal	Base	10,430	4,822	2,209	1,888,632	71	OFA, ESP	1,739,125	25.4	44,240
White Bluff	1	57%	1980	465	Coal	Base	10,280	8,560	4,144	3,133,348	117	OFA, ESP	5,896,903	25.9	152,457
	2	57%	1981	481	Coal	Base		9,500	4,984	3,503,552	131	OFA, ESP
Cecil Lynch	Diesel	100%	1967	5	Oil	Peaking	-	-	-	-	-		-	-	36
Carpenter	1	100%	1932	31	Hydro	Peaking	-	-	-	-	-	-	125,724	8.4	1,055
	2	100%	1932	31	Hydro	Peaking		-	-	-	-	-
Remmel	1	100%	1925	4	Hydro	Peaking	-	-	-	-	-	-	33,944	27.6	936
	2	100%	1925	4	Hydro	Peaking		-	-	-	-	-
	3	100%	1925	4	Hydro	Peaking		-	-	-	-	-
Arkansas
Nuclear One	1	100%	1974	834	Nuclear PWR(d)	Base	10,328	-	-	-	-	-	14,194,445	21.1	299,399
	2	100%	1980	989	Nuclear PWR(d)	Base		-	-	-	-	-
Total				4,640									23,067,725	25.0	577,386
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel

(assuming no curtailments) that each station was designed to utilize.

(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	PWR = Pressurized Water Reactor.
(e)	Harvey Couch Unit 1 was officially retired on March 18, 2011.

Calculations may differ due to rounding.

ENTERGY GULF STATES, INC.

HISTORICAL DATA PRIOR TO SEPARATION(a)

2007
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,669
Coal	4,074
Nuclear	7,188
Hydro	-
Total Net Generation	18,931
Purchased Power:
Affiliated Companies	5,514
Non-affiliated Companies	17,658
Total Purchased Power	23,172
Total Sources of Energy	42,103

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,934
Commercial	4,895
Industrial	9,101
Governmental	204
Texas
Residential	5,281
Commercial	4,085
Industrial	5,911
Governmental	244
Total Retail	34,655
Sales for Resale	5,388
Unbilled Energy	125
Total Electric Energy Sales	40,168
Line Losses and Company Usage	1,935
Total Uses of Energy	42,103
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.(a)

	2011	2010	2009	2008	2007
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	479,060	498,319	393,490	553,527	497,782
Commercial	416,321	426,342	354,038	520,214	452,930
Industrial	490,378	488,974	383,272	672,213	620,472
Governmental	20,925	20,350	17,625	24,964	21,710
Total Retail	1,406,684	1,433,985	1,148,425	1,770,918	1,592,894
Sales for Resale	614,429	541,219	579,358	824,404	REFER TO PAGE 40
Other	48,435	40,506	48,827	37,630
Total Electric Operating Revenues	2,069,548	2,015,710	1,776,610	2,632,952

FUEL REVENUES (included in above revenues)
Residential	186,547	193,863	177,483	345,071	277,105
Commercial	178,013	182,546	175,960	343,938	271,015
Industrial	292,036	292,789	251,212	546,603	476,015
Governmental	7,453	7,251	7,341	14,572	11,120
Total Retail Fuel Revenues	664,049	676,449	611,996	1,250,184	1,035,255

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,547	2,533	1,705	1,951	REFER TO PAGE 40
Coal	2,605	2,535	2,472	2,615
Nuclear	7,686	8,363	7,836	6,334
Hydro	-	-	-	-
Total Net Generation	13,838	13,431	12,013	10,900
Purchased Power:
Affiliated Companies	6,446	7,021	6,768	7,725
Non-affiliated Companies	10,007	10,437	9,720	9,607
Total Purchased Power	16,453	17,458	16,488	17,332
Total Sources of Energy	30,291	30,889	28,501	28,232

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,383	5,538	5,090	4,888	4,934
Commercial	5,239	5,274	5,058	4,973	4,895
Industrial	9,041	8,801	7,601	8,416	9,101
Governmental	222	210	213	215	204
Total Retail	19,885	19,823	17,962	18,492	19,134
Sales for Resale	9,608	10,221	9,630	9,014	REFER TO PAGE 40
Unbilled Energy	(39)	(51)	149	(138)
Total Electric Energy Sales	29,454	29,993	27,741	27,368
Line Losses and Company Usage	837	896	760	864
Total Uses of Energy	30,291	30,889	28,501	28,232

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.90	9.00	7.73	11.32	10.09
Commercial	7.95	8.08	7.00	10.46	9.25
Industrial	5.42	5.56	5.04	7.99	6.82
Governmental	9.43	9.69	8.27	11.61	10.64

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	328,718	326,497	324,285	320,745	317,001
Commercial	50,277	49,886	49,319	48,636	47,749
Industrial	3,278	3,265	3,436	3,761	4,320
Governmental	1,615	1,627	1,652	1,666	1,642
Total Retail Customers	383,888	381,275	378,692	374,808	370,712
(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 40 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC. (a)

	2011	2010	2009	2008	2007

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	638,161	558,733	533,146	606,133	544,254
Commercial	368,614	320,935	336,876	416,798	364,322
Industrial	351,731	305,455	332,303	489,165	414,036
Governmental	25,955	22,527	22,797	26,872	23,583

Total Retail	1,384,461	1,207,650	1,225,122	1,538,968	1,346,195

Sales for Resale	336,555	449,233	303,682	441,314	REFER TO PAGE 40
Other	36,183	33,548	35,019	31,976

Total Electric Operating Revenues	1,757,199	1,690,431	1,563,823	2,012,258

FUEL REVENUES (included in above revenues)
Residential	231,058	228,693	250,230	328,397	281,118
Commercial	166,223	164,098	186,662	255,759	213,574
Industrial	214,474	210,357	229,164	363,208	298,219
Governmental	10,836	10,333	11,479	15,446	12,946

Total Retail Fuel Revenues	622,591	613,481	677,535	962,810	805,857

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,521	6,355	6,184	6,046	REFER TO PAGE 40
Coal	1,925	1,874	1,827	1,933
Nuclear	-	-	-	-
Hydro	-	-	-	-

Total Net Generation	8,446	8,229	8,011	7,979

Purchased Power:
Affiliated Companies	6,546	7,537	6,349	5,696
Non-affiliated Companies	8,159	6,478	6,034	6,530

Total Purchased Power	14,705	14,016	12,383	12,226

Total Sources of Energy	23,151	22,245	20,394	20,205

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,034	5,958	5,453	5,245	5,280
Commercial	4,433	4,271	4,165	4,092	4,085
Industrial	6,102	5,642	5,570	5,948	5,911
Governmental	294	271	258	248	246

Total Retail	16,863	16,142	15,446	15,533	15,522

Sales for Resale	5,416	5,058	3,861	3,858	REFER TO PAGE 40

Unbilled Energy	(11)	10	104	(64)

Total Electric Energy Sales	22,268	21,210	19,411	19,327

Line Losses and Company Usage	883	1,035	983	878

Total Uses of Energy	23,151	22,245	20,394	20,205

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.58	9.38	9.78	11.56	10.31
Commercial	8.32	7.51	8.09	10.19	8.92
Industrial	5.76	5.41	5.97	8.22	7.00
Governmental	8.83	8.31	8.84	10.84	9.63

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	360,909	356,999	352,682	346,533	344,704
Commercial	44,760	44,080	43,375	42,005	41,963
Industrial	4,809	4,815	4,896	4,532	4,934
Governmental	2,248	2,213	2,159	2,112	2,085

Total Retail Customers	412,726	408,107	403,112	395,182	393,686

(a)	Effective December 31, 2007, Entergy Gulf States, Inc. completed a jurisdictional separation into two vertically integrated utility companies, one operating under the sole retail jurisdiction of the PUCT, Entergy Texas, Inc., and the other operating under the sole retail jurisdiction of the LPSC, Entergy Gulf States Louisiana, L.L.C., Entergy Gulf States Louisiana, L.L.C. is the successor for financial reporting purposes to Entergy Gulf States, Inc. Certain historical data by separate company is unavailable. Page 40 reflects historical data prior to the separation.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO

							PLANT AVG BTU PER KWH						TOTAL PLANT – 2011
			COMMER-	OWNED &				Emissions					NET	EXPEN-	TOTAL
PLANT	UNIT	OWNER- SHIP	CIAL OPER- ATION	LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)	SES PER NET MWH	PRODUCTION EXPENSE ($000)
LA Station 2 (d)	10	100%	1950	-	Gas	Reserve	-	-	-	-	-	-	-	-	427
	11	100%	1950	-	Gas	Reserve		-	-	-	-	-
	12	100%	1953	-	Gas	Reserve		-	-	-	-	-
Willow Glen	1	100%	1960	152	Gas/Oil	Peaking	11,500	1	218	172,451	-	-	1,419,842	58.4	82,961
	2	100%	1964	195	Gas/Oil	Peaking		-	25	20,233	-	-
	3	100%	1968	-	Gas	Reserve		-	-	-	-	ESP
	4	100%	1973	470	Gas/Oil	Peaking		3	1,376	626,649	-	-
	5	100%	1976	-	Gas/Oil	Reserve		-	-	-	-	-
Roy S. Nelson	3	100%	1960	145	Gas/Oil	Intermediate	12,910	1	281	213,883	-	-	1,334,041	61.9	82,612
	4	100%	1970	450	Gas/Oil	Intermediate		4	832	787,838	-	-
Calcasieu	1	100%	2000	150	Gas	Peaking	11,150	1	67	91,225	-	Dry LNB	314,614	58.5	18,393
	2	100%	2001	160	Gas	Peaking		1	90	120,146	-	Dry LNB
Ouachita	3	100%	2002	258	Gas	Intermediate	7,430	1	32	197,403	-	Dry LNB, SCR	478,674	41.2	19,726
Roy S. Nelson	6	40%	1982	221	Coal	Base	10,910	5,796	1,460	1,788,627	65	LNB w/ Sep OFA, ESP	1,511,046	38.2	57,650
Big Cajun 2	3	24%	1983	142	Coal	Base	10,330	3,172	802	1,115,364	42	LNB w/ OFA, ESP	1,093,775	25.4	27,803
River Bend	1	100%(e)	1986	974	Nuclear BWR(f)	Base	10,769	-	-	-	-	-	7,686,445	24.5	188,286
Total				3,317									13,838,437	34.5	477,857
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	EGSL also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(e)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.
(f)	BWR = Boiling Water Reactor.

Calculations may differ due to rounding.

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO

							PLANT AVG BTU PER KWH						TOTAL PLANT – 2011
			COMMER-	OWNED &				Emissions					NET	EXPEN-	TOTAL
PLANT	UNIT	OWNER- SHIP	CIAL OPER- ATION	LEASED CAPABILITY (MW)(a)	FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)	GENER- ATION (MWH)	SES PER NET MWH	PRODUCTION EXPENSE ($000)
Roy S. Nelson	6	30%	1982	164	Coal	Base	10,910	4,283	1,079	1,322,028	48	LNB w/ Sep OFA, ESP	1,116,859	38.9	43,403
Big Cajun 2	3	18%	1983	105	Coal	Base	10,320	2,345	593	824,399	31	LNB w/ OFA, ESP	808,443	25.3	20,491
Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	11,360	4	92	689,325	-	SCR	1,719,362	54.4	93,556
	2	100%	1971	230	Gas/Oil	Intermediate		3	85	509,486	-	SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,370	2	661	451,190	-	-	4,801,434	53.2	255,630
	2	100%	1962	212	Gas/Oil	Intermediate		2	518	347,665	-	-
	3	100%	1966	390	Gas/Oil	Intermediate		3	679	569,384	-	LNB w/ Sep OFA
	4	100%	1974	525	Gas	Intermediate		7	1,406	1,310,391	-	Combus Mod / Fuel Reburn
	5	100%	1979	470	Gas/Oil	Intermediate		2	309	453,663	-	LNB w/ Closed- coupled OFA
Total				2,538									8,446,097	48.9	413,080
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

	2011	2010	2009	2008	2007

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	829,663	840,011	669,084	967,445	853,780
Commercial	549,142	543,308	456,274	659,880	578,025
Industrial	867,491	817,454	664,377	1,061,887	871,853
Governmental	41,900	42,124	35,760	51,064	43,550
Total Retail	2,288,196	2,242,897	1,825,495	2,740,276	2,347,208
Sales for Resale	145,009	225,011	256,596	261,218	318,001
Other	75,710	70,858	101,495	49,800	72,343
Total Electric Operating Revenues	2,508,915	2,538,766	2,183,586	3,051,294	2,737,552

FUEL REVENUES (included in above revenues)
Residential	332,827	360,847	287,909	530,363	415,883
Commercial	218,649	231,104	194,759	358,257	280,200
Industrial	535,592	523,895	435,112	780,147	614,448
Governmental	16,595	18,067	15,388	27,782	21,305
Total Retail Fuel Revenues	1,103,663	1,133,913	933,168	1,696,549	1,331,836

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	10,506	9,429	7,090	8,930	8,784
Coal	-	-	-	-	-
Nuclear	8,929	10,276	8,949	9,037	9,893
Hydro	-	-	-	-	-
Total Net Generation	19,435	19,705	16,039	17,967	18,677
Purchased Power:
Affiliated Companies	7,484	5,783	7,818	5,996	6,025
Non-affiliated Companies	8,682	9,614	7,644	7,511	7,484
Total Purchased Power	16,166	15,397	15,462	13,507	13,509
Total Sources of Energy	35,601	35,102	31,501	31,474	32,186

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	9,303	9,533	8,684	8,487	8,646
Commercial	6,155	6,164	5,867	5,784	5,848
Industrial	15,813	14,473	13,386	13,162	13,209
Governmental	473	479	459	459	446
Total Retail	31,744	30,649	28,396	27,892	28,149
Sales for Resale	2,330	2,961	1,621	2,233	2,411
Unbilled Energy	38	27	164	(118)	124
Total Electric Energy Sales	34,112	33,637	30,181	30,007	30,684
Line Losses and Company Usage	1,489	1,465	1,320	1,467	1,502
Total Uses of Energy	35,601	35,102	31,501	31,474	32,186

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.92	8.81	7.70	11.40	9.87
Commercial	8.92	8.81	7.78	11.41	9.88
Industrial	5.49	5.65	4.96	8.07	6.60
Governmental	8.86	8.79	7.79	11.13	9.76

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	580,627	578,466	575,388	571,301	568,893
Commercial	76,130	75,493	74,608	73,617	73,012
Industrial	6,908	6,971	7,247	7,592	8,374
Governmental	5,767	5,704	5,539	5,387	5,229
Total Retail Customers	669,432	666,634	662,782	657,897	655,508

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO

			COMMER- CIAL OPER- ATION	OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH NET GENER- ATION						TOTAL PLANT – 2011
								Emissions					NET GENER- ATION (MWH)	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE		SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)
Acadia	2	100%	2002	578	Gas	Intermediate	7,540	2	37	417,816	-	SCR	1,243,351	41.9	52,034
Buras	8	100%	1971	12	Gas/Oil	Peaking	35,980	-	-	-	-	-	9,813	336.2	3,299
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	12,620	1	378	217,713	-	-	1,797,288	71.8	128,961
	2	100%	1966	410	Gas/Oil	Intermediate		2	365	404,604	-	-
	3	100%	1969	522	Gas/Oil	Intermediate		3	2,086	636,336	-	-
Monroe	10	100%	1961	-	Gas	Retired(e)	-	-	-	-	-	-	-	-	-
	11	100%	1965	-	Gas	Retired(e)		-	-	-	-	-
	12	100%	1968	-	Gas	Retired(e)		-	-	-	-	-
Ninemile Point	1	100%	1951	-	Gas/Oil	Retired(f)	10,930	-	1	1,906	-	-	4,439,683	53.9	239,394
	2	100%	1953	-	Gas/Oil	Retired(f)		-	-	-	-	-
	3	100%	1955	125	Gas/Oil	Intermediate		1	212	154,719	-	-
	4	100%	1971	500	Gas/Oil	Intermediate		6	2,531	1,104,973	-	-
	5	100%	1973	740	Gas/Oil	Intermediate		8	3,731	1,606,035	-	-
Perryville	1	100%	2002	535	Gas	Intermediate	7,360	4	113	882,309	-	Dry LNB, SCR	1,948,323	41.3	80,532
	2	100%	2001	156	Gas	Peaking		-	1	1,876	-	Dry LNB
Sterlington	6	100%	1958	-	Gas/Oil	Reserve	13,160	-	-	-	-	-	23,109	167.4	3,868
	7	100%	1974	174	Gas/Oil	Peaking		1	53	17,247	-	-
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	13,450	69	333	354,835	-	-	1,044,471	79.7	83,271
	2	100%	1975	411	Gas/Oil	Intermediate		45	453	488,524	-	-
	4	100%	2009	31	Oil	Peaking	-	-	1	1,139	-	Steam Injection	-	-	-
Waterford	3	100%	1985	1,159	Nuclear PWR(d)	Base	10,898	-	-	-	-	-	8,928,530	22.5	201,083
Total				6,002									19,434,568	40.8	792,442
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	PWR = Pressurized Water Reactor.
(e)	Monroe Units 10, 11 & 12 were officially retired on October 14, 2011.
(f)	Ninemile Point Units 1 & 2 were officially retired on September 23, 2011.

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2011	2010	2009	2008	2007
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	490,088	508,571	466,632	555,913	500,097
Commercial	401,276	405,577	395,444	481,878	427,545
Industrial	145,792	144,581	146,608	199,453	185,119
Governmental	37,302	37,754	37,740	44,336	40,417
Total Retail	1,074,458	1,096,483	1,046,424	1,281,580	1,153,178
Sales for Resale	131,334	87,670	79,408	131,270	172,919
Other	60,678	48,769	54,275	51,849	47,914
Total Electric Operating Revenues	1,266,470	1,232,922	1,180,107	1,464,699	1,374,011

FUEL REVENUES (included in above revenues)
Residential	181,581	177,354	179,338	281,916	215,446
Commercial	154,748	145,950	158,937	252,867	192,289
Industrial	69,808	63,696	70,679	121,026	100,293
Governmental	12,861	12,031	13,614	21,352	16,605
Total Retail Fuel Revenues	418,998	399,031	422,568	677,161	524,633

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,978	5,469	3,583	5,257	5,734
Coal	2,749	2,974	2,847	2,827	3,026
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	8,727	8,443	6,430	8,084	8,760
Purchased Power:
Affiliated Companies	5,080	5,467	6,127	4,903	4,602
Non-affiliated Companies	1,524	1,607	1,752	2,083	2,706
Total Purchased Power	6,604	7,074	7,879	6,986	7,308
Total Sources of Energy	15,331	15,517	14,309	15,070	16,068

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,848	6,077	5,358	5,354	5,474
Commercial	4,985	5,000	4,756	4,841	4,872
Industrial	2,326	2,250	2,178	2,565	2,771
Governmental	415	416	405	411	421
Total Retail	13,574	13,743	12,697	13,171	13,538
Sales for Resale	763	670	528	935	1,493
Unbilled Energy	(69)	(18)	74	23	(22)
Total Electric Energy Sales	14,268	14,395	13,299	14,129	15,009
Line Losses and Company Usage	1,063	1,122	1,010	941	1,059
Total Uses of Energy	15,331	15,517	14,309	15,070	16,068

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.38	8.37	8.71	10.38	9.14
Commercial	8.05	8.11	8.31	9.95	8.78
Industrial	6.27	6.43	6.73	7.78	6.68
Governmental	8.99	9.08	9.32	10.79	9.60

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	366,697	366,722	365,804	362,649	361,725
Commercial	62,762	62,858	62,613	62,556	63,642
Industrial	3,488	3,450	2,749	2,827	3,109
Governmental	4,358	4,322	4,259	4,208	4,096
Total Retail Customers	437,305	437,352	435,425	432,240	432,572

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH						TOTAL PLANT – 2011
			COMMER- CIAL OPER- ATION					Emissions					NET GENER- ATION (MWH)	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)
PLANT	UNIT	OWNER- SHIP			FUEL TYPE	PURPOSE	NET GENER- ATION	SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)
Attala	1	100%	2001	455	Gas	Intermediate	7,310	3	38	547,196	-	Dry LNB, SCR	1,526,769	43.1	65,787

Baxter Wilson	1	100%	1967	500	Gas/Oil	Intermediate	11,860	136	2,976	1,276,005	-	-	2,806,390	54.9	154,070
	2	100%	1971	676	Gas/Oil	Intermediate		5	2,676	919,365	-	Combus Mod / Fuel Reburn

Delta	1	100%	1953	-	Gas/Oil	Reserve	-	-	-	-	-	-	(416)	(3,047.0)	1,268
	2	100%	1953	-	Gas/Oil	Reserve		-	-	-	-	-

Gerald Andrus	1	100%	1975	712	Gas/Oil	Intermediate	11,400	5	1,599	976,255	-	OFA	1,468,591	56.5	83,001

Natchez	1	100%	1951	-	Gas/Oil	Retired(d)	-	-	-	-	-	-	-	-	2

Rex Brown	1	100%	1948	-	Gas	Retired(e)	15,670	-	-	-	-	-	177,262	96.4	17,091
	3	100%	1951	70	Gas/Oil	Peaking		-	37	32,154	-	-
	4	100%	1959	209	Gas/Oil	Intermediate		1	431	172,055	-	-
	5	100%	1968	10	Oil	Peaking		-	-	-	-	-

Independence	1	25%	1983	209	Coal	Base	10,350	3,827	1,753	1,498,915	56	OFA, ESP	2,748,766	24.6	67,678
	2	25%	1984	211	Coal	Base		3,773	1,599	1,475,285	55	OFA, ESP

Total				3,052									8,727,362	44.6	388,896
(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	Natchez Unit 1 was officially retired on June 10, 2011.
(e)	Rex Brown Unit 1 was officially retired on June 10, 2011.

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2011	2010	2009	2008	2007

ELECTRIC OPERATING REVENUES ($ thousands)
Residential	175,994	196,391	167,794	171,584	142,497
Commercial	153,824	173,536	166,454	193,552	181,438
Industrial	29,800	35,826	37,225	48,378	46,697
Governmental	59,840	70,146	69,306	79,973	72,467

Total Retail	419,458	475,899	440,779	493,487	443,099

Sales for Resale	95,704	56,500	88,010	162,769	103,843
Other	14,066	10,703	7,196	16,684	10,516

Total Electric Operating Revenues	529,228	543,102	535,985	672,940	557,458

FUEL REVENUES (included in above revenues)
Residential	59,406	65,146	62,017	92,401	71,496
Commercial	60,829	66,088	72,121	117,282	101,932
Industrial	15,310	17,253	19,103	32,171	28,745
Governmental	24,790	28,073	31,866	50,803	42,750

Total Retail Fuel Revenues	160,335	176,560	185,107	292,657	244,923

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,412	1,867	2,202	2,068	1,855
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-

Total Net Generation	2,412	1,867	2,202	2,068	1,855

Purchased Power:
Affiliated Companies	3,650	3,839	3,760	3,391	3,428
Non-affiliated Companies	489	511	590	687	340

Total Purchased Power	4,139	4,350	4,350	4,078	3,768

Total Sources of Energy	6,551	6,217	6,552	6,146	5,623

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,888	1,858	1,577	1,394	1,221
Commercial	1,939	1,899	1,813	1,774	1,763
Industrial	498	503	526	541	568
Governmental	795	809	805	774	747

Total Retail	5,120	5,069	4,721	4,483	4,299

Sales for Resale	1,186	919	1,543	1,361	1,010

Unbilled Energy	(1)	(18)	29	20	15

Total Electric Energy Sales	6,305	5,970	6,293	5,864	5,324

Line Losses and Company Usage	246	247	259	282	299

Total Uses of Energy	6,551	6,217	6,552	6,146	5,623

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.32	10.57	10.64	12.31	11.67
Commercial	7.93	9.14	9.18	10.91	10.29
Industrial	5.98	7.12	7.08	8.94	8.22
Governmental	7.53	8.67	8.61	10.33	9.70

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	142,680	138,659	132,602	124,432	115,523
Commercial	13,920	14,079	13,064	12,622	12,211
Industrial	2,288	2,277	2,311	2,514	2,765
Governmental	1,738	2,079	1,747	1,381	1,308

Total Retail Customers	160,626	157,094	149,724	140,949	131,807

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

				OWNED & LEASED CAPABILITY (MW)(a)			PLANT AVG BTU PER KWH NET GENER- ATION	Emissions					TOTAL PLANT – 2011
													NET GENER- ATION (MWH)	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)

PLANT	UNIT	OWNER- SHIP	COMMER- CIAL OPER- ATION		FUEL TYPE	PURPOSE		SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)
A. B. Paterson	3	100%	1950	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	9
	4	100%	1954	-	Gas/Oil	Retired		-	-	-	-	-
Michoud	1	100%	1957	-	Gas/Oil	Retired(d)	11,180	-	-	151	-	-	2,411,581	49.0	118,218
	2	100%	1963	235	Gas/Oil	Intermediate		2	706	409,867	-	-
	3	100%	1967	529	Gas/Oil	Intermediate		6	1,696	1,225,404	-	Combus Mod / Fuel Reburn
A. B. Paterson	5	100%	1967	-	Oil	Retired	-	-	-	-	-	-	-	-	3
Total				764									2,411,581	49.0	118,231

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	Michoud Unit 1 was officially retired on September 23, 2011.

Calculations may differ due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2011	2010	2009	2008	2007
ELECTRIC OPERATING REVENUES ($ thousands)	563,411	558,584	554,007	528,998	553,193

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	9,293	8,677	9,898	8,455	8,421
Hydro	-	-	-	-	-
Total Net Generation	9,293	8,677	9,898	8,455	8,421
Purchased Power	-	-	-	-	-
Total Sources of Energy	9,293	8,677	9,898	8,455	8,421

USES OF ENERGY (GWh)
Electric Energy Sales	9,293	8,692	9,898	8,475	8,440
Unbilled Energy	-	-	-	-	-
Line Losses and Company Usage	-	(15)	-	(20)	(19)
Total Uses of Energy	9,293	8,677	9,898	8,455	8,421

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

			COMMER- CIAL OPER- ATION	OWNED & LEASED CAPABILITY (MW)(a)				PLANT AVG BTU PER KWH NET GENER- ATION	Emissions					TOTAL PLANT – 2011
														NET GENER- ATION (MWH)	EXPEN- SES PER NET MWH	TOTAL PRODUCTION EXPENSE ($000)

PLANT	UNIT	OWNER- SHIP			FUEL TYPE		PURPOSE		SO2 (tons)	NOx (tons)	CO2 (tons)	Hg(b) (lbs)	TECHNOLOGY(c)
Grand Gulf	1	90%	1985	1,071	Nuclear BWR	(d)	Base	10,415	-	-	-	-	-	9,293,410	21.1	196,375
Total				1,071										9,293,410	21.1	196,375

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	Mercury emissions calculated using 2010 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(d)	BWR = Boiling Water Reactor.

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following table shows plant performance for 2007 – 2011 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2011	2010	2009	2008	2007
ANO	92.1	92.3	90.9	92.6	92.8
Grand Gulf	90.7	92.4	92.1	85.4	89.5
River Bend	93.4	92.7	94.2	81.8	88.1
Waterford 3	91.4	91.4	91.4	90.6	91.5
Entergy Southeast Average	91.9	92.2	91.9	88.6	90.9
Industry Average	89.3	89.3	90.2	90.7	91.1

The following table shows plant performance for 2011 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2011	2008–2010	2007–2009	2006–2008	2005–2007
ANO	21.1	18.5	17.2	16.3	16.0
Grand Gulf	21.1	18.8	17.7	16.6	15.3
River Bend	24.5	23.4	22.9	22.4	20.1
Waterford 3	22.5	19.3	18.1	16.9	16.7
Entergy Southeast Average	22.0	19.6	18.5	17.5	16.7
Industry Average	23.5	20.4	19.4	18.5	17.6

(a)	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh.

INDIVIDUAL PLANT INFORMATION

	ANO UNIT 1		UNIT 2	GRAND GULF	RIVER BEND		WATERFORD 3
Owner	Entergy		Entergy	System Energy-90%	Entergy		Entergy
	Arkansas		Arkansas	South Mississippi	Gulf States		Louisiana
				Electric Power	Louisiana
Association-10%
Commercial Operation Date	December 74		March 80	July 85	June 86		September 85
License Expiration Date	5/20/34		7/17/38	11/1/24	8/29/25		12/18/24
Architect/Engineer	Bechtel Power		Bechtel Power	Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &		Combustion	General	General		Combustion
	Wilcox		Engineering	Electric	Electric		Engineering
Reactor Type	PWR		PWR	BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse		General Electric	Kraftwerk Union	General Electric		Westinghouse
Owned and Leased Capability (MW)(a)	834		989	1,071	974		1,159
Refueling Data:
Last Date	10/17/11 -		2/21/11 -	2/19/12 -	1/15/11 -		4/5/11 -
	11/23/11		3/26/11	6/16/12	2/12/11		5/12/11
Number of Days	37		34	117 (d)	28		36
Next Scheduled Refueling	Spring 13		Fall 12	Spring 14	Spring 13		Fall 12
2011 Capability Factor (%)	92.9		91.2	90.7	93.4		91.4
($ millions as of December 31, 2011)
Net Book Value	1,171	(b)		1,314	1,479	(c)	1,427
Decommissioning Trust Fair Values	542	(b)		423	421	(c)	254
Decommissioning Liability	633	(b)		445	350	(c)	333

(a)	Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b)	ANO Units 1 and 2 are reported together.
(c)	30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.
(d)	Scope included installation of approximately 178 MW uprate; final uprated capacity amount to be determined after final testing and upon completion of NRC review.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair / President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS

	PARTY	SERVICE BEGAN	CURRENT TERM ENDS
ARKANSAS
Colette Honorable – Chair	Democrat	10/07	1/17
Olan W. Reeves	unknown	1/09	1/15
Elana C. Wills	unknown	1/11	1/13
LOUISIANA
Foster L. Campbell, Jr. – Chairman	Democrat	1/03	12/14
James M. Field – Vice Chairman	Republican	12/96	12/12
Lambert C. Boissiere, III	Democrat	1/05	12/16
Eric Skrmetta	Republican	1/09	12/14
Clyde C. Holloway	Republican	4/09	12/16
MISSISSIPPI
Leonard Bentz – Chairman (2012)	Republican	4/06	12/15
Lynn Posey – Vice-Chairman (2012)	Republican	1/08	12/15
Brandon Presley	Democrat	1/08	12/15
NEW ORLEANS
Cynthia Hedge-Morrell – Chair of Utility Committee	Democrat	4/05	5/14
Jacquelyn Brechtel Clarkson – President of City Council	Democrat	11/07	5/14
Stacy S. Head – Vice-President of City Council	Democrat	5/06	5/14
Susan Guidry	Democrat	5/10	5/14
Jon Johnson	Democrat	5/10	5/14
Kristen Palmer	Democrat	5/10	5/14
Diana Bajoie(a)	Democrat	6/12	12/12
TEXAS
Donna L. Nelson – Chair	Republican	8/08	8/15
Kenneth W. Anderson Jr.	Republican	9/08	8/17
Rolando Pablos	Republican	9/11	9/13

(a)	Interim appointment until November 2012 election.

SELECT UTILITY REGULATORY MECHANISMS

	LAST FILED	ALLOWED
	RATE BASE	ROE
COMPANY	($ billions)	(%)	JURISDICTIONAL REGULATORY MECHANISMS
EAI	4.0	10.2	Rate Case	• No fixed schedule for rate filings. EAI filed its last rate case on September 4, 2009.
	6/30/09 with known and measurable changes through 6/30/10

•    In June 2010, the APSC approved a settlement in the EAI rate case. Key elements of the settlement include: an approximate $63.7 million base rate increase and a 10.2% allowed return on equity. New base rates became effective with the first billing cycle of July 2010.

•    Next rate case filing expected to be tied to EAI’s exit from the System Agreement effective in December 2013.

EGSL	2.4 Electric	9.9 – 11.4 Electric	FRP	• Annual filing in May; any change in rates typically effective in September.
	12/31/11	10.65 midpoint +/- 75 bps 60/40 customer/ company sharing

•    In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.65% electric ROE midpoint with a +/- 75 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside the bandwidth are allocated prospectively, 60% to customers and 40% to the company. In November 2011, the LPSC approved a one-year extension of EGSL’s FRP. EGSL is required to file a full rate case by January 2013.

	0.05 Gas 9/30/11	10.0 - 11.0 Gas 10.5 midpoint +/- 50 bps	RSP

•    In July 2005, the LPSC approved the EGSL Gas Rate Stabilization Plan (RSP) which specified a 10.5% gas ROE midpoint with a +/- 50 bp bandwidth. Outside the bandwidth, rate changes are determined as follows: +/- 200 bps, rates changed by 50% of difference necessary to bring earned return to end point of band; if more than +/- 200 bps, rates changed 100% to eliminate differential in excess of 200 bps and then same as if within +/- 200 bps.

ELL	3.6	9.45 – 11.05	FRP	• Annual filing in May; any change in rates typically effective in September.
	12/31/2011	10.25 midpoint +/- 80 bps 60/40 customer/ company sharing

•    In October 2009, the LPSC approved an uncontested settlement extending the FRP regulatory process for an additional three years. The new FRP was adopted for the 2008-2010 test years and retains the 10.25% ROE midpoint with a +/- 80 bp bandwidth and a recovery mechanism for Commission-approved capacity additions. Earnings outside of the bandwidth are allocated prospectively, 60% to customers and 40% to the company. In November 2011, the LPSC approved a one-year extension of ELL’s FRP. ELL is required to file a full rate case by January 2013.

EMI	1.7 12/31/11	10.06 – 12.19 11.12 midpoint (subject to review / approval) Formulaic ROE reset Up to ~200 bps on ROE (depends on capital ratios) for price, satisfaction and reliability	FRP

•    Annual filing in March; any change in rates typically effective the first billing cycle of June.

•    On March 4, 2010, the MPSC approved modifications to EMI’s FRP that (1) aligned EMI’s FRP more closely with the FRPs of the other regulated gas and electric utilities in Mississippi; (2) provided the opportunity to reset the ROE and bandwidth based upon performance ratings; (3) rescored the performance adjustment factors; (4) eliminated the $14.5 million revenue adjustment limit and changed the 2% of revenues limit to a 4% limit, with any adjustment over 2% requiring a hearing; and (5) directed EMI to phase-out the summer / winter rate differential in residential rates over two years. Returns inside the bandwidth result in no change in rates while returns outside the bandwidth reset rates prospectively to or within the bandwidth depending on performance.

ENOI	0.3 Electric 12/31/11 0.09 Gas 12/31/11	10.7 – 11.5 Electric 11.1 midpoint +/- 40 bps 10.25 – 11.25 Gas 10.75 midpoint +/- 50 bps Earnings outside bandwidth reset to midpoint ROE	FRP FRP

•    Annual filing in May; any change in rates typically effective in first billing cycle of October.

•    On April 2, 2009, the City Council of New Orleans (CCNO) approved a comprehensive settlement. A new three-year formula rate plan was adopted, with terms including an 11.1% electric ROE midpoint with a +/- 40 bp bandwidth and a 10.75% gas ROE midpoint with a +/- 50 bp bandwidth. Earnings outside the bandwidth reset to the midpoint ROE, with rates changing on a prospective basis depending on whether ENOI is over or under-earning. The FRP also includes a recovery mechanism for Council-approved capacity additions, plus provisions for extraordinary cost changes and force majeure. The FRP may be extended by the mutual agreement of ENOI and the CCNO. The settlement also implemented energy conservation and demand programs.

•    ENOI anticipates that it will discuss possible renewal or extension of the FRP with the CCNO Advisors during the course of the 2011 test year FRP proceeding, which was filed May 31, 2012. The CCNO would be required to approve any such renewal or extension.

ETI	1.7	10.125	Rate Case	• No fixed schedule for rate filings.
	6/30/11 adjusted test year

•    ETI filed its last rate case on November 28, 2011 requesting a $111.8 million increase and a 10.6% return on equity based on an adjusted twelve-month test year ending June 30, 2011. In April 2012, ETI revised its request to a $104.8 million base rate increase. The parties have agreed to a procedural schedule that contemplates a final decision by July 30, 2012, with ultimate rates relating back to June 30, 2012.

•    As a result of its December 30, 2009 rate case filing, ETI implemented a $17.5 million interim rate increase beginning on May 1, 2010, pursuant to a February 2010 unanimous settlement on interim rates and a $59 million base rate increase for usage on and after August 15, 2010, pursuant to its August 2010 stipulation and settlement agreement approved by the PUCT in December 2010. Other key elements of the stipulation and settlement agreement included an additional $9 million rate increase for bills rendered on and after May 2, 2011 (the first billing cycle of the month) and a 10.125% allowed return on equity.

SERI	1.0	10.94		• Real-time recovery mechanism.
	monthly filing as of 5/31/12
TOTAL	14.7

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL BALANCE AS OF DECEMBER 31,
COMPANY	2011	2010	2009	2008	2007	FUEL RECOVERY MECHANISM
			($ millions)
EAI	209.8	61.5	122.8	119.1	114.8	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance for the prior calendar year.
EGSL(a)	2.9	77.8	57.8	8.1	105.8	Electric: Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated by taking the over- or under- recovered balance at the end of June and dividing by the projected sales for the next 12 months.
ELL(a)	1.5	8.8	66.4	(23.6)	19.2	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
EMI	(15.8)	3.2	(72.9)	5.0	(76.6)	Quarterly reset based on projected fuel and purchased power costs and projected sales plus any under- or over-recovered fuel balance from the second prior quarter.
ENOI(b)	(7.5)	(2.8)	8.1	21.8	17.3	Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff that calculates a monthly rate based on fuel and purchased power costs from two months prior. A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel Adjustment Clause. The new tariff became effective on June 1, 2009.
						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or over-recovered fuel balance based on the most recent 12 months Mcf sales.
ETI	(64.7)	(77.4)	(102.7)	21.2	(67.3)	Semi-annual reset of fuel factor in March and September based on the market price of natural gas plus surcharge or refund for material under- or over-recoveries based on actual costs.
Total	126.2	71.1	79.5	151.6	113.2
Totals may not foot due to rounding.
(a)	All years include $100.1 million for Entergy Gulf States Louisiana and $68 million for Entergy Louisiana of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.
(b)	2011, 2010 and 2009 include $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS

	2011					2010
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	122.6	64.9	130.2	171.0	488.6	89.9	103.9	143.0	149.9	486.7	0
Return on Average Invested Capital – As-Reported (%)*	9.0	8.3	7.8	8.1	8.1	11.5	11.7	10.3	9.3	9.3	(13)
Return on Average Common Equity – As-Reported (%)*	9.5	8.7	8.0	8.4	8.4	11.8	12.1	10.4	9.4	9.4	(11)
Debt to Capital Ratio (%)	4.2	4.1	3.5	4.3	4.3	10.0	8.5	4.9	5.1	5.1	(16)
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	253.4	174.3	241.0	193.5	862.2	290.9	229.3	246.6	280.7	1,047.5	(18)
Operational Earnings ($ millions)	122.6	64.9	130.2	171.0	488.6	144.2	118.4	168.2	156.6	587.4	(17)
Return on Average Invested Capital – Operational (%)*	9.8	8.9	7.9	8.1	8.1	13.2	13.4	12.2	11.1	11.1	(27)
Return on Average Common Equity – Operational (%)*	10.4	9.3	8.2	8.4	8.4	13.7	14.0	12.4	11.3	11.3	(26)
Net Debt to Net Capital Ratio (%)	(0.1)	(0.7)	(4.9)	(0.8)	(0.8)	(0.4)	3.0	(1.2)	(2.7)	(2.7)	(70)
*Rolling twelve months.

Totals may not foot due to rounding.

EWC ANNUAL FINANCIAL METRICS

	2011	2010	2009	2008	2007
GAAP MEASURES
As-Reported Net Income ($ millions)	488.6	486.7	638.5	795.6	583.2
Return on Average Invested Capital – As-Reported (%)	8.1	9.3	13.3	17.1	13.4
Return on Average Common Equity – As-Reported (%)	8.4	9.4	14.2	19.2	16.4
Debt to Capital Ratio (%)	4.3	5.1	10.5	13.0	18.3
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	862.2	1,047.5	1,230.4	1,305.5	883.9
Operational Earnings ($ millions)	488.6	587.4	682.5	795.6	601.6
Return on Average Invested Capital – Operational (%)	8.1	11.1	14.1	17.1	13.7
Return on Average Common Equity – Operational (%)	8.4	11.3	15.1	19.2	17.0
Net Debt to Net Capital Ratio (%)	(0.8)	(2.7)	2.3	4.2	10.1

EWC QUARTERLY OPERATIONAL METRICS

	2011					2010					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW)(a)	6,016	6,016	6,016	6,599	6,599	6,351	6,351	6,351	6,351	6,351	4
Average Realized Revenue/MWh	$56.98	$52.32	$55.87	$52.74	$54.48	$58.31	$58.15	$61.51	$58.16	$59.04	(8)
Non-Fuel O&M Expense/Purchased Power per MWh(b)	$24.95	$26.87	$25.32	$25.37	$25.62	$23.90	$26.93	$29.59	$26.74	$26.76	(4)
Billed GWh	10,519	10,652	11,284	11,065	43,520	11,128	10,498	10,736	10,320	42,682	2
EWC Nuclear
Average Realized Revenue/MWh	$57.46	$52.38	$56.07	$53.00	$54.73	$58.72	$57.69	$61.41	$58.80	$59.16	(7)
Production Cost/MWh(b)	$24.01	$25.96	$24.92	$25.92	$25.21	$23.70	$24.40	$27.79	$25.23	$25.27	(0)
Non-Fuel O&M Expense/Purchased Power per MWh(b)	$24.74	$26.57	$24.90	$26.00	$25.55	$23.63	$25.49	$28.77	$26.06	$25.97	(2)
Billed GWh	9,913	9,993	10,645	10,367	40,918	10,255	9,868	9,888	9,644	39,655	3
Capacity Factor	91%	91%	98%	93%	93%	94%	90%	91%	86%	90%	3

(a) Fourth quarter and year-to-date 2010 owned capacity includes the 335 MW ownership position in the Harrison County power plant, which was sold on December 31, 2010.

(b) 2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.

Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS

	2011	2010	2009	2008	2007
Owned Capacity (MW)(a)	6,599	6,351	6,351	6,351	6,576
Average Realized Revenue/MWh	$54.48	$59.04	$60.46	$60.73	$53.69
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)	$25.62	$26.76	$24.45	$22.86	$24.76
Billed GWh	43,520	42,682	43,969	44,747	40,916
EWC Nuclear
Net MW in Operation	4,998	4,998	4,998	4,998	4,998
Average Realized Price/MWh	$54.73	$59.16	$61.07	$59.51	$52.69
Production Cost/MWh(b)(c)	$25.21	$25.27	$23.26	$21.88	$21.19
Non-Fuel O&M Expense/Purchased Power per MWh(b)(c)	$25.55	$25.49	$23.30	$21.95	$22.86
Billed GWh	40,918	39,655	40,981	41,710	37,570
Capacity Factor	93%	90%	93%	95%	89%

(a) Fourth quarter and year-to-date 2010 owned capacity includes the 335 MW ownership position in the Harrison County power plant, which was sold on December 31, 2010.

(b) 2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.

(c) 2007 excludes the effect of the non-utility nuclear alignment special item at EWC Nuclear.

Totals may not foot due to rounding.

TOTAL CAPACITY

	OPERATED			OWNED CAPACITY(c)
As of June 2012.	PLANTS	UNITS	MW	MW	%
Gas/Oil	1	1	544(b)	1,340	20
Coal	-	-	- (b)	181	3
Total Fossil	1	1	544	1,521	23
Wind	-	-	-	80	1
Nuclear	6	7	5,811(a)	5,011(d)	76
Total Capacity	7	8	6,355	6,612	100
(a)	Operated capacity includes management services contracts.
(b)	Excludes units operated by Entergy’s utility companies.
(c)	Includes capacity under power purchase agreements.
(d)	Reflects the final testing and confirmation of a small incremental increase in output associated with equipment replacements installed at Palisades.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION	YANKEE
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13	12/12/15	3/24/31	6/8/32	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	811(e)	688	605
(as of December 31, 2011)
Refueling Data:
Last Date	9/12/10 –	3/5/12 –	3/9/11 –	4/8/12 –	4/18/11 –	10/8/11 –
	10/17/10	4/1/12	4/8/11	4/30/12	5/12/11	11/2/11
Number of Days	35	28	30	23	25	25
Next Scheduled Refueling	Fall 12	Spring 14	Spring 13	Fall 13	Spring 13	Spring 13
2011 Capacity Factor	97%	98%	91%	94%	85%	92%
($ millions as of December 31, 2011)
Net Book Value	509	1,023	804	784	309	386(f)
Decommissioning Trust Fund Balance	(a)	693(b)	(a)	282	677	496
Decommissioning Liability	(a)	491(b)	(a)	306	362	332
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Cinergy	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	n/a	NEPOOL	NEPOOL
	Rest of State	Rest of State	Rest of State
(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.
(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c)	James A. FitzPatrick physically located in NYISO Zone C.
(d)	Indian Point physically located in NYISO Zone H.
(e)	Reflects the final testing and confirmation of a small incremental increase in output assoicated with equipment replacements.
(f)	Under generally accepted accounting principles (GAAP), power plants and other long-lived assets are generally required to be accounted for on a historical cost basis, unless a triggering event occurs which requires an impairment evaluation. In the case of Vermont Yankee, as described in our prior financial statement filings with the U.S. Securities and Exchange Commission, Entergy has performed quarterly impairment evaluations since early 2010, triggered by state actions to shut down the plant early. A number of factors and inputs are used in the Vermont Yankee impairment evaluation, including the status of pending legal and state regulatory matters, as well as assumptions about future revenues and costs of the plant. Under the accounting rules, these inputs are required to be estimated as of the end of each quarterly period. The decline in the overall energy market and forward price of energy at March 31, 2012, which is used as an input in the current accounting analysis, yielded a different impairment result in the first quarter of 2012 as compared to earlier quarters, resulting in a pre-tax impairment charge of $(356) million of plant and related assets. As a result, net book value was $103 million as of March 31, 2012.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS

		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	LOCATION	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Ritchie – Unit 2	Helena, AR	SERC	1968	100%	544	544	Gas/Oil
Top of Iowa	Worth County, IA	MRO	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Rhode Island State Energy Center (a)	Johnston, RI	NPCC	2002	100%	583	583	CCGT
Total					1,601	3,104
(a)	Acquired December 21, 2011.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(a)
PLANT	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)
Independence – Unit 2	Coal	Base	2,173	921	849,764	32	OFA
Nelson 6	Coal	Base	1,584	399	488,817	18	LNB w Sep OFA
RS Cogen	CCGT Cogen	Base QF	4	377	805,403	0	Dry LNB / SCR
Ritchie – Unit 2	Gas/Oil	Peaking	-	-	-	-	-
Top of Iowa	Wind	Renewable	-	-	-	-	-
White Deer	Wind	Renewable	-	-	-	-	-

Rhode Island State Energy Center (c)	CCGT	Intermediate	7	66	1,291,509	0	Dry LNB / SCR
Total			3,768	1,763	3,435,493	50
(a)	Mercury emissions calculated using 2011 unit heat input and 3.92 x 10-6 lb hg/MMBtu emissiom rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(b)

Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low Nox Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.

(c)	Acquired December 21, 2011.
Totals	may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL

LONG-TERM DEBT:

NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD		TOTAL ENDING	TOTAL
		INTEREST	RELATED TO	INTEREST	LONG-TERM	INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE	DEBT	EXPENSE
2000	744,405	3,869	-	-	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,289	17,819
2007	173,445	11,845	44,231	2,331	217,676	14,176
2008	161,932	8,412	36,194	1,963	198,127	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	-	305	109,681	6,317
2013	95,011	5,331	-	-	95,011	5,331
2014	79,638	4,627	-	-	79,638	4,627
2015	61,027	3,889	-	-	61,027	3,889
2016	59,022	2,995	-	-	59,022	2,995
2017	56,921	2,899	-	-	56,921	2,899
2018	54,719	2,798	-	-	54,719	2,798
2019	52,412	2,693	-	-	52,412	2,693
2020	49,994	2,582	-	-	49,994	2,582
2021 – 2035 Average	-	1,400	-	-	-	1,400
(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if FitzPatrick and/or Indian Point 3 operate beyond their original license date.

Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL

DEBT:

OUTSTANDING AS OF DECEMBER 31,

(ENTERGY’S SHARE)	2011	2010	2009	MATURITY	RATE
		(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)	$40	$46	$51	10/17/18	LIBOR + 1.625%
Institutional Portion	$38	$38	$38	10/15/22	Fixed 8.73%
Debt Service Reserve Letter of Credit(b)	$ -	$ -	$ 1	1 month to 6 months	LIBOR + 1.625%
RS Cogen Subordinated Debt	$13	$13	$13	10/17/17	LIBOR + 4.50%
Top Deer Senior Project Debt(c)	$ -	$ 8	$13	06/30/13	Fixed 5.68%
(a)	RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b)	RS Cogen spread on Debt Service Reserve Letter of Credit Loan increases over time from 1.375% to 3.250%. The DSR LC fee was 1.375% in the first term and 1.625% in the second term, including 2009. The DSR LC is borrowed for interest periods of 1 month to 6 months as needed. The DSR LC was repaid on January 29, 2010.
(c)	In December 2011, at the Company’s election and with the banks’ consent the outstanding balance on the credit facility was paid in full.

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,			AS OF DECEMBER 31,
	RATE(a)	2011	2010	2009	2011	2010	2009
						(in millions)
Authorized 1,000,000 shares, $1 par value, cumulative
Without Sinking Fund:
Entergy Asset Management,	8.95%	-	305,240	305,240	$-	$29.4	$29.4
8.95% rate(a)
Other	-	-	-	-	-	0.9	1.5
Total without sinking fund		-	305,240	305,240	$-	$30.2	$30.9
(a)	Entergy Asset Management’s stockholders’ agreement provides that each December 31 either Entergy Asset Management or the preferred shareholders may request that the preferred dividend rate be reset.

Totals may not foot due to rounding.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

ENTERGY WHOLESALE COMMODITIES OPERATIONAL MEASURES

Owned capacity (MW)	Installed capacity owned and operated by Entergy Wholesale Commodities, including investments in wind generation accounted for under the equity method of accounting
Average realized revenue per MWh	As-reported revenue per MWh billed for Entergy Wholesale Commodities plants, excluding revenue from the amortization of the Palisades below-market PPA and investments in wind generation accounted for under the equity method of accounting

Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel and investments in wind generation accounted for under the equity method of accounting
GWh billed	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting

NUCLEAR OPERATIONAL MEASURES
Net MW in operation	Installed capacity owned or operated by Entergy Wholesale Commodities - Nuclear
Average realized revenue per MWh	As-reported revenue per MWh billed for Entergy Wholesale Commodities nuclear plants, excluding revenue from the amortization of the Palisades below-market PPA
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Non-fuel O&M expense/purchased power per MWh	Operation, maintenance and refueling expenses and purchased power per MWh billed, excluding fuel
GWh billed	Total number of GWh billed to all customers
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage duration	Number of days lost for scheduled refueling outage during the period

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non- GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling net income attributable to Entergy Corporation (Net Income) adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Net margin – as-reported	12-months rolling Net Income divided by 12-months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable, capital leases, and preferred stock with sinking fund on the balance sheet, less non-recourse debt, if any
Debt of joint ventures (Entergy’s share)	Debt issued by business joint ventures at Entergy Wholesale Commodities assets
Leases (Entergy’s share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Gross debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes
Rita, Ike and Gustav at Entergy Texas; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Operational adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, and interest and investment income excluding decommissioning expense, and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items
Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Net margin – operational	12-months rolling operational Net Income divided by 12-months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Gross debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio, excluding securitization debt	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net debt to net capital ratio, including off-balance sheet liabilities, excluding securitization debt	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents, excluding securitization debt

REG G RECONCILIATIONS

PRO FORMA FINANCIAL RESULTS (Reflects Jurisdictional Split of Entergy Gulf States, Inc.) (unaudited)

RECONCILIATION OF GAAP TO NON-GAAP 2007 PRO FORMA INCOME STATEMENT In thousands, for the year ended December 31, 2007.	ENTERGY GULF STATES LOUISIANA GAAP	ADJUSTMENT*	ENTERGY GULF STATES LOUISIANA PRO FORMA

OPERATING REVENUES:
Electric	$3,448,008	$(1,238,442)	$2,209,566
Natural gas	86,604	-	86,604
Total	3,534,612	(1,238,442)	2,296,170

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	867,081	(546,413)	320,668
Purchased power	1,339,986	(232,938)	1,107,048
Nuclear refueling outage expenses	12,212	-	12,212
Other operation and maintenance	548,999	(179,119)	369,880
Decommissioning	11,728	(173)	11,555
Taxes other than income taxes	132,489	(50,615)	81,874
Depreciation and amortization	208,648	(68,172)	140,476
Other regulatory charges (credits) – net	29,923	(16,808)	13,115
Total	3,151,066	(1,094,238)	2,056,828

OPERATING INCOME	383,546	(144,204)	239,342

OTHER INCOME:
Allowance for equity funds used during construction	11,666	(3,295)	8,371
Interest and dividend income	75,425	28,715	104,140
Miscellaneous – net	1,724	600	2,324
Total	88,815	26,020	114,835

INTEREST AND OTHER CHARGES:
Interest on long-term debt	149,464	(14,231)	135,233
Other interest – net	13,945	(10,907)	3,038
Allowance for borrowed funds used during construction	(7,528)	2,126	(5,402)
Total	155,881	(23,012)	132,869

INCOME BEFORE INCOME TAXES	316,480	(95,172)	221,308
Income taxes	134,098	(36,249)	97,849

NET INCOME	182,382	(58,923)	123,459
Preferred distribution requirements and other	3,968	-	3,968

EARNINGS APPLICABLE TO COMMON EQUITY	$ 178,414	$ (58,923)	$ 119,491

*Adjustment to reflect as if the transactions implementing the Entergy Gulf States, Inc. jurisdictional split had occurred as of January 1, 2007.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Net Income (A)	1,346	1,250	1,231	1,221	1,135
Preferred dividends	21	20	20	20	25
Tax-effected interest expense	316	354	351	374	392
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	1,683	1,624	1,602	1,615	1,552

Special items (C)	(13)	(82)	(71)	(55)	(32)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,696	1,706	1,673	1,670	1,584
Operational earnings (A-C)	1,359	1,332	1,302	1,276	1,167
Average invested capital (D)	21,126	20,781	20,748	19,927	18,721
Average common equity (E)	8,729	8,555	8,290	7,915	8,030
Operating revenues (F)	11,229	11,488	10,746	13,094	11,484

Gross debt (G)	12,387	11,816	12,014	12,279	11,123
Less securitization debt (H)	1,071	931	838	310	330
Gross debt, excluding securitization debt (G-H)	11,316	10,885	11,176	11,969	10,793
Less cash and cash equivalents (I)	694	1,294	1,710	1,920	1,254
Net debt, excluding securitization debt (G-H-I)	10,622	9,591	9,466	10,049	9,539

Total capitalization (J)	21,629	20,623	20,939	20,557	19,297
Less securitization debt (K)	1,071	931	838	310	330
Total capitalization, excluding securitization debt (J-K)	20,558	19,692	20,101	20,247	18,967
Less cash and cash equivalents (L)	694	1,294	1,710	1,920	1,254
Net capitalization, excluding securitization debt (J-K-L)	19,864	18,398	18,391	18,327	17,713
Off-balance sheet liabilities (M)	604	653	646	574	658
Revolver capacity (N)	2,001	2,354	1,464	645	1,730
Gross liquidity (I+N)	2,695	3,648	3,174	2,565	2,984

($ per share)
As-Reported earnings per share (O)	7.55	6.66	6.30	6.20	5.60
Operational earnings per share (P)	7.62	7.10	6.67	6.51	5.76
Common dividend paid per share (Q)	3.32	3.24	3.00	3.00	2.58
Year-end closing market price per share of common stock (R)	73.05	70.83	81.84	83.13	119.52

(%)
Return on average invested capital – As-Reported (B/D)	8.0	7.8	7.7	8.1	8.3
Return on average invested capital – Operational ((B-C)/D)	8.0	8.2	8.1	8.4	8.5
Return on average common equity – As-Reported (A/E)	15.4	14.6	14.9	15.4	14.1
Return on average common equity – Operational ((A-C)/E)	15.6	15.6	15.7	16.1	14.5
Net margin – As-Reported (A/F)	12.0	10.9	11.5	9.3	9.9
Net margin – Operational ((A-C)/F)	12.1	11.6	12.1	9.7	10.2
Debt to capital ratio (G/J)	57.3	57.3	57.4	59.7	57.6
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	55.0	55.3	55.6	59.1	56.9
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	53.5	52.1	51.5	54.8	53.9
Net debt to net capital ratio including off-balance sheet liabilities, excluding securitization debt ((G-H-I+M)/(J-K-L+M))	54.8	53.8	53.1	56.2	55.5

Common dividend payout ratio – As-Reported (Q/O)	44	49	48	48	46
Common dividend payout ratio – Operational (Q/P)	44	46	45	46	45

(ratio)
Price to earnings ratio – As-Reported (R/O)	9.68	10.64	12.99	13.41	21.34
Price to earnings ratio – Operational (R/P)	9.59	9.98	12.27	12.77	20.75

Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q10-4Q11

($ millions)	1Q11	2Q11	3Q11	4Q11	1Q10	2Q10	3Q10	4Q10
For the quarter:
As-Reported Net Income (A)	248.7	315.6	628.1	154.1	213.8	315.3	492.9	228.3
Less special items (B)	-	-	-	(13.0)	(39.9)	(10.5)	(25.2)	(6.7)
Operational earnings (A-B)	248.7	315.6	628.1	167.2	253.7	325.7	518.1	235.0
As-Reported Net Income rolling 12 months (C)	1,285	1,285	1,421	1,346	1,210	1,298	1,336	1,250
Preferred dividends	20	20	20	21	20	20	20	20
Tax-effected interest expense	327	320	320	316	372	368	358	354
As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	1,632	1,625	1,761	1,683	1,602	1,686	1,714	1,624
Special items in prior quarters	(42)	(32)	(7)	-	(53)	(76)	(71)	(75)
Special items in current quarter
Parent & Other
Transmission business spin-merge expenses	-	-	-	(13)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	-	14	4	-	-
Entergy Wholesale Commodities
Non-utility nuclear spin-off expenses	-	-	-	-	(54)	(15)	(25)	(7)
Total special items (E)	(42)	(32)	(7)	(13)	(94)	(87)	(96)	(82)
Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	1,674	1,657	1,768	1,696	1,696	1,773	1,810	1,706
Operational earnings, rolling 12 months (C-E)	1,327	1,317	1,428	1,359	1,304	1,385	1,432	1,332
Average invested capital (F)	21,093	21,101	21,509	21,126	21,149	20,761	20,802	20,781
Average common equity (G)	8,698	8,684	8,849	8,729	8,745	8,769	8,608	8,555
Operating revenues, rolling 12 months (H)	11,269	11,210	11,273	11,229	10,716	11,058	11,453	11,488
Gross debt (I)	12,018	12,360	12,452	12,387	12,152	11,853	12,247	11,816
Less securitization debt (J)	910	896	1,086	1,071	838	829	940	931
Gross debt, excluding securitization debt (I-J)	11,108	11,464	11,366	11,316	11,314	11,024	11,307	10,885
Less cash and cash equivalents (K)	726	530	987	694	1,657	1,336	1,931	1,294
Net debt, excluding securitization debt (I-J-K)	10,382	10,934	10,379	10,622	9,657	9,688	9,376	9,591
Total capitalization (L)	20,864	21,268	21,728	21,629	21,322	20,935	21,290	20,623
Less securitization debt (M)	910	896	1,086	1,071	838	829	940	931
Total capitalization, excluding securitization debt (L-M)	19,954	20,372	20,642	20,558	20,484	20,106	20,350	19,692
Less cash and cash equivalents (N)	726	530	987	694	1,657	1,336	1,931	1,294
Net capitalization, excluding securitization debt (L-M-N)	19,228	19,842	19,655	19,864	18,827	18,770	18,419	18,398
Off-balance sheet liabilities (O)	650	647	645	604	644	641	638	653
Revolver capacity (P)	2,258	1,993	2,116	2,001	1,417	1,338	2,216	2,354
Gross liquidity (K+P)	2,984	2,523	3,103	2,695	3,074	2,674	4,147	3,648
(%)
Return on average invested capital – As-Reported (D/F)	7.7	7.7	8.2	8.0	7.6	8.1	8.2	7.8
Return on average invested capital – Operational ((D-E)/F)	7.9	7.9	8.2	8.0	8.0	8.5	8.7	8.2
Return on average common equity – As-Reported (C/G)	14.8	14.8	16.1	15.4	13.8	14.8	15.5	14.6
Return on average common equity – Operational ((C-E)/G)	15.3	15.2	16.1	15.6	14.9	15.8	16.6	15.6
Net margin – As-Reported (C/H)	11.4	11.5	12.6	12.0	11.3	11.7	11.7	10.9
Net margin – Operational ((C-E)/H)	11.8	11.8	12.7	12.1	12.2	12.5	12.5	11.6
Debt to capital ratio (I/L)	57.6	58.1	57.3	57.3	57.0	56.6	57.5	57.3
Debt to capital ratio, excluding securitization debt ((I-J)/(L-M))	55.7	56.3	55.1	55.0	55.2	54.8	55.6	55.3
Net debt to net capital ratio, excluding securitization debt ((I-J-K)/(L-M-N))	54.0	55.1	52.8	53.5	51.3	51.6	50.9	52.1
Net debt to net capital including off-balance sheet liabilities, excluding securitization debt ((I-J-K+O)/(L-M-N+O))	55.5	56.5	54.3	54.8	52.9	53.2	52.5	53.8

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Net Income (A)	1,106.5	812.4	691.6	587.8	682.7
Preferred dividends	17.3	17.3	17.3	17.3	21.7
Tax-effected interest expense	280.4	303.4	284.3	261.6	259.8
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	1,404.2	1,133.2	993.3	866.7	964.2

Utility special items
Nuclear alignment	-	-	-	-	(13.7)
Total special items (C)	-	-	-	-	(13.7)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	1,404.2	1,133.2	993.3	866.7	977.9
Operational earnings (A-C)	1,106.5	812.4	691.6	587.8	696.4
Average invested capital (D)	16,877	16,412	15,580	14,441	13,903
Average common equity (E)	7,462	7,109	6,828	6,618	6,440

Gross debt (F)	9,332	8,937	9,107	7,836	7,249
Less securitization debt (G)	1,071	931	838	310	330
Gross debt, excluding securitization debt (F-G)	8,262	8,006	8,269	7,526	6,919
Less cash and cash equivalents (H)	360	822	1,239	566	801
Net debt, excluding securitization debt (F-G-H)	7,902	7,185	7,030	6,960	6,118

Total capitalization (I)	17,298	16,457	16,367	14,794	14,088
Less securitization debt (J)	1,071	931	838	310	330
Total capitalization, excluding securitization debt (I-J)	16,227	15,526	15,529	14,484	13,758
Less cash and cash equivalents (K)	360	822	1,239	566	801
Net capitalization, excluding securitization debt (I-J-K)	15,867	14,704	14,290	13,918	12,957

(%)
Return on average invested capital – As-Reported (B/D)	8.3	6.9	6.4	6.0	6.9
Return on average invested capital – Operational ((B-C)/D)	8.3	6.9	6.4	6.0	7.0
Return on average common equity – As-Reported (A/E)	14.8	11.4	10.1	8.9	10.6
Return on average common equity – Operational ((A-C)/E)	14.8	11.4	10.1	8.9	10.8
Debt to capital ratio (F/I)	54.0	54.3	55.6	53.0	51.5
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	50.9	51.6	53.2	52.0	50.3
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	49.8	48.9	49.2	50.0	47.2

Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q10-4Q11

($ millions)	1Q11	2Q11	3Q11	4Q11	1Q10	2Q10	3Q10	4Q10
As-Reported Net Income (A)	164.3	248.4	524.1	169.7	138.6	225.8	333.6	114.3
Less special items (B)	-	-	-	-	-	-	-	-
Operational earnings (A-B)	164.3	248.4	524.1	169.7	138.6	225.8	333.6	114.3

As-Reported Net Income-rolling 12 months (C)	838.1	860.6	1,051.2	1,106.5	718.6	797.2	836.0	812.4
Preferred dividends	17.3	17.3	17.3	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	298.0	287.2	283.3	280.4	294.2	304.0	303.6	303.4
As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	1,153.4	1,165.1	1,351.8	1,404.2	1,030.1	1,118.5	1,157.0	1,133.2

Special items in prior quarters	-	-	-	-	-	-	-	-
Special items in current quarter	-	-	-	-	-	-	-	-
Total special items (E)	-	-	-	-	-	-	-	-

Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	1,153.4	1,165.1	1,351.8	1,404.2	1,030.1	1,118.5	1,157.0	1,133.2
Operational earnings, rolling 12 months (C-E)	838.1	860.6	1,051.2	1,106.5	718.6	797.2	836.0	812.4
Average invested capital (F)	16,583	16,682	16,923	16,877	15,730	15,858	16,040	16,412
Average common equity (G)	7,139	7,257	7,391	7,462	6,880	6,977	7,080	7,109

Gross debt (H)	9,131	9,305	9,432	9,332	9,197	8,984	9,071	8,937
Less securitization debt (I)	911	896	1,086	1,071	838	829	940	931
Gross debt, excluding securitization debt (H-I)	8,221	8,409	8,346	8,262	8,358	8,155	8,131	8,006
Less cash and cash equivalents (J)	439	226	467	360	1,039	990	1,055	822
Net debt, excluding securitization debt (H-I-J)	7,782	8,183	7,879	7,902	7,320	7,166	7,075	7,185

Total capitalization (K)	16,686	17,003	17,364	17,298	16,481	16,360	16,481	16,457
Less securitization debt (L)	911	896	1,086	1,071	838	829	940	931
Total capitalization, excluding securitization debt (K-L)	15,776	16,108	16,278	16,227	15,642	15,531	15,541	15,526
Less cash and cash equivalents (M)	439	226	467	360	1,039	990	1,055	822
Net capitalization, excluding securitization debt (K-L-M) (%)	15,337	15,882	15,811	15,867	14,603	14,542	14,486	14,704
Return on average invested capital –
As-Reported (D/F)	7.0	7.0	8.0	8.3	6.5	7.1	7.2	6.9
Return on average invested capital –
Operational ((D-E)/F)	7.0	7.0	8.0	8.3	6.5	7.1	7.2	6.9
Return on average common equity –
As-Reported (C/G)	11.7	11.9	14.2	14.8	10.4	11.4	11.8	11.4
Return on average common equity –
Operational ((C-E)/G)	11.7	11.9	14.2	14.8	10.4	11.4	11.8	11.4
Debt to capital ratio (H/K)	54.7	54.7	54.3	54.0	55.8	54.9	55.0	54.3
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	52.1	52.2	51.3	50.9	53.4	52.5	52.3	51.6
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	50.7	51.5	49.8	49.8	50.1	49.3	48.8	48.9

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Earnings (A)	158.0	165.7	60.0	40.3	132.2
Preferred dividends	6.9	6.9	6.9	6.9	6.9
Tax-effected interest expense	49.7	54.9	54.9	52.0	53.4

As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	214.6	227.6	121.8	99.2	192.5

Special items
Nuclear Alignment	-	-	-	-	(5.9)
Total special items (C)	-	-	-	-	(5.9)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	214.6	227.6	121.8	99.2	198.4
Operational earnings (A-C)	158.0	165.7	60.0	40.3	138.1
Average invested capital (D)	3,460	3,385	3,291	3,102	2,965
Average invested capital, excluding securitization (E)	3,341	3,323	3,291	3,102	2,965
Average common equity (F)	1,424	1,408	1,406	1,392	1,409

Gross debt (G)	1,911	1,928	1,793	1,745	1,442
Less securitization debt (H)	114	124	-	-	-
Gross debt, excluding securitization debt (G-H)	1,797	1,804	1,793	1,745	1,442
Less cash and cash equivalents (I)	23	106	86	40	0.2
Net debt, excluding securitization debt (G-H-I)	1,775	1,698	1,707	1,705	1,441

Total capitalization (J)	3,472	3,448	3,321	3,261	2,942
Less securitization debt (K)	114	124	-	-	-
Total capitalization, excluding securitization debt (J-K)	3,358	3,324	3,321	3,261	2,942
Less cash and cash equivalents (L)	23	106	86	40	0.2
Net capitalization, excluding securitization debt (J-K-L)	3,335	3,218	3,235	3,221	2,942

(%)
Return on average invested capital – As-Reported (B/D)	6.2	6.7	3.7	3.2	6.5
Return on average invested capital – Operational ((B-C)/E)	6.4	6.8	3.7	3.2	6.7
Return on average common equity – As-Reported (A/F)	11.1	11.8	4.3	2.9	9.4
Return on average common equity – Operational ((A-C)/F)	11.1	11.8	4.3	2.9	9.8
Debt to capital ratio (G/J)	55.0	55.9	54.0	53.5	49.0
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	53.5	54.3	54.0	53.5	49.0
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	53.2	52.8	52.8	52.9	49.0

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Earnings (A)	200.8	173.5	152.5	131.1	119.5
Preferred dividends	0.8	0.8	0.8	0.8	4.0(a)
Tax-effected interest expense	49.7	60.2	70.7	78.1	81.8(a)
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	251.3	234.6	224.0	210.0	205.3

Special items
Nuclear Alignment	-	-	-	-	(3.6)
Total special items (C)	-	-	-	-	(3.6)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	251.3	234.6	224.0	210.0	208.9
Operational earnings (A-C)	200.8	173.5	152.5	131.1	123.1
Average invested capital (D)	2,962	3,122	3,344	3,618	3,175
Average invested capital, excluding assumption debt (E)	2,962	3,039	2,875	2,693	2,636
Average common equity (F)	1,389	1,429	1,348	1,284	1,243(b)

Gross debt (G)	1,542	1,584	1,783	2,188	2,460
Less assumption debt (H)	-	-	168	770	1,079
Gross debt, excluding assumption debt (G-H)	1,542	1,584	1,615	1,418	1,381
Less cash and cash equivalents (I)	25	155	144	49	108
Net debt, excluding assumption debt (G-H-I)	1,517	1,429	1,471	1,369	1,273

Total capitalization (J)	2,876	3,049	3,196	3,491	3,744
Less assumption debt (K)	-	-	168	770	1,079
Total capitalization, excluding assumption debt (J-K)	2,876	3,049	3,028	2,721	2,665
Less cash and cash equivalents (L)	25	155	144	49	108
Net capitalization, excluding assumption debt (J-K-L)	2,851	2,893	2,884	2,672	2,557

(%)
Return on average invested capital – As-Reported (B/D)	8.5	7.5	6.7	5.8	6.5
Return on average invested capital – Operational ((B-C)/E)	8.5	7.7	7.8	7.8	7.9
Return on average common equity – As-Reported (A/F)	14.5	12.1	11.3	10.2	9.6
Return on average common equity – Operational ((A-C)/F)	14.5	12.1	11.3	10.2	9.9
Debt to capital ratio (G/J)	53.6	52.0	55.8	62.7	65.7
Debt to capital ratio, excluding assumption debt ((G-H)/(J-K))	53.6	52.0	53.3	52.1	51.8
Net debt to net capital ratio, excluding assumption debt ((G-H-I)/(J-K-L))	53.2	49.4	51.0	51.2	49.8

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Net Income (A)	80.8	66.2	63.8	57.9	58.9
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	56.0	56.5	63.9	48.0	51.2
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	136.8	122.7	127.7	105.9	110.1
Special items	-	-	-	-	-
Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	136.8	122.7	127.7	105.9	110.1
Operational earnings (A-C)	80.8	66.2	63.8	57.9	58.9
Average invested capital (D)	2,530	2,493	2,374	2,331	2,245
Average invested capital, excluding securitization and equity infusion from parent (E)	1,752	1,670	1,799	1,936	1,931
Average common equity (F)	862	834	872	952	996
Average common equity, excluding equity infusion from parent returned beginning of 08 (G)	862	834	872	877	846
Gross debt (H)	1,677	1,659	1,658	1,345	1,413
Less securitization debt (I)	750	807	838	310	330
Gross debt, excluding securitization debt (H-I)	927	852	820	1,035	1,083
Less cash and cash equivalents (J)	65	35	201	2	297
Net debt, excluding securitization debt (H-I-J)	862	817	619	1,033	786
Total capitalization (K)	2,576	2,484	2,503	2,245	2,417
Less securitization debt (L)	750	807	838	310	330
Less equity infusion from parent returned beginning of 08 (M)	-	-	-	-	150
Total capitalization, excluding securitization and equity infusion from parent (K-L-M)	1,827	1,676	1,664	1,935	1,937
Less cash and cash equivalents (N)	65	35	201	2	297
Net capitalization, excluding securitization and equity infusion from parent (K-L-M-N)	1,762	1,641	1,463	1,933	1,640
(%)
Return on average invested capital – As-Reported (B/D)	5.4	4.9	5.4	4.5	4.9
Return on average invested capital – Operational ((B-C)/E)	7.8	7.3	7.1	5.5	5.7
Return on average common equity – As-Reported (A/F)	9.4	7.9	7.3	6.1	5.9
Return on average common equity – Operational ((A-C)/G)	9.4	7.9	7.3	6.6	7.0
Debt to capital ratio (H/K)	65.1	66.8	66.3	59.9	58.5
Debt to capital ratio, excluding securitization and equity infusion from parent ((H-I)/(K-L-M))	50.8	50.8	49.3	53.5	55.9
Net debt to net capital ratio, excluding securitization and equity infusion from parent ((H-I-J)/(K-L-M-N))	48.9	49.8	42.3	53.4	47.9
(a) See page 58 for the Pro Forma EGSL Income Statement.

(b) See page 65 for the Pro Forma EGSL Average Common Equity.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

EGSL PRO FORMA AVERAGE COMMON EQUITY 2007 ($ millions)	(D) EGSI 2006 PER 10-K	(E) ADJUSTMENTS	(D-E) EGSL 2006 PRO FORMA
Shareholders Equity:
Preferred membership interests without sinking fund (A)	47	(1)	48
Members’ equity	2,220	988	1,233
Accumulated other comprehensive loss	(20)	-	(20)
Total Equity (B)	2,248	987	1,261

2006 Pro Forma Total Common Equity (B–A)			1,213
2007 Total Common Equity (C)			1,274
2007 Average Common Equity ((C)+(B–A))/2			1,243

EGSL / ETI AVERAGE INVESTED CAPITAL AND RETURN ON AVERAGE INVESTED CAPITAL	2007 PRO FORMA
($ millions)	ETI	EGSL
As-Reported Net Income (A)	58.9	119.5	(a)
Preferred dividends	-	4.0	(a)
Tax-effected interest expense	51.2	81.8	(a)
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	110.1	205.3
Total Special Items (C)	-	(3.6)
Operational earnings including preferred dividends and tax-effected interest expense (B-C)	110.1	208.9

Average Invested Capital (D)	2,245	3,175
Less Average Securitization Debt (E)	165	-
Less Average Equity Infusion from Parent (F)	150	-
Less Average Assumption Debt (G)	-	540
Adjusted Average Invested Capital (D-E-F-G)	1,931	2,636

ROIC – As-Reported (B/D)	4.9%	6.5%
ROIC – Operational ((B-C)/(D-E-F-G)	5.7%	7.9%

ETI AVERAGE COMMON EQUITY AND RETURN ON AVERAGE COMMON EQUITY
($ millions)	2008	2007 PRO FORMA
As-Reported Net Income (A)	57.9	58.9
Total Special Items (B)	-	-
Operational Earnings (A–B)	57.9	58.9

Average Common Equity (C)	952.2	996.1
Less Average Equity Infusion from Parent	75.0	150.0
Adjusted Average Common Equity (D)	877.2	846.1

ROE – As-Reported (A/C)	6.1%	5.9%
ROE – Operational ((A–B)/D)	6.6%	7.0%

EGSL / ETI DEBT TO CAPITAL RATIO	2007 PRO FORMA
($ millions)	ETI	EGSL
Currently maturing long-term debt	309	675
Notes Payable	-	-
Obligations under capital leases – current	-	29
Obligations under capital leases – non-current	-	82
Long-term debt	1,104	1,674
Total debt before adjustments (A)	1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	1,079
Less securitization debt (ETI) (C)	330	-
Adjusted total debt (A-B-C)	1,083	1,381
Shareholders’ equity (D)	1,004	1,274
Less return of parent equity infusion in beginning of 08	150	-
Adjusted Common Equity (E)	854	1,274
Preferred membership interests without sinking fund (F)	-	10
Adjusted total capital (A-B-C)+(E+F)	1,937	2,665
Adjusted Debt / Capital Ratio (A-B-C)/((A-B-C)+(E+F))	55.9%	51.8%

EGSL / ETI NET DEBT TO NET CAPITAL RATIO	2007 PRO FORMA
($ millions)	ETI	EGSL
Currently maturing long-term debt	309	675
Notes Payable	-	-
Obligations under capital leases – current	-	29
Obligations under capital leases – non-current	-	82
Long-term debt	1,104	1,674
Total debt before adjustments (A)	1,413	2,460
Less debt assumption by ETI (EGSL) (B)	-	1,079
Less securitization debt (ETI) (C)	330	-
Adjusted total debt (A-B-C)	1,083	1,381
Less cash and cash equivalents (D)	297	108
Net Debt (A-B-C-D)	786	1,273
Shareholders’ equity (E)	1,004	1,274
Less return of parent equity infusion in beginning of 08	150	-
Adjusted Common Equity (F)	854	1,274
Preferred membership interests without sinking fund (G)	-	10
Adjusted total capital (A-B-C)+(F+G)	1,937	2,665
Less cash and cash equivalents (D)	297	108
Net Capitalization (A-B-C)+(F+G)-(D)	1,640	2,557
Adjusted Net Debt / Net Capital Ratio (A-B-C-D)/((A-B-C)+(F+G)-(D))	47.9%	49.8%

(a) See page 58 for the Pro Forma EGSL Income Statement.

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES AND ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (continued)

EGSL PRO FORMA CASH FLOW INTEREST COVERAGE

2007

	(A)	(B)	(A-B)
	EGSL(a)	ETI	EGSL
($ thousands)	PER 2007 10-K	PER FORM 10	PRO FORMA
Net Income	182,382	58,921	123,461
Adjustments to reconcile net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	363	(363)	726
Other regulatory charges (credits) – net	29,923	16,808	13,115
Depreciation, amortization, and decommissioning	220,376	68,345	152,031
Deferred income taxes, investment tax credits, and non-current taxes accrued	109,131	218,873	(109,742)
Changes in working capital:
Receivables	(261,538)	(230,481)	(31,057)
Fuel inventory	(18,377)	(10,939)	(7,438)
Accounts payable	38,685	(1,328)	40,013
Taxes accrued	(27,781)	4,936	(32,717)
Interest accrued	22,963	10,030	12,933
Deferred fuel costs	35,363	21,619	13,744
Other working capital accounts	197,802	86,598	111,204
Provision for estimated losses and reserves	(91,241)	(568)	(90,673)
Changes in other regulatory assets	116,317	(21,038)	137,355
Other	6,372	(45,422)	51,794
Net Cash Flow from Operating Activities	560,740	175,991	384,749
EGSL Pro Forma Net Cash Flow from Operating Activities		(C )	384,749
Cash Paid During Period for Interest – net of amount capitalized		(D )	131,280
Operating Cash Flow before Interest Payments		(C+D )	516,029
Interest and Other Charges		(E )	132,869 (a)
Pro Forma Cash Flow Interest Coverage		((C+D)/E)	3.9
(a)	Entergy Gulf States Louisiana, L.L.C. (EGSL) is the successor for financial reporting purposes to Entergy Gulf States, Inc. EGSL’s Cash Flow Statement for the year ended 2007 includes the operations of Entergy Texas, Inc.

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Earnings (A)	467.0	224.5	225.9	150.6	136.4
Preferred dividends	7.0	7.0	7.0	7.0	7.0
Tax-effected interest expense	61.2	62.5	52.7	51.1	48.2
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	535.2	294.0	285.6	208.7	191.5

Special items
Nuclear alignment	-	-	-	-	(2.2)
Total special items (C)	-	-	-	-	(2.2)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	535.2	294.0	285.6	208.7	193.7
Operational earnings (A-C)	467.0	224.5	225.9	150.6	138.6
Average invested capital (D)	4,414	3,890	3,491	2,958	2,697
Average invested capital, excluding securitization (E)	4,311	3,890	3,491	2,958	2,697

Average members’ equity (F)	2,251	1,924	1,710	1,531	1,386
Gross debt (G)	2,297	1,830	1,902	1,462	1,192
Less securitization debt (H)	207	-	-	-	-

Gross debt, excluding securitization debt (G-H)	2,090	1,830	1,902	1,462	1,192
Less cash and cash equivalents (I)	1	123	152	139	0.3
Net debt, excluding securitization debt (G-H-I)	2,089	1,707	1,750	1,323	1,192

Total capitalization (J)	4,862	3,967	3,813	3,170	2,746
Less securitization debt (K)	207	-	-	-	-

Total capitalization, excluding securitization debt (J-K)	4,655	3,967	3,813	3,170	2,746
Less cash and cash equivalents (L)	1	123	152	139	0.3
Net capitalization, excluding securitization debt (J-K-L)	4,654	3,844	3,662	3,031	2,745

(%)
Return on average invested capital – As-Reported (B/D)	12.1	7.6	8.2	7.1	7.1
Return on average invested capital – Operational ((B-C)/E)	12.4	7.6	8.2	7.1	7.2
Return on average members’ equity – As-Reported (A/F)	20.7	11.7	13.2	9.8	9.8
Return on average members’ equity – Operational ((A-C)/F)	20.7	11.7	13.2	9.8	10.0
Debt to capital ratio (G/J)	47.2	46.1	49.9	46.1	43.4
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	44.9	46.1	49.9	46.1	43.4
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	44.9	44.4	47.8	43.6	43.4
Calculations	may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Earnings (A)	105.9	82.5	76.5	58.4	70.1
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	29.5	32.1	30.5	27.7	27.4
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	138.3	117.4	109.9	88.9	100.2

Special items
	-	-	-	-	-
Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	138.3	117.4	109.9	88.9	100.2
Operational earnings (A-C)	105.9	82.5	76.5	58.4	70.1
Average invested capital (D)	1,720	1,609	1,509	1,418	1,439
Average common equity (E)	784	714	681	664	639

Gross debt (F)	931	839	852	703	704
Less cash and cash equivalents (G)	-	1	91	1	41
Net debt (F-G)	931	837	760	702	664

Total capitalization (H)	1,817	1,622	1,596	1,422	1,413
Less cash and cash equivalents (I)	-	1	91	1	41
Net capitalization (H-I)	1,817	1,621	1,505	1,421	1,373

(%)
Return on average invested capital – As-Reported (B/D)	8.0	7.3	7.3	6.3	7.0
Return on average invested capital – Operational ((B-C)/D)	8.0	7.3	7.3	6.3	7.0
Return on average common equity – As-Reported (A/E)	13.5	11.6	11.2	8.8	11.0
Return on average common equity – Operational ((A-C)/E)	13.5	11.6	11.2	8.8	11.0
Debt to capital ratio (F/H)	51.2	51.7	53.4	49.4	49.8
Net debt to net capital ratio ((F-G)/(H-I))	51.2	51.7	50.5	49.4	48.4

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Earnings (A)	35.0	30.1	29.5	33.4	23.0
Preferred dividends	1.0	1.0	1.0	1.0	1.1
Tax-effected interest expense	6.7	7.9	10.4	12.7	12.4
As-Reported Earnings including preferred dividends and tax-effected interest expense (B)	42.7	39.0	40.9	47.0	36.5

Special items
	-	-	-	-	-
Total special items (C)	-	-	-	-	-

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	42.7	39.0	40.9	47.0	36.5
Operational earnings (A-C)	35.0	30.1	29.5	33.4	23.0
Average invested capital (D)	371	436	499	500	476
Average common equity (E)	185	197	207	192	164

Gross debt (F)	167	167	272	273	304
Less cash and cash equivalents (G)	10	55	191	137	92
Net debt (F-G)	157	112	81	136	212
Total capitalization (H)	367	375	497	501	499
Less cash and cash equivalents (I)	10	55	191	137	92
Net capitalization (H-I)	358	320	306	364	407

(%)
Return on average invested capital – As-Reported (B/D)	11.5	8.9	8.2	9.4	7.7
Return on average invested capital – Operational ((B-C)/D)	11.5	8.9	8.2	9.4	7.7
Return on average common equity – As-Reported (A/E)	19.0	15.3	14.3	17.4	14.1
Return on average common equity – Operational ((A-C)/E)	19.0	15.3	14.3	17.4	14.1
Debt to capital ratio (F/H)	45.3	44.6	54.8	54.5	60.9
Net debt to net capital ratio ((F-G)/(H-I))	43.8	35.1	26.5	37.3	52.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Net Income (A)	64.2	82.6	48.9	91.1	136.1
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	25.5	29.9	26.7	33.9	34.5
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	89.7	112.5	75.6	125.0	170.6

Special items
Nuclear Alignment	-	-	-	-	(1.9)
Total special items (C)	-	-	-	-	(1.9)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	89.7	112.5	75.6	125.0	172.5
Operational earnings (A-C)	64.2	82.6	48.9	91.1	138.0
Average invested capital (D)	1,614	1,666	1,703	1,750	1,740
Average common equity (E)	806	821	843	859	860
Gross debt (F)	747	869	820	899	882
Less cash and cash equivalents (G)	185	264	264	103	105
Net debt (F-G)	562	605	556	796	777

Total capitalization (H)	1,548	1,681	1,650	1,755	1,744
Less cash and cash equivalents (I)	185	264	264	103	105
Net capitalization (H-I)	1,362	1,417	1,386	1,652	1,639

(%)
Return on average invested capital – As-Reported (B/D)	5.6	6.8	4.4	7.1	9.8
Return on average invested capital – Operational ((B-C)/D)	5.6	6.8	4.4	7.1	9.9
Return on average common equity – As-Reported (A/E)	8.0	10.1	5.8	10.6	15.8
Return on average common equity – Operational ((A-C)/E)	8.0	10.1	5.8	10.6	16.0
Debt to capital ratio (F/H)	48.3	51.7	49.7	51.2	50.6
Net debt to net capital ratio ((F-G)/(H-I))	41.2	42.7	40.1	48.2	47.4

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
As-Reported Net Income (A)	488.6	486.7	638.5	795.6	583.2
Preferred dividends	3.2	2.7	2.6	2.7	3.4
Tax-effected interest expense	12.7	44.2	48.2	62.0	48.6
As-Reported Net Income including preferred dividends and tax-effected interest expense (B)	504.5	533.6	689.3	860.2	635.2

Special items
Nuclear alignment	-	-	-	-	(18.4)
Non-utility nuclear spin-off expenses	-	(100.7)	(44.0)	-	-
Total special items (C)	-	(100.7)	(44.0)	-	(18.4)

Operational earnings including preferred dividends and tax-effected interest expense (B-C)	504.5	634.3	733.3	860.2	653.6
Operational earnings (A-C)	488.6	587.4	682.5	795.6	601.6
Average invested capital (D)	6,200	5,720	5,201	5,023	4,754
Average common equity (E)	5,840	5,197	4,506	4,150	3,549

Gross debt (F)	274	306	568	650	924
Less cash and cash equivalents (G)	322	454	453	459	458
Net debt (F-G)	(49)	(148)	115	191	466

Total capitalization (H)	6,379	6,022	5,419	4,983	5,062
Less cash and cash equivalents (I)	322	454	453	459	458
Net capitalization (H-I)	6,057	5,568	4,965	4,524	4,604

(%)
Return on average invested capital – As-Reported (B/D)	8.1	9.3	13.3	17.1	13.4
Return on average invested capital – Operational ((B-C)/D)	8.1	11.1	14.1	17.1	13.7
Return on average common equity – As-Reported (A/E)	8.4	9.4	14.2	19.2	16.4
Return on average common equity – Operational ((A-C)/E)	8.4	11.3	15.1	19.2	17.0
Debt to capital ratio (F/H)	4.3	5.1	10.5	13.0	18.3
Net debt to net capital ratio ((F-G)/(H-I))	(0.8)	(2.7)	2.3	4.2	10.1

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q10-4Q11

($ millions)	1Q11	2Q11	3Q11	4Q11	1Q10	2Q10	3Q10	4Q10
For the quarter:
As-Reported Net Income (A)	122.6	64.9	130.2	171.0	89.9	103.9	143.0	149.9
Less special items (B)	-	-	-	-	(54.3)	(14.5)	(25.2)	(6.7)
Operational earnings (A-B)	122.6	64.9	130.2	171.0	144.2	118.4	168.2	156.6
As-Reported Net Income, rolling 12 months (C)	519.4	480.4	467.5	488.6	558.0	577.3	534.7	486.7
Preferred dividends	2.7	2.7	2.7	3.2	2.6	2.7	2.7	2.7
Tax-effected interest expense	15.1	12.3	11.9	12.7	67.7	57.6	51.7	44.2
As-Reported Net Income, rolling 12 months including preferred dividends and tax-effected interest expense (D)	537.3	495.4	482.2	504.5	628.3	637.5	589.0	533.6
Special items in prior quarters	(46.4)	(31.9)	(6.7)	-	(37.4)	(76.6)	(80.8)	(94.0)
Special items in current quarter	-	-	-	-	(54.3)	(14.5)	(25.2)	(6.7)
Total special items (E)	(46.4)	(31.9)	(6.7)	-	(91.7)	(91.1)	(106.0)	(100.7)
Operational earnings, rolling 12 months including preferred dividends and tax-effected interest expense (D-E)	583.7	527.4	488.9	504.5	720.0	728.6	695.0	634.3
Operational earnings, rolling
12 months (C-E)	565.8	512.3	474.2	488.6	649.7	668.4	640.7	587.4
Average invested capital (F)	5,946	5,946	6,162	6,200	5,440	5,433	5,703	5,720
Average common equity (G)	5,445	5,494	5,817	5,840	4,743	4,789	5,148	5,197
Gross debt (H)	259	257	221	274	570	475	298	306
Less cash and cash equivalents (I)	265	299	507	322	588	317	363	454
Net debt (H-I)	(6)	(41)	(286)	(49)	(18)	158	(65)	(148)
Total capitalization (J)	6,211	6,288	6,297	6,379	5,680	5,603	6,028	6,022
Less cash and cash equivalents (K)	265	299	507	322	588	317	363	454
Net capital (J-K)	5,946	5,989	5,789	6,057	5,092	5,286	5,665	5,568
(%)
Return on average invested capital –
As-Reported (D/F)	9.0	8.3	7.8	8.1	11.5	11.7	10.3	9.3
Return on average invested capital –
Operational ((D-E)/F)	9.8	8.9	7.9	8.1	13.2	13.4	12.2	11.1
Return on average common equity –
As-Reported (C/G)	9.5	8.7	8.0	8.4	11.8	12.1	10.4	9.4
Return on average common equity –
Operational ((C-E)/G)	10.4	9.3	8.2	8.4	13.7	14.0	12.4	11.3
Debt to capital ratio (H/J)	4.2	4.1	3.5	4.3	10.0	8.5	4.9	5.1
Net debt to net capital ratio ((H-I)/(J-K))	(0.1)	(0.7)	(4.9)	(0.8)	(0.4)	3.0	(1.2)	(2.7)

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

1Q10-4Q11

($ millions)	1Q11	2Q11	3Q11	4Q11	1Q10	2Q10	3Q10	4Q10
Net Income (A)	123.2	65.6	130.9	172.2	90.5	104.6	143.7	150.6
Add back: interest expense (B)	4.8	4.6	5.3	5.9	51.9	9.2	5.9	4.7
Add back: income tax expense (C)	85.0	64.3	64.1	12.1	87.6	67.4	30.7	83.0
Add back: depreciation and amortization (D)	43.2	44.2	45.2	46.6	40.5	38.2	41.8	42.7
Subtract: interest and investment income (E)	30.9	33.1	33.6	38.9	49.5	39.9	43.2	38.6
Add back: decommissioning expense (F)	28.1	28.6	29.1	(4.4)	26.2	26.6	27.1	27.6
Subtract: other than temporary impairments (G)	-	(0.1)	(0.0)	-	(0.2)	(0.8)	(0.2)	(0.1)
Adjusted EBITDA (A+B+C+D-E+F-G)	253.4	174.3	241.0	193.5	247.4	206.9	206.2	270.1

Add back: special items (H)	-	-	-	-	43.5	22.4	40.4	10.6

Operational adjusted EBITDA (A+B+C+D-E+F-G+H)	253.4	174.3	241.0	193.5	290.9	229.3	246.6	280.7

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES

2007-2011

($ millions)	2011	2010	2009	2008	2007
Net Income (A)	491.8	489.4	641.1	798.2	586.6
Add back: interest expense (B)	20.6	71.8	78.3	100.8	80.8
Add back: income tax expense (C)	225.5	268.7	322.2	289.6	143.5
Add back: depreciation and amortization (D)	179.2	163.2	151.8	136.9	109.5
Subtract: interest and investment income (E)	136.5	171.2	196.5	163.2	150.0
Add back: decommissioning expense (F)	81.5	107.5	99.4	93.6	78.7
Subtract: other than temporary impairments (G)	(0.1)	(1.4)	(86.1)	(49.6)	(4.9)
Adjusted EBITDA (A+B+C+D-E+F-G)	862.2	930.8	1,182.4	1,305.5	854.0

Add back: special items (H)	-	116.7	48.0	-	29.9

Operational adjusted EBITDA (A+B+C+D-E+F-G+H)	862.2	1,047.5	1,230.4	1,305.5	883.9

Totals may not foot due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate website at entergy.com or calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Paula Waters

Vice President, Investor Relations

Telephone: 504-576-4380

E–mail: pwater1@entergy.com

SHAREHOLDER ACCOUNT INFORMATION

Computershare is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks or notifications of change of address should contact:

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-800-333-4368

Internet address: www.computershare.com

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically by selecting the investor information page on Entergy’s corporate website at entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1-888-ENTERGY or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York and Chicago exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, Philadelphia Utility Index and the NYSE Composite Index, among others.

As of January 31, 2012, there were 176,620,417 shares of Entergy common stock outstanding. Shareholders of record totaled 35,096, and approximately 55,000 investors held Entergy stock in “street name” through a broker.

CERTIFICATIONS

In May 2011, Entergy’s Chief Executive Officer certified to the New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of 2002, as exhibits to its Report on Form 10-K for the fiscal year ended December 31, 2011.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2011 and 2010 were as follows (in dollars):

	2011		2010
QUARTER	HIGH	LOW	HIGH	LOW
1	74.50	64.72	83.09	75.25
2	70.40	65.15	84.33	71.28
3	69.14	57.60	80.80	70.35
4	74.00	62.66	77.90	68.65

DIVIDEND PAYMENTS

The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2012 are:

DECLARATION DATE	RECORD DATE	PAYMENT DATE
January 27	February 9	March 1
April 4	May 10	June 1
July 27	August 9	September 4
October 26	November 8	December 3

Quarterly dividend payments (in cents-per-share):

QUARTER	2012	2011	2010	2009	2008
1	83	83	75	75	75
2	83	83	83	75	75
3		83	83	75	75
4		83	83	75	75

PREFERRED STOCK DIVIDEND PAYMENTS

The board of directors for each preferred stock issuer declares preferred dividends quarterly and sets the record and payment dates. Subject to their discretion, those dates for 2012 and 2013 are:

OPERATING COMPANIES	RECORD DATE	PAYMENT DATE
Entergy Arkansas, Inc.	12/26/11	1/3/12
	3/26/12	4/2/12
	6/20/12	7/2/12
	9/20/12	10/1/12
	12/20/12	1/1/13
	3/20/13	4/1/13
	6/20/13	7/1/13
	9/20/13	10/1/13
Entergy Gulf States Louisiana, L.L.C.	2/29/12	3/15/12
	5/31/12	6/15/12
	8/31/12	9/17/12
	11/30/12	12/17/12
	2/28/13	3/15/13
	5/31/13	6/17/13
	8/30/13	9/16/13
	11/29/13	12/16/13
Entergy Louisiana, LLC	2/29/12	3/15/12
	5/31/12	6/15/12
	8/31/12	9/17/12
	11/30/12	12/17/12
	2/28/13	3/15/13
	5/31/13	6/17/13
	8/30/13	9/16/13
	11/29/13	12/16/13
Entergy Mississippi, Inc.	1/20/12	2/1/12
	4/20/12	5/1/12
	7/20/12	8/1/12
	10/22/13	11/1/12
	1/21/13	2/1/13
	4/21/13	5/1/13
	7/22/13	8/1/13
	10/21/13	11/1/13
Entergy New Orleans, Inc.	12/26/11	1/3/12
	3/26/12	4/2/12
	6/20/12	7/2/12
	9/20/12	10/1/12
	12/20/12	1/1/13
	3/20/13	4/1/13
	6/20/13	7/1/13
	9/20/13	10/1/13